UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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MFS MULTIMARKET INCOME TRUST

MFS MUNICIPAL INCOME TRUST

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MFS® MULTIMARKET INCOME TRUST
MFS® MUNICIPAL INCOME TRUST

111 Huntington Avenue, Boston, Massachusetts 02199

Notice of Special Meeting of Shareholders

To be held on [March 11, 2026]

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that a special meeting of holders of common shares of beneficial interest (“common shareholders”) of each of MFS Multimarket Income Trust (“MMT”) and MFS Municipal Income Trust (“MFM”) (each of MMT and MFM, a “Trust” or an “Acquiring Fund” and collectively, the “Trusts” or “Acquiring Funds”) and holders of Remarketable Variable Rate MuniFund Term Preferred Shares (“RVMTP Shares”) of MFM (“preferred shareholders” and, together with common shareholders, the “shareholders”) will be held at 111 Huntington Avenue, Boston, Massachusetts 02199, at [11:00] a.m. (Eastern Time) on [Wednesday, March 11, 2026,] (the “Special Meeting”) for the following purposes (collectively, the “Proposals”):

ITEM 1.	a. To approve the issuance of additional common shares of beneficial interest of MMT, in connection with the proposed reorganizations of each of MFS Charter Income Trust (“MCR”), MFS Intermediate High Income Fund (“CIF”), MFS Government Markets Income Trust (“MGF”), and/or MFS Intermediate Income Trust (“MIN”) (together with CIF, MGF, MIN, each a “Target Taxable Fund”) with and into MMT (each, a “Taxable Fund Merger” and collectively, the “Taxable Fund Mergers”). (To be voted on by common shareholders of MMT.)

b. To approve the issuance of additional common shares of beneficial interest of MFM, in connection with the proposed reorganizations of each of MFS High Income Municipal Trust (“CXE”), MFS High Yield Municipal Trust (“CMU”), MFS Investment Grade Municipal Trust (“CXH”), and/or abrdn National Municipal Income Fund (“VFL”) (together with CXE, CMU and CXH, each a “Target Municipal Fund” and, together with the Target Taxable Funds, the “Target Funds”) with and into MFM (each a ”Municipal Fund Merger” and collectively, the “Municipal Fund Mergers”). (To be voted on by common and preferred shareholders of MFM, voting together as a single class.)

ITEM 2.	To approve new management agreements. Shareholders of each Trust are being asked to approve a new management agreement with abrdn Inc. (“Aberdeen”). (To be voted on by common shareholders of MMT, voting as a separate class, and by common and preferred shareholders of MFM, voting together as a single class.)

ITEM 3.	To elect Trustees to the Board of Trustees of each Trust as outlined below:

a. For MMT, five (5) Trustees – Christian Pittard, Nancy Yao, C. William Maher, Gordon Baird, and Todd Reit. (To be voted on by common shareholders of MMT.)

b. For MFM, (i) three (3) Trustees – Christian Pittard, Gordon Baird and Todd Reit; and ii) two (2) Trustees – Nancy Yao and C. William Maher. (Part (i) to be voted on by common and preferred shareholders of MFM, voting together as a single class, and Part (ii) to be voted on by preferred shareholders of MFM only, voting as a separate class.)

ITEM 4.	To transact such other business as may properly come before the Special Meeting and any adjournment(s) or postponement(s) thereof.

The Proposals are discussed in greater detail in the enclosed Proxy Statement.

This notice and the related proxy materials are first being mailed to shareholders on or about [January [  ], 2026].

THE TRUSTEES OF YOUR TRUST RECOMMEND THAT YOU VOTE IN
FAVOR OF EACH ITEM.

It is anticipated that each Trust will hold its Special Meeting at the same time and location with the other Trust. Shareholders of each Trust will vote separately on each item proposed for that Trust.

Only a Trust’s shareholders of record as of the close of business on December 11, 2025 (the “Record Date”), will be entitled to receive notice of and to vote at that Trust’s Special Meeting or any adjournment(s) or postponement(s) thereof.

Thank you in advance for your participation in this important event.

By order of the Board of Trustees,

DAVID DILORENZO President

[January [   ], 2026]

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOU PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY SO THAT IT IS RECEIVED BY THE DATE OF THE SPECIAL MEETING OR RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET BY [10:00 A.M.], EASTERN TIME, ON THE DATE OF THE SPECIAL MEETING, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR EACH TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

IMPORTANT INFORMATION FOR SHAREHOLDERS OF

MFS® MULTIMARKET INCOME TRUST
MFS® MUNICIPAL INCOME TRUST

QUESTIONS AND ANSWERS

The following is a summary of certain information contained in the Proxy Statement (the “Proxy Statement”). Shareholders should read the entire Proxy Statement carefully.

Questions and Answers – Shareholder Meeting and Proposals

1.	What is this document and why did you send it to me?

This document has been sent to holders of common shares of beneficial interest (“common shareholders”) of each of MFS Multi-Market Income Trust (“MMT”) and MFS Municipal Income Trust (“MFM”) and to holders of Remarketable Variable Rate MuniFund Term Preferred Shares (“RVMTP Shares”) of MFM (“preferred shareholders” and, together with common shareholders, the “shareholders”) to provide information and, with respect to each of MMT and MFM (each, a “Trust” or an “Acquiring Fund” and, collectively, the “Trusts” or the “Acquiring Funds”), to solicit proxies in connection with the following proposed Reorganizations (as defined below) and other significant changes (collectively, the “Proposals”):

ITEM 1.	a. To approve the issuance of additional common shares of beneficial interest of MMT, in connection with the proposed reorganizations of each of MFS Charter Income Trust (“MCR”), MFS Intermediate High Income Fund (“CIF”), MFS Government Markets Income Trust (“MGF”), and/or MFS Intermediate Income Trust (“MIN”) (together with CIF, MGF, MIN, each a “Target Taxable Fund”) with and into MMT (each, a “Taxable Fund Merger” and collectively, the “Taxable Fund Mergers”). (To be voted on by common shareholders of MMT.)

b. To approve the issuance of additional common shares of beneficial interest of MFM, in connection with the proposed reorganizations of each of MFS High Income Municipal Trust (“CXE”), MFS High Yield Municipal Trust (“CMU”), MFS Investment Grade Municipal Trust (“CXH”), and/or abrdn National Municipal Income Fund (“VFL”) (together with CXE, CMU and CXH, each a “Target Municipal Fund” and, together with the Target Taxable Funds, the “Target Funds”) with and into MFM (each a ”Municipal Fund Merger” and collectively, the “Municipal Fund Mergers” and together with the Taxable Fund Mergers, the “Reorganizations” with each a “Reorganization”). (To be voted on by common and preferred shareholders of MFM, voting together as a single class.) (a. and b., the “Share Issuance Proposals”).

ITEM 2.	To approve new management agreements. Shareholders of each Trust are being asked to approve a new management agreement with abrdn Inc. (“Aberdeen”). (To be voted on by common shareholders of MMT, voting as a separate class, and by common and preferred shareholders of MFM, voting together as a single class.) (the “New Management Agreement Proposal”).

ITEM 3.	To elect Trustees to the Board of Trustees of each Trust as outlined below:

a. For MMT, five (5) Trustees – Christian Pittard, Nancy Yao, C. William Maher, Gordon Baird, and Todd Reit. (To be voted on by common shareholders of MMT.)

b. For MFM, (i) three (3) Trustees – Christian Pittard, Gordon Baird and Todd Reit; and ii) two (2) Trustees – Nancy Yao and C. William Maher. (Part (i) to be voted on by common and preferred shareholders of MFM, voting together as a single class, and Part (ii) to be voted on by preferred shareholders of MFM only, voting as a separate class.) (the “New Board Proposal”).

ITEM 4.	To transact such other business as may properly come before the Special Meeting and any adjournment(s) or postponement(s) thereof.

The accompanying Proxy Statement serves as a proxy statement for common shareholders of each Trust and preferred shareholders of MFM and contains information about the upcoming shareholder meeting and the Proposals that common shareholders of each Trust and preferred shareholders of MFM should know before voting.

Shareholders should consider retaining the Proxy Statement for future reference.

2.	Why is a shareholder meeting being held, and what is being proposed for approval?

On December 10, 2025, Massachusetts Financial Services Company (“MFS”) and Aberdeen and, for the purposes specified therein, Aberdeen Group plc, entered into a purchase agreement (the “Purchase Agreement”) pursuant to which Aberdeen will acquire certain assets and liabilities related to MFS’ business of providing investment management services with respect to the assets of the Trusts and certain other registered investment companies (the “Business”) if certain closed-end fund reorganizations into the Trusts are approved, and upon satisfaction or waiver of certain other conditions. Under the Purchase Agreement, MFS has agreed to transfer to Aberdeen, in exchange for a cash payment at the closing of the Transaction (as defined below) and subject to certain conditions and exceptions, (i) all right, title and interest of MFS in and to the books and records relating to the Business of the Trusts; (ii); the historical investment performance records of the funds being reorganized; and (iii) the goodwill of the Business (the “Transaction”).

The Trusts are not a party to the Purchase Agreement. However, the consummation of the Transaction with respect to each Trust is subject to certain conditions, including, but not limited to, approval of certain Reorganizations by shareholders of the applicable Target Funds, as described in Joint Prospectus/Proxy Statements mailed to Target Fund shareholders (each, a “Target Funds Prospectus/Proxy Statement”), and approval by shareholders of such Trust of the Proposals, namely (i) its Share Issuance Proposal, (ii) the New Management Agreement Proposal, and (iii) the New Board Proposal.

The Board of Trustees (the “Board”) of each Trust has approved the Reorganization of each Target Fund into the corresponding Trust and the Proposals, subject to approval by the common shareholders and, as applicable, preferred shareholders of each Trust of the Proposals and certain other conditions. Accordingly, at the joint special meeting of shareholders of each Trust, expected to be held on [March 11, 2026] (the “Special Meeting”), common and preferred shareholders, as applicable, of each Trust will be asked to approve the following proposals:

MMT Shareholders—Share Issuance Proposal. The common shareholders of MMT will be asked to approve the issuance of additional common shares of MMT (the “MMT Merger Shares”) to be issued to common shareholders of each Target Taxable Fund in connection with the acquisition by MMT of all of the assets and liabilities of each Target Taxable Fund, as described further below (the “Taxable Fund Proposal”).

MFM Shareholders—Share Issuance Proposal. The common and preferred shareholders of MFM, voting as a single class, will be asked to approve the issuance of additional common shares of MFM (the “MFM Merger Shares” and, together with the MMT Merger Shares, the “Common Merger Shares”) to be issued to common shareholders of each Target Municipal Fund in connection with the acquisition by MFM of all of the assets and liabilities of each Target Municipal Fund, as described further below (the “Municipal Fund Proposal”).

MMT and MFM Shareholders—New Management Agreement Proposal. The common and preferred shareholders of MFM, voting as a single class, will be asked to approve a new investment management agreement between MFM and Aberdeen (the “New MFM Management Agreement”). The common shareholders of MMT, voting as a separate class, will be asked to approve a new investment management agreement between MMT and Aberdeen (the “New MMT Management Agreement” together with the New MFM Management Agreement the “New Management Agreements” and each a “New Management Agreement”) to replace MFS as the investment adviser to each Trust.

MMT and MFM Shareholders—New Board Proposal. The common shareholders of MMT voting as a single class, will be asked to elect five (5) Trustees for MMT – Christian Pittard, Nancy Yao, C. William Maher, Gordon Baird, and Todd Reit. The common and preferred shareholders of MFM, voting as a single class, will be asked to elect three (3) Trustees for MFM – Christian Pittard, Gordon Baird and Todd Reit. The preferred shareholders of MFM, voting as a separate class, will be asked to elect two (2) Trustees for MFM – Nancy Yao and C. William Maher. The New Board Proposal for a Trust is contingent on the approval of the New Management Agreement Proposal by such Trust and is subject to certain other Transaction Conditions, as described further below.

Additional information about the Proposals is included in the Proxy Statement.

Generally, if the applicable Share Issuance Proposal is approved by shareholders of a Trust, and if a Reorganization is approved by a corresponding Target Fund, then such Trust would acquire all of the assets and liabilities of such corresponding Target Fund, and the common shares of such Target Fund would, in effect, be exchanged for new common shares of such Trust with an equal aggregate net asset value (except for cash received in lieu of any fractional shares). The proposed reorganization of VFL is subject to additional contingencies as described in greater detail in the Proxy Statement and in the applicable Target

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Funds Prospectus/Proxy Statement. In addition, each Target Municipal Fund, except for VFL, has one series of Remarketable Variable Rate MuniFund Term Preferred Shares (“RVMTP Shares”) outstanding. As part of the Municipal Fund Mergers, the outstanding RVMTP Shares of the Target Municipal Funds, except for VFL, will, in effect, be exchanged for RVMTP Shares of MFM with an aggregate liquidation preference equal to, and other terms that are substantially identical to, the RVMTP Shares of each such Target Fund. If MMT or MFM shareholders do not approve their Share Issuance Proposal, the Taxable Fund Mergers, with the exception of CIF’s Reorganization, or the Municipal Fund Mergers, as applicable, will not occur. The accompanying Proxy Statement provides additional information about the Reorganizations.

With respect to the New Management Agreement Proposal and the New Board Proposal, Aberdeen would become the new investment adviser for a Trust and the new Trustees would take office for a Trust (the appointment of the new investment adviser and the new Trustees, collectively, the “Proposed Board and Management Changes”) only if (a) the applicable Share Issuance Proposal is approved by shareholders of such Trust, (b) the New Management Agreement Proposal is approved by shareholders of such Trust, (c) the New Board Proposal is approved by shareholders of such Trust, (d) the Reorganizations are approved by shareholders of certain corresponding Target Funds and (e) certain other conditions as stated in the Purchase Agreement are satisfied or waived (each of (a), (b), (c), (d), and (e) a “Transaction Condition”). With respect to Transaction Condition (d), under the terms of the Purchase Agreement, the Proposed Board and Management Changes will not take effect for MMT unless the Reorganizations of MIN and MCR, respectively, with and into MMT have occurred, and the Proposed Board and Management Changes will not take effect for MFM unless the Reorganization of CXE with and into MFM has occurred. If any Transaction Condition is not satisfied for a Trust, the Transaction and the Proposed Board and Management Changes will not be completed for such Trust, in which case MFS, the current investment adviser of each Trust, will continue to serve as such Trust’s investment adviser, and the current Trustees will continue to oversee such Trust. A Trust may complete the Transaction irrespective of whether the shareholders of the other Trust approve the New Management Agreement Proposal or the New Board Proposal.

If approved, the Reorganizations are expected to close, and the Proposed Board and Management Changes are expected to take effect, on or about June [  ], 2026, subject to the satisfaction of the certain closing conditions (the “Closing Date”). MMT as it would exist after each Taxable Fund Merger is referred to as the “MMT Combined Fund” and MFM as it would exist after each Municipal Fund Merger is referred to as the “MFM Combined Fund” (together with the MMT Combined Fund, each a “Combined Fund” and collectively the “Combined Funds”).

3.	What happens if some or all of the Proposals are not approved by the shareholders?

If shareholders of a Trust do not approve the applicable Share Issuance Proposal with respect to such Trust, the applicable Reorganizations will not occur, and the applicable Common Merger Shares will not be issued, except that CIF’s reorganization with and into MMT may be consummated without the approval of the Share Issuance Proposal by MMT’s shareholders (see “Why are the shareholders of each Trust being asked to vote with respect to the issuance of Common Merger Shares in connection with the Reorganizations?” below). If the Share Issuance Proposal is not approved by shareholders of a Trust, the Board may take such actions as it deems in the best interests of such Trust, including conducting additional solicitations with respect to the Share Issuance Proposal or continuing to operate such Trust without conducting the applicable Reorganizations. If shareholders of a Trust approve the Share Issuance Proposal, but do not approve the New Management Agreement Proposal or the New Board Proposal, the applicable Reorganization may be consummated, but MFS will continue to serve as the investment adviser to the Combined Fund and the current Board of Trustees will continue to oversee the Combined Fund. If some Reorganizations are not consummated, the applicable Target Funds will continue to exist and operate as separate funds, and the Board of each such Target Fund will consider such alternatives as it determines to be in the best interests of such Target Fund’s shareholders. For the avoidance of doubt, such Share Issuance Proposal can be approved by shareholders of the applicable Trusts, and the Reorganizations can be consummated, independently of whether the Transaction is completed.

As noted above, if any Transaction Condition is not satisfied for a Trust (including if the New Management Agreement Proposal or the New Board Proposal is not approved by shareholders of such Trust), the Transaction will not be completed for such Trust. If, however, all Transaction Conditions are satisfied for a Trust, the Trust may complete the Transaction irrespective of whether the shareholders of the other Trust approve the Proposals. If a Transaction Condition is not satisfied for a Trust, the Board may take such action as it deems in the best interests of the applicable Trust, including conducting additional solicitations with respect to the Proposals or continuing to operate such Trust without conducting the applicable Transaction. The consummation of the Transaction for a Trust is not contingent upon the consummation of the Transaction with respect to the other Trust.

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Questions and Answers – Reorganizations and Share Issuance Proposals

4.	What is the rationale for the Transaction and the Reorganizations?

The Board of each Trust, including the Trustees who are not “interested persons” (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended, (the “1940 Act”), has determined that the Reorganizations would be in the best interests of each Trust and its shareholders. The Board considered a number of factors in reaching its determination with respect to each Reorganization, including, but not limited to, the following, and in no order of priority:

•	each Target Fund’s investment objectives, strategies and policies, investment restrictions, and investment risks compared to those of the applicable Combined Fund.

•	the continuity of the overall investment strategy of each Target Fund in light of the substantially similar investment objectives and substantially similar or similar principal investment strategies of each Target Fund and the applicable Acquiring Fund;

•	the potential benefits of investing in a significantly larger fund, including the potential for improved economies of scale, enhanced trading and investment efficiencies, and operating and administrative efficiencies;

•	the performance track record of each of the Target Funds and the applicable Acquiring Fund and the potential for improved long-term performance of an investment in the Combined Fund, recognizing that no assurances can be given that the Acquiring Funds or Combined Funds will achieve any particular level of performance after the Reorganizations and Transaction;

•	the operating expenses that shareholders of the Target Funds and the applicable Acquiring Fund are expected to experience as shareholders of the Combined Fund after the Reorganizations relative to the operating expenses currently borne by such shareholders;

•	alternatives to the Reorganizations, including MFS continuing to operate each Target Fund separately, and the potential benefits and costs related thereto;

•	the potential premium/discount to NAV of the Combined Funds as compared to each Target Fund’s NAV;

•	the potential for improved secondary market trading of the larger Combined Funds;

•	the anticipated tax-free nature of the exchange of shares in the Reorganizations and other expected U.S. federal income tax consequences of the Reorganizations, including the potential effects on each Target Fund’s capital loss carryforwards, and the effects on each Target Fund’s undistributed net investment income and capital gains, if any;

•	that MFS and its affiliates and Aberdeen and its affiliates will bear all direct costs and expenses incurred in connection with the Reorganizations and the special meetings of shareholders (other than any brokerage commissions or other portfolio transaction costs, including those associated with transferring certain assets to each Acquiring Fund and repositioning costs);

•	the terms of the Reorganizations and whether the Reorganizations would dilute the interests of shareholders of each Target Fund;

•	the effect of the Reorganizations on shareholder rights; and

•	any potential benefits of the Reorganizations to MFS and its affiliates; and

•	the above factors and certain other factors as more fully described in the applicable Target Funds Prospectus/Proxy Statement provided to Target Fund shareholders.

In the context of the broader Transaction, the Board also considered certain additional factors in its approval and recommendation of each Target Fund’s Reorganization, including among others, the following factors in no order of priority:

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•	the experience and history of Aberdeen in managing closed-end funds and the experience and qualifications of the proposed portfolio management team of Aberdeen that will manage the Combined Funds, subject to the approval of the Acquiring Fund’s shareholders;

•	the potential effects of the Reorganizations on the distributions of the Target Funds, including Aberdeen’s proposal to increase the annual distribution rate of the Combined Funds, which would be higher than each Target Fund’s current annual distribution rate;

•	the potential for a lower or comparable net total expense ratio with respect to certain of the Target Funds and Aberdeen’s agreement to limit the total operating expenses of each Combined Fund for a period of twenty-four months following the Reorganizations; and

•	MFS’s and Aberdeen’s representations that the Reorganizations and Transaction are not expected to result in a diminution in the level or quality of services that shareholders of the Target Funds and/or the applicable Acquiring Fund currently receive, and that shareholders of the Combined Funds will receive a comparable level and quality of services following the Transaction compared to the services they currently receive as shareholders of the Target Funds and/or the applicable Acquiring Fund; and

•	the above factors and certain other factors as more fully described in this Proxy Statement in “Approval of New Management Agreement—Board Consideration of the New Management Agreements” and/or in separate Target Funds Prospectus/Proxy Statements provided to Target Fund shareholders.

5.	Why are the shareholders of each Trust being asked to vote with respect to the issuance of Common Merger Shares in connection with the Reorganizations?

Subject to Board approval, the Reorganization of each Trust may be accomplished without approval of the Trust’s shareholders pursuant to its organizational documents and applicable federal and state law. However, given the relative size of each Trust and the corresponding Target Funds and the resulting number of Common Merger Shares each Trust would issue in connection with the Reorganizations, applicable New York Stock Exchange (“NYSE”) rules generally require each Trust’s shareholders to approve the applicable Share Issuance Proposal. If the common shareholders of MMT do not approve the Share Issuance Proposal, MMT may still issue Common Merger Shares to the common shareholders of CIF in connection with CIF’s Reorganization so long as the number of such Common Merger Shares so issued is less than 20 percent of the number of MMT common shares outstanding before such issuance.

6.	How will the Reorganizations work?

If the applicable Share Issuance Proposal is approved by a Trust and a Reorganization is approved by the shareholders of the applicable Target Fund, and subject to the satisfaction or waiver of certain other conditions, each Reorganization would be effected pursuant to a separate Agreement and Plan of Reorganization, which provides, at a high level, for the following:

i.	the transfer of all of the assets of each Target Fund to the corresponding Trust and the assumption by such Trust of the liabilities of such corresponding Target Fund;

ii.	for the Taxable Fund Mergers, the delivery to each Target Taxable Fund by MMT of MMT Merger Shares (and cash in lieu of fractional MMT Merger Shares, if any) having an aggregate net asset value equal to the net asset value of the Target Taxable Fund on such date;

iii.	for the Municipal Fund Mergers, the delivery to each Target Municipal Fund of MFM Merger Shares (and cash in lieu of fractional MFM Merger Shares, if any) and, in the case of CXE, CMU and CXH, newly-issued RVMTP Shares of MFM (the “RVMTP Merger Shares”) having an aggregate net asset value equal to the net asset value of the Target Municipal Fund on such date;

iv.	the distribution of each Trust’s Common Merger Shares (and cash in lieu of fractional Common Merger Shares, if any) pro rata to the common shareholders of the corresponding Target Fund;

v.	in the case of CXE, CMU and CXH, the distribution of the RVMTP Merger Shares pro rata to the shareholders of RVMTP Shares of the corresponding Target Municipal Fund; and

vi.	the subsequent termination, dissolution and complete liquidation of each Target Fund.
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Immediately after the close of each Reorganization, the common shareholders of each Target Fund would hold common shares of the corresponding Combined Fund (and cash in lieu of fractional Common Merger Shares, if any) having an aggregate NAV equal to the aggregate NAV of the common shares of such Target Fund held by those shareholders as of the close of business on the Closing Date. Immediately after the close of each Municipal Fund Merger, the preferred shareholders of each Target Municipal Fund would hold RVMTP Shares of the MFM Combined Fund having an aggregate liquidation preference equal to the aggregate liquidation preference of the RVMTP Shares of such Target Municipal Fund held by those shareholders as of the close of business on the Closing Date.

Following the Reorganizations, the Trusts will have the same investment objectives and will be managed in accordance with substantially similar investment policies and strategies, as discussed below. See “Will the proposed new investment adviser change the Trusts’ investment objective and policies?” below.

7.	How will the Reorganizations affect my rights as a shareholder?

If you are a common shareholder of a Trust, the Reorganizations will not affect the number of Trust shares that you own or the NAV of those shares upon consummation of the Reorganizations. Because each Trust will issue additional common shares for an increase in the Trust’s assets under management in connection with the Reorganizations, your shares will represent a smaller portion of such Trust’s total outstanding common shares and associated voting rights following the Reorganizations. Each Trust’s common shares are traded on the NYSE, and may for a variety of reasons trade at a premium or discount to their NAV at any time. Following the Reorganizations, each Trust’s common shares may trade at a premium or discount that is different from their current or the corresponding Target Funds’ current common share premium or discount prior to the Reorganizations.

The rights, preferences and terms of the RVMTP Shares of MFM will not change as a result of the Reorganizations.

8.	Will there be any significant portfolio transitions in connection with the Reorganizations that impacts the Trusts’ shareholders?

[In consummating the Reorganizations, each Trust is expected to assume all the portfolio assets of each corresponding Target Fund, which may result in a Trust’s portfolio being inconsistent with its investment strategies and policies. Additionally, each Trust may assume a significant amount of cash and may seek to purchase additional assets consistent with its investment strategies and policies. Accordingly, following each Reorganization, each Trust expects to realign its portfolio in a manner consistent with its investment strategies and policies, which will be substantially similar to the Trust's current strategies and policies. Each Trust may not be invested consistent with its investment strategies and policies while such realignment occurs.

To the extent there are any transaction costs (including brokerage commissions, transaction charges and related fees) associated with the sales and purchases made in connection with each respective Reorganization, these will be borne by the respective Target Fund with respect to the portfolio transitioning conducted before the Reorganizations and borne by the applicable Combined Fund with respect to the portfolio transitioning conducted after the Reorganizations. MFS expects that each Target Fund will dispose of assets that cannot be transferred in the Reorganization and, for MFM and the Municipal Target Funds that utilize tender option bonds (“TOBs”)), assets to unwind the TOBs structure, each at MFM’s and the applicable Municipal Target Fund’s expense in advance of the Closing Date. Any remaining repositioning of the Trusts is anticipated to take approximately [20 days] following the closing of the Reorganizations, based on current market conditions and assuming that the Target Funds’ holdings are the same as of August 31, 2025. Sales and purchases of less liquid securities could take longer. Based on each Taxable Fund’s holdings as of August 31, 2025, the MMT Combined Fund expects to reposition approximately 1.64% of its portfolio following the closing of the Taxable Fund Mergers, assuming that all Taxable Fund Mergers are approved and consummated, which would generate an estimated $87,056 or less than $0.001 per share, in transaction costs if such securities were sold on August 31, 2025. Based on each Municipal Fund’s holdings as of August 31, 2025, the MFM Combined Fund expects to reposition approximately 3.18% of its portfolio following the closing of the Municipal Fund Mergers, assuming that all Municipal Fund Mergers are approved and consummated, which would generate an estimated $132,522, or $0.001 per share, in transaction costs if such securities were sold on August 31, 2025. The portfolio transitioning pre- and post-Reorganizations may result in capital gains or losses, which may have U.S. federal income tax consequences for shareholders of the Trusts. The foregoing estimates are subject to change depending on the composition of the portfolio holdings transferred to each Trust at closing and market circumstances when the portfolio transitioning occurs.]

9.	Who will bear the costs associated with the Special Meeting and each Reorganization?

MFS and its affiliates and Aberdeen and its affiliates will bear all direct costs and expenses incurred in connection with the Reorganizations and the Special Meetings, including, but not limited to, proxy and proxy solicitation costs, printing and mailing

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costs, legal fees, and listing, registration and filing fees. To the extent there are any transaction costs (including brokerage commissions, transaction charges and related fees) associated with the sales and purchases made in connection with the Reorganizations, these will be borne by the applicable Target Fund with respect to the portfolio transitioning conducted before the Reorganizations and borne by the applicable Trust as it would exist following the Reorganizations (the “Combined Fund”) with respect to the portfolio transitioning conducted after the Reorganizations.

In connection with the Reorganizations, Aberdeen and/or MFS will pay out-of-pocket expenses and charges associated with solicitation of shareholder votes and mailing of proxies. A third-party proxy solicitation vendor, EQ Fund Solutions LLC (“EQ Fund Solutions”), will assist with solicitation of shareholder votes and mailing of the Target Funds Prospectus/Proxy Statements in connection with the Reorganizations. The total estimated costs to be paid by Aberdeen and/or MFS for these services are $991,598.

None of the Trusts, the Target Funds, MFS, or Aberdeen will pay any direct expenses incurred by shareholders arising out of or in connection with the Reorganizations (e.g., expenses incurred by a shareholder as a result of attending the Special Meeting, voting on the Reorganizations, or other action taken by the shareholder in connection with the Reorganizations). The actual costs associated with the proposed Reorganizations may be more or less than the estimated costs discussed herein.]

10.	Are the Reorganizations expected to create a taxable event for the Trusts?

MFS expects that each Reorganization will be treated as a “reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that the Trusts and their respective shareholders generally will not recognize any gain or loss as a result of the Reorganizations for U.S. federal income tax purposes.

[However, to the extent a Trust expects to reposition its portfolio following the Reorganizations (as discussed above), the Trust may recognize gain or loss from transfers of certain assets. Capital gains or losses realized in connection with any repositioning of a Trust’s portfolio will depend on the value and the adjusted basis of such Trust’s assets at the actual time of repositioning, if any. As a result, shareholders of each Trust may pay more in taxes or pay taxes sooner than they would have had the Reorganizations not occurred. Based on each Taxable Fund’s holdings as of August 31, 2025, the MMT Combined Fund expects to reposition approximately 1.64% of its portfolio following the closing of the Taxable Fund Mergers. Assuming that all Taxable Fund Mergers are approved and consummated, if the portfolio restructuring had occurred on August 31, 2025, this would have resulted in estimated capital losses from the repositioning of MMT’s portfolio of $(1,953,269), or (0.014) per share. Based on each Municipal Fund’s holdings as of August 31, 2025, the MFM Combined Fund expects to reposition approximately 3.18% of its portfolio following the closing of the Municipal Fund Mergers. Assuming that all Municipal Fund Mergers are approved and consummated, if the portfolio restructuring had occurred on August 31, 2025, this would have resulted in estimated capital losses from the repositioning of MFM’s portfolio of $(12,082,949.76), or $0.107 per share. The amount of net capital gains or losses realized and distributed can fluctuate widely and will depend on, among other things, market conditions at the time of the sales. The tax impact of the restructuring will depend on the difference between the price at which portfolio securities are sold and each Trust’s basis in such securities, offset by capital loss carryforwards, if any, and subject to the Code’s loss limitation rules. The gains from the portfolio repositioning post-Reorganizations would be in addition to any gains generated by each Trust in the ordinary course of business prior to the Reorganizations. Any net capital gains realized by the Target Funds will be distributed prior to the Reorganizations, and such distribution will be taxable to shareholders].

Post-Reorganization, no special distribution is anticipated and if any net capital gains were generated resulting from the realignment following the closing of the Reorganizations coupled with the results of the relevant Trust’s normal operations during the tax year following the close of the Reorganizations would be distributed to the shareholder base of the respective Trust post-Reorganization in connection with the annual distribution requirements under U.S. federal tax laws.

Shareholders should consult their tax advisers about state and local tax consequences of the Reorganizations, if any, because the information about tax consequences in this Proxy Statement relates only to the U.S. federal income tax consequences of the Reorganization. For more information, please see the section “Issuance of Common Merger Shares—U.S. Federal Income Tax Consequences” in the Proxy Statement.

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Questions and Answers – New Management Agreement Proposal

11.	What changes are being proposed to the Trust’s investment adviser and why is the Board recommending Aberdeen?

MFS currently serves as the investment adviser to the Trusts. MFS has recommended that the Board consider and approve the New Management Agreements with Aberdeen with respect to each Trust upon the determination that it would be in the best interest of the Trust’s shareholders. If a New Management Agreement is approved for a Trust, Aberdeen will replace MFS as the investment adviser for each Trust. This change in investment adviser is being proposed as part of the Transaction. See “Why is a shareholder meeting being held, and what is being proposed for approval?” above for more information regarding the Transaction.

On December 10, 2025, MFS and Aberdeen and, for the purposes specified therein, Aberdeen Group plc, entered into the Purchase Agreement pursuant to which Aberdeen will acquire certain assets and liabilities related to the Business of each Trust if: (1) certain closed-end fund reorganizations (as described in the separate Target Funds Prospectus/Proxy Statements) are approved; (2) Aberdeen becomes the investment adviser of such Trust pursuant to the applicable New Management Agreement; (3) the New Board is elected to oversee the Trust; and (4) and upon satisfaction or waiver of certain other conditions.

The Trusts are not party to the Purchase Agreement. However, the consummation of the Transaction with respect to a Trust is subject to shareholder approval of the Proposals described in the enclosed Proxy Statement. If shareholders of a Trust do not approve the issuance of new Common Shares of such Trust and the applicable New Management Agreement and elect the New Board at the Special Meeting, or if the other conditions in the Purchase Agreement are not satisfied or waived, then the Transaction will not be completed and the Purchase Agreement will terminate with respect to such Trust. The election of the five new Trustees for a Trust is therefore contingent on the adoption by such Trust of the applicable New Management Agreement.

On December 10, 2025, the Board, including a majority of the Independent Trustees that were present at the meeting, approved a New Management Agreement between each Trust and Aberdeen. Aberdeen is an indirect wholly-owned subsidiary of Aberdeen Group plc, a London stock exchange listed company. MFS and Aberdeen are not affiliates of each other.

The Proxy Statement provides additional information about Aberdeen and the New Management Agreements. If the Proposals are approved at the Special Meeting, and certain other contingencies discussed herein are satisfied or otherwise waived, it is expected that the New Management Agreements will become effective and Aberdeen will assume its responsibilities thereunder on the Closing Date.

Aberdeen Group plc and its subsidiaries, including Aberdeen, manage and administer approximately $515 billion as of September 30, 2025. Aberdeen and its affiliates are global specialist asset managers, helping clients achieve their target investment outcomes. Aberdeen has extensive experience in managing taxable and municipal securities with substantial assets under management in markets directly relevant to the Trusts. As of September 30, 2025, Aberdeen and its affiliates had approximately $175 billion in global fixed income assets under management. Moreover, closed-end funds are an important element of the Aberdeen client base in the U.S. and globally. Aberdeen and its affiliates managed 15 U.S. closed-end funds and 13 non-U.S. closed-end funds, totaling $26.1 billion in assets as of November 10, 2025. If the New Management Agreement for a Trust is approved and the other Transaction Conditions are satisfied, each Trust would complement, rather than compete with, Aberdeen’s U.S. closed-end fund family. Aberdeen has substantial experience in assimilating closed-end funds into its family of funds. The Trusts would be managed by an experienced municipal securities team. Aberdeen is also committed to its asset management business and, in particular, its larger closed-end fund platform, has knowledge of the closed-end fund marketplace, and dedicated closed-end fund investor services professionals. For further details on the Board’s decision to recommend Aberdeen, please see “Approval of New Management Agreement—Board Consideration of the New Management Agreements” in the Proxy Statement.

The Board believes that approval of each New Management Agreement would be in the best interests of each Trust and its shareholders.

12.	Will the proposed new investment adviser change the Trusts’ investment objectives and policies?

The Trusts’ investment objectives and fundamental policies will not change as a result of the New Management Agreements. The non-fundamental policies will be substantially similar to each Trust’s current investment policies.

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If shareholders approve the Proposed Board and Management Changes and Aberdeen assumes management responsibilities as the Trusts’ investment adviser, the Trusts will be managed in accordance with Aberdeen’s investment philosophy and processes. Aberdeen uses a team-based approach characterized by collaboration between their portfolio managers and other professionals. The implementation of the Trusts’ investment objective and investment policies and strategies by Aberdeen and the Aberdeen Investment Team may vary materially compared to the investment process currently employed by MFS in managing the Trusts. This may cause holdings and other portfolio attributes of a Trust to vary significantly from those historically experienced by such Trust.

For MFM, Aberdeen will employ a bottom-up approach to portfolio construction that capitalizes on pricing inefficiencies at the individual security level to identify the most compelling risk-adjusted yield opportunities. The macro environment informs Aberdeen’s investment view and tactical positioning; however, security selection is the primary driver of MMT’s portfolio composition. Sector weights result from Aberdeen’s bottom-up security selection and risk-management process. Aberdeen will generally invest in securities for income rather than seeking capital appreciation through active trading. Aberdeen may also consider the most material potential Environmental, Social and Governance (“ESG”) risks and opportunities impacting issuers, where relevant. As ESG information is just one investment consideration, ESG considerations generally are not solely determinative in any investment decision made by Aberdeen.

For MMT, Aberdeen will seek to identify attractive opportunities across the global fixed income market and employ an active approach in allocating MMT’s assets across multiple fixed income sectors based on, among other things, market conditions, credit fundamentals, valuation and liquidity assessments, economic outlook, credit market trends and other economic factors. In selecting securities for MMT, Aberdeen employs a fundamental, bottom-up investment process, based on firsthand research involving an evaluation of issuers and securities by sector-specialty teams. Aberdeen utilizes a proprietary tool that combines robust historical data with up-to-date views from the sector-specialty teams to assist in seeking to uncover relative value opportunities when constructing portfolios. Aberdeen evaluates securities for potential purchase only after it determines that the issuer is fundamentally sound. Aberdeen examines the material risks of an investment across a spectrum of considerations including financial metrics, regional and national conditions and industry specific factors. Following a thorough research review, Aberdeen evaluates the security’s valuation relative to other potential alternatives. Aberdeen may also consider the most material potential ESG risks and opportunities impacting issuers, where relevant. As ESG information is just one investment consideration, ESG considerations generally are not solely determinative in any investment decision made by Aberdeen. The relevance of ESG factors to the investment process varies across issuers and instrument types.

13.	Will the approval of my Trust’s New Management Agreement result in different terms that affect my shares?

The New Management Agreement applicable to your Trust will not affect your shares. You will still own the same shares in the applicable Trust, and your shares will have the same rights and preferences. Because each Trust will issue additional common shares in connection with the Reorganizations, your shares will represent a smaller portion of such Trust’s total outstanding common shares and associated voting rights following the Reorganizations.

The New Management Agreement for your Trust will have a different fee rate and fee structure than (i) the current investment management agreement between MFS and MMT (the “MFS MMT Management Agreement”) and (ii) the current investment management agreement between MFS and MFM (the “MFS MFM Management Agreement” and, together with the MFS MMT Management Agreement, each a “MFS Management Agreement” and collectively the “MFS Management Agreements”). For further details on the different fee rates, please see “Approval of New Management Agreement—Current and Pro Forma Fees and Expenses of the Trusts” in the accompanying Proxy Statement.

The remaining terms of each New Management Agreement are substantially similar to the terms of the MFS Management Agreements. For further details, please see “Approval of New Management Agreement—Comparison of the MFS Management Agreements and New Management Agreements” in the accompanying Proxy Statement.

14.	What are the fee rates payable under the New Management Agreements? Will total fund expenses increase?

The New Management Agreements will have a different fee structure and different fee rates than the MFS Management Agreements.

MMT Management Agreement

Under the MFS MMT Management Agreement, MMT pays an investment advisory fee in an amount equal to the sum of 0.34% of MMT’s average daily net assets plus 5.40% of MMT’s gross income (i.e., income other than gains from the sale of securities,

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short-term gains from options and futures transactions and premium income from options written), on an annual basis in each case.

Under its New Management Agreement, the MMT Combined Fund would pay an investment advisory fee that will be computed daily and paid monthly at an annual rate of 0.85% of MMT’s average daily total “Managed Assets.” “Managed Assets”, as defined in each New Management Agreement, means the total assets of the applicable Combined Fund, including assets attributable to any form of leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding).

MFM Management Agreement

Under the MFS MFM Management Agreement, MFM pays an investment advisory fee in an amount equal to the sum of 0.40% of MFM’s average daily net assets (including the value of outstanding RVMTP Shares) plus 6.32% of MFM’s gross income (i.e., income other than gains from the sale of securities, short-term gains from options and futures transactions and premium income from options written), on an annual basis in each case.

Under its New Management Agreement, the MFM Combined Fund would pay an investment advisory fee that will be computed daily and paid monthly at an annual rate of 0.60% of MFM’s average daily total Managed Assets on the first $500 million in managed assets and 0.55% of MFM’s average daily Managed Assets in excess of $500 million.

With respect to each Combined Fund, application of Aberdeen’s proposed expense limitation arrangement is expected to result in total annual fund operating expenses that are the same or lower on a Managed Assets basis, as compared to the relevant Trust for a period of at least two years from the date on which Aberdeen begins managing the Combined Fund. For further details on the expense limitation agreements and each Combined Fund’s fees and expenses, please see “Approval of New Management Agreement—Current and Pro Forma Fees and Expenses of the Trusts” in the accompanying Proxy Statement.

Questions and Answers – New Board Proposal

15.	Why am I being asked to vote for new Trustees in the New Board Proposal?

Section 16 of the 1940 Act requires that certain percentages of trustees on boards of registered investment companies must have been elected by shareholders under various circumstances. In general, at least a majority of the trustees must have been elected to such office by shareholders. In addition, new trustees cannot be appointed by existing trustees to fill vacancies created by retirements, resignations or an expansion of a board unless, after those appointments, at least two thirds of the trustees have been elected by shareholders.

If the Transaction Conditions for a Trust are satisfied (including shareholder approval of the applicable New Management Agreement), such Trust will undergo changes in its day-to-day operations, investment management, administration and other matters, insofar as these functions will be performed by different organizations and personnel. Each of the Trustees nominated in the New Board Proposal (each, a “Nominee” and collectively the “Nominees,” and if elected, collectively the “New Board”) serves on boards of closed-end funds for which Aberdeen or its affiliates provide advisory services, and as such, these nominees have developed a certain level of familiarity with the investment philosophy, capabilities, personnel and ethics of Aberdeen and its affiliates.

The current Board has determined that if a New Management Agreement is approved by shareholders and entered into by a Trust, it would be in the best interests of such Trust and its shareholders if the new Trustees were elected to serve in place of the current Board. This new slate of Trustees is described in the New Board Proposal.

If the Transaction Conditions for a Trust are satisfied, including obtaining all the necessary shareholder approvals for each applicable Reorganization and shareholder approval of its New Management Agreement, and the New Board is elected by the shareholders of such Trust, the current Board members would resign from their positions immediately prior to the Closing Date, and the Nominees would, if elected, be appointed to serve as Trustees of such Trust on and after the Closing Date. As a result, the number of Trustees on the Board of each Trust would be reduced from twelve (12) to five (5). In addition, subject to the same conditions, the current officers of each Trust are expected to resign immediately prior to the Closing Date and be replaced with new officers who are representatives of Aberdeen on and after the Closing Date.

If any Transaction Condition is not satisfied for a Trust, including if the New Management Agreement is not approved by shareholders of such Trust, the nominees in the New Board Proposal will not serve as Trustees to such Trust, even if elected by shareholders. In such an event, the current Board would continue to serve as the Board of such Trust.

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The Proposed Board and Management Changes described in this Proxy Statement are contingent upon each Transaction Condition being satisfied. If any Transaction Condition is not satisfied for a Trust, the Proposed Board and Management Changes will not be completed for such Trust. The consummation of the Transaction for a Trust is not contingent upon the consummation of the Transaction with respect to the other Trust.

16.	How will the New Board and Management Changes impact distributions?

Each Trust intends to continue to qualify as a regulated investment company, as defined under Subchapter M of the Code, and to distribute substantially all of its taxable income, including realized capital gains. In addition, MMT has a managed distribution plan currently in place, pursuant to which MMT seeks to pay monthly distributions based on an annual rate of 8.00% of MMT’s average monthly net asset value. For the fiscal year ended October 31, 2025, MMT’s total distributions totaled 8.01% of MMT’s average monthly net asset value and MFM’s total distributions totaled 4.56% of MFM’s average monthly net asset value.

If the Transaction is consummated with respect to MMT, Aberdeen intends to recommend that the New Board increase MMT’s managed distribution rate to an annual rate of 11.00% of MMT’s average monthly net asset value, subject to approval by the New Board following the completion of the Taxable Fund Mergers. Additionally, if the Transaction is consummated with respect to MFM, Aberdeen intends to recommend that the New Board increase MFM’s distribution rate to an annual rate of 6.00% of MFM’s net asset value, as of or close to the date of the consummation of the Transaction subject to approval by the New Board following the completion of the Municipal Fund Mergers.

17.	Will the New Board and Management Changes result in a change in the Trusts’ service providers?

If the Proposals are approved and the Transaction is consummated, Aberdeen will replace MFS as each Trust’s investment adviser. Aberdeen will replace MFS as administrator of each Trust. Aberdeen anticipates that State Street Bank and Trust Company (“State Street”) will become the sub-administrator of each Trust and provide accounting and financial administrative services to each Trust. Aberdeen also anticipates that KPMG LLP will replace Ernst & Young LLP as independent auditor of MMT and will replace Deloitte & Touche LLP as independent auditor of MFM. State Street will continue to serve as each Trust’s custodian and Computershare Inc., or an affiliate, will continue to serve as each Trust’s transfer agent.

18.	Will the Trusts’ names change?

Yes. It is anticipated that, following the Transaction, MMT’s name will be changed to Aberdeen Multi-Market Income Fund and MFM’s name will be changed to Aberdeen Municipal Income Fund.

Questions and Answers – Voting

19.	Who is eligible to vote?

Common shareholders of record of each Trust at the close of business on December 11, 2025 are entitled to be present and to vote on the applicable Proposals for their respective Trusts at the Special Meeting or any adjournments, postponements or delays thereof. Additionally, preferred shareholders of record of MFM at the close of business on December 11, 2025 are entitled to be present and to vote on the applicable Proposals at the Special Meeting or on any adjournments, postponements or delays thereof. Shares represented by duly executed and timely delivered proxies will be voted as instructed on the proxy.

20.	What are the quorum, adjournment and voting requirements for the Special Meeting?

Each Trust’s bylaws require at least 30% of such Fund’s shares entitled to vote on the applicable Proposal to be present at the Special Meeting in person or by proxy in order to establish a quorum with respect to such Proposal. If the quorum required for a Proposal is not met, the persons named as proxies may propose adjournment of the Special Meeting with respect to such Proposal(s). Any adjournments with respect to a Proposal will require the affirmative vote of at least 30% of the applicable Fund’s shares entitled to vote on the applicable Proposal.

With respect to each Share Issuance Proposal, the Trusts’ organizational documents and applicable law do not require any shareholder vote in connection with the issuance of shares contemplated in the Share Issuance Proposal. However, pursuant to Sections 312.03 and 312.07 of the NYSE Listed Company Manual, each Share Issuance Proposal will require the affirmative vote of “a majority of votes cast.” For MFM, common and preferred shareholders will vote together on the Share Issuance Proposal as a single class. Common shareholders of MMT will vote on their Share Issuance Proposal as a separate class.

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With respect to the New Management Agreement Proposal, approval by each Trust will require the affirmative vote of a “majority of the outstanding voting securities” of such Trust as defined in the 1940 Act. This means the lesser of (1) 67% or more of the shares of the Trust present at the Special Meeting if more than 50% of the outstanding shares of the Trust are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Trust. For MFM, the common shareholders and preferred shareholders will vote together as a single class on the New Management Agreement Proposal. Common shareholders of MMT will vote together as a separate class on the New Management Agreement Proposal.

With respect to the New Board Proposal for MMT, the election of Nancy Yao, C. William Maher, Christian Pittard, Gordon Baird, and Todd Reit as Trustees of MMT will require the affirmative vote of a plurality of all common shareholder votes entitled to be cast. With respect to the New Board Proposal for MFM, the election of Christian Pittard, Gordon Baird and Todd Reit as Trustees of MFM will require the affirmative vote of a plurality of all common shareholder and preferred shareholder votes entitled to be cast, and the election of Nancy Yao and C. William Maher as Trustees of MFM will require the affirmative vote of a plurality of all preferred shareholder votes entitled to be cast.

21.	What is the Board’s recommendation?

After careful consideration and upon the recommendation of MFS:

•	The Board of MMT recommends that the common shareholders of MMT vote “FOR” the Taxable Fund Proposal.

•	The Board of MFM recommends that the common and preferred shareholders of MFM, voting as a single class, vote “FOR” the Municipal Fund Proposal.

•	The Board of MMT recommends that the common shareholders of MMT vote "FOR" the New Management Agreement Proposal.

•	The Board of MFM recommends that the common and preferred shareholders of MFM, voting as a single class, vote “FOR” the New Management Agreement Proposal.

•	The Board of MMT recommends that the common shareholders of MMT vote "FOR" the election of five (5) Trustees for MMT (Christian Pittard, Nancy Yao, C. William Maher, Gordon Baird, and Todd Reit).

•	The Board of MFM recommends that the common and preferred shareholders of MFM, voting together as a single class, vote “FOR” the election of three (3) Trustees for MFM (Christian Pittard, Gordon Baird and Todd Reit).

•	The Board of MFM recommends that the preferred shareholders of MFM, voting as a separate class, vote “FOR” the election of two (2) Trustees for MFM (Nancy Yao and C. William Maher).

22.	How do I vote?

You can vote in one of the following ways:

•	By internet (log on to the website listed on your proxy card(s));

•	By telephone (call the toll-free number listed on your proxy card(s));

•	By mail (using the enclosed postage prepaid envelope); or

•	In person at the Special Meeting scheduled to occur at [11:00 a.m. Eastern time] on [March 11, 2026] at 111 Huntington Avenue, Boston, Massachusetts 02199.

We will admit to a Special Meeting (1) all shareholders of record of the Trusts on the Record Date, (2) persons holding proof of beneficial ownership of the Trusts at the Record Date, such as a letter or account statement from the person’s broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. All persons wishing to be admitted to a Special Meeting must present photo identification. If you plan to attend a Special Meeting, we ask that you email us in advance at Attendameeting@equiniti.com. For directions to the meeting, please contact EQ Fund Solutions, the firm assisting us in the solicitation of proxies, at (800) 848-3402.

We encourage you to vote as soon as possible so we can reach the needed quorum for the vote and avoid additional solicitation efforts. Please refer to the enclosed proxy card(s) for instructions for voting by telephone, internet or mail.

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23.	Whom should I call if I have questions?

You may contact your financial advisor for further information. You may also call EQ Fund Solutions, the Trusts’ proxy solicitor, at (800) 848-3402), or at https://vote.proxyonline.com/MFS/docs/proxy.pdf.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation(s), we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the proposal, as applicable. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Special Meeting of your Trust.

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MFS® MULTIMARKET INCOME TRUST

MFS® MUNICIPAL INCOME TRUST

Proxy Statement

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of MFS Multimarket Income Trust and MFS Municipal Income Trust, (each, a “Trust” and collectively, the “Trusts”) to be used at the Special Meeting of Shareholders of each Trust (each, a “Special Meeting”) to be held at [11:00 a.m.] (Eastern Time) on [March 11, 2026] at 111 Huntington Avenue, Boston, Massachusetts 02199, for the purposes set forth in the accompanying Notice of the Special Meeting of Shareholders (the “Notice”). If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing filed with the proxy tabulation agent, EQ Fund Solutions LLC (“EQ Fund Solutions”), 48 Wall Street, 22nd Floor, New York, NY 10005, or delivered at a Special Meeting.

On December 11, 2025, the following number of shares was outstanding for each Trust:

Trust	# of Common Shares Outstanding	# of Preferred Shares Outstanding
MFS Multimarket Income Trust	[TBU]	N/A
MFS Municipal Income Trust	[TBU]	967

Shareholders of record at the close of business on December 11, 2025, will be entitled to one vote for each share held, and each fractional share will be entitled to a proportionate fractional vote. Each Trust will vote separately on each item proposed for that Trust; votes of multiple Trusts will not be aggregated.

The mailing address of each Trust is 111 Huntington Avenue, Boston, Massachusetts 02199. Solicitation of proxies is being made by the mailing of the Notice and this Proxy Statement with its enclosures on or about [January [    ], 2026.] In addition to soliciting proxies by mail, the Trustees of your Trust and employees of Massachusetts Financial Services Company (“MFS”), your Trust’s investment adviser and administrator, may solicit proxies in person or by telephone. The expenses of the preparation of Proxy Statement and related materials, including printing and delivery costs, and vote solicitation are borne by abrdn Inc (“Aberdeen”) and MFS.

The Trusts have engaged EQ Fund Solutions to provide solicitation and voting tabulation services. It is anticipated that the cost of these services will be $99,159.80 for each Trust.

Important Notice Regarding the Availability of Proxy Materials for the Special Shareholder Meetings To Be Held on [March 11, 2026].

The Proxy Statement is available at https://vote.proxyonline.com/MFS/docs/proxy.pdf. If you elect to vote in person, directions to the Special Meetings in order to vote in person are available by telephoning toll-free (800) 848-3402. If you plan to attend a Special Meeting, we ask that you email us in advance at Attendameeting@equiniti.com. If your shares are held by your broker, in order to vote in person at the Special Meeting, you will need to obtain a “Legal Proxy” from your broker and present it to the Inspector of Election at the Special Meeting. Also, in order to revoke your proxy, you may need to forward your written revocation or a later-dated proxy card to your broker rather than to the Trust.

Summary of Items

Item No.	Item Description	Trust
1.a

To approve the issuance of additional common shares of beneficial interest of MFS Multimarket Income Trust, in connection with the proposed reorganizations of each of MFS Charter Income Trust, MFS Intermediate High Income Fund, MFS Government Markets Income Trust, and/or MFS Intermediate Income Trust

Common Shareholders of: MFS Multimarket Income Trust
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Item No.	Item Description	Trust

1.b	To approve the issuance of additional common shares of beneficial interest of MFS Municipal Income Trust, in connection with the proposed reorganizations of each of MFS High Income Municipal Trust, MFS High Yield Municipal Trust, MFS Investment Grade Municipal Trust, and/or abrdn National Municipal Income Fund	Common and Preferred Shareholders of: MFS Municipal Income Trust

2.a	Approval of the new investment management agreement between MFS Multimarket Income Trust and Aberdeen	Common Shareholders of: MFS Multimarket Income Trust

2.b	Approval of the new investment management agreement between MFS Municipal Income Trust and Aberdeen	Common and Preferred Shareholders of: MFS Municipal Income Trust

3.a	Election of Christian Pittard, Nancy Yao, C. William Maher, Gordon Baird, and Todd Reit as Trustees of MFS Multimarket Income Trust	Common Shareholders of: MFS Multimarket Income Trust

3.b.i	Election of Gordon Baird, Christian Pittard and Todd Reit as Trustees of MFS Municipal Income Trust	Common and Preferred Shareholders of: MFS Municipal Income Trust

3.b.ii	Election of Nancy Yao and C. William Maher as Trustees of MFS Municipal Income Trust	Preferred Shareholders of: MFS Municipal Income Trust

OVERVIEW

This Proxy Statement is furnished to holders of common shares of beneficial interest (“common shareholders”) of each of MFS Multi-Market Income Trust (“MMT”) and MFS Municipal Income Trust (“MFM”) (MMT and MFM each, a “Trust” or an “Acquiring Fund” and, collectively, the “Trusts” or the “Acquiring Funds”)) and to holders of Remarketable Variable Rate MuniFund Term Preferred Shares (“RVMTP Shares”) of MFM (“preferred shareholders” and, together with common shareholders, the “shareholders”) to provide information and to solicit proxies in connection with the following proposed Reorganizations (as defined below) and other significant changes (collectively, the “Proposals”), each of which has been approved by the respective Trust’s Boards of Trustees (the “Board”):

ITEM 1.	a. To approve the issuance of additional common shares of beneficial interest of MMT in connection with the proposed reorganizations of each of MFS Charter Income Trust (“MCR”), MFS Intermediate High Income Fund (“CIF”), MFS Government Markets Income Trust (“MGF”), and/or MFS Intermediate Income Trust (“MIN”) (together with CIF, MGF, MIN, each a “Target Taxable Fund”) with and into MMT(each, a “Taxable Fund Merger” and collectively, the “Taxable Fund Mergers”). (To be voted on by common shareholders of MMT.)

b. To approve the issuance of additional common shares of beneficial interest of MFM in connection with the proposed reorganizations of each of MFS High Income Municipal Trust (“CXE”), MFS High Yield Municipal Trust (“CMU”), MFS Investment Grade Municipal Trust (“CXH”), and/or abrdn National Municipal Income Fund (“VFL”) (together with CXE, CMU and CXH, each a “Target Municipal Fund” and, together with the Target Taxable Funds, the “Target Funds”) with and into MFM (each a “Municipal Fund Merger” and collectively, the “Municipal Fund Mergers” and together with the Taxable Fund Mergers, the “Reorganizations” with each a “Reorganization”). (To be voted on by common and preferred shareholders of MFM, voting together as a single class.) (a. and b., the “Share Issuance Proposals”).

ITEM 2.	To approve new management agreements. Shareholders of each Trust are being asked to approve a new management agreement with Aberdeen (To be voted on by common shareholders of MMT, voting as a
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separate class, and by common and preferred shareholders of MFM, voting together as a single class.) (the “New Management Agreement Proposal”).

ITEM 3.	To elect Trustees to the Board of Trustees of each Trust as outlined below:

a. For MMT, five (5) Trustees – Christian Pittard, Nancy Yao, C. William Maher, Gordon Baird, and Todd Reit. (To be voted on by common shareholders of MMT.)

b. For MFM, (i) three (3) Trustees – Christian Pittard, Gordon Baird and Todd Reit; and ii) two (2) Trustees – Nancy Yao and C. William Maher. (Part (i) to be voted by common and preferred shareholders of MFM, voting together as a single class, and Part (ii) to be voted on by preferred shareholders of MFM only, voting as a separate class.) (the “New Board Proposal”).

ITEM 4.	To transact such other business as may properly come before the Special Meeting and any adjournment(s) or postponement(s) thereof.

The Proposals in this proxy statement each relate to a broader transaction between MFS and Aberdeen, governed by the terms of a purchase agreement (the “Purchase Agreement”). On [December 10, 2025], MFS, Aberdeen and, for the purposes specified therein, Aberdeen Group plc, entered into the Purchase Agreement pursuant to which Aberdeen will acquire certain assets and liabilities related to MFS’ business of providing investment management services with respect to the assets of the Trusts and certain other registered investment companies (the “Business”) if certain closed-end fund reorganizations into the Trusts are approved, and upon satisfaction or waiver of certain other conditions. Under the Purchase Agreement, MFS has agreed to transfer to Aberdeen, in exchange for a cash payment at the closing of the Transaction (as defined below) and subject to certain conditions and exceptions, (i) all right, title and interest of MFS in and to the books and records relating to the Business of the Trusts; and (ii) the goodwill of the Business (the “Transaction”).

The Trusts are not party to the Purchase Agreement. However, the consummation of the Transaction with respect to a Trust is subject to certain conditions, including, but not limited to, shareholder approval of its Proposals described in the enclosed Proxy Statement and shareholder approval by Target Fund shareholders of the proposals described in Joint Prospectus/Proxy Statements mailed to Target Fund shareholders (each, a “Target Funds Prospectus/Proxy Statement”). Therefore, if shareholders of a Trust do not approve of the Proposals, or if the other conditions in the Purchase Agreement are not satisfied or waived, then the Transaction will not be completed and the Purchase Agreement will terminate with respect to such Trust. The election of the New Board for a Trust is therefore contingent on the adoption by such Trust of its New Management Agreement.

The shareholders of each Target Fund will separately be asked to vote on each applicable Reorganization pursuant to the applicable Target Funds Prospectus/Proxy Statement, and the consummation of a Reorganization with respect to each such Target Fund will be contingent upon the approval of its shareholders. Additionally, each Target Municipal Fund, except VFL, has one or more series of RVMTP Shares outstanding. The holders of RVMTP Shares of each such Target Municipal Fund will separately be asked to consent to the applicable Municipal Fund Merger, and the consummation of a Municipal Fund Merger with respect to each such Target Municipal Fund will be contingent on the consent of the holders of its RVMTP Shares, as applicable.

The Taxable Fund Proposal is proposed to be effected such that each Target Taxable Fund will transfer all of its assets to MMT, and, in exchange, MMT will assume all of the liabilities of the Target Taxable Fund and deliver additional common shares of MMT (the “MMT Merger Shares” (and cash in lieu of fractional MMT Merger Shares, if any) having an aggregate net asset value equal to the net asset value of the properties and assets of the Target Taxable Fund on such date. Immediately thereafter, each Target Taxable Fund will distribute MMT Merger Shares (and cash in lieu of fractional MMT Merger Shares, if any) in complete liquidation to its shareholders of record as of the Closing Date (as defined below) pro rata based on the shareholder’s interest in the Target Taxable Fund.

The Municipal Fund Proposal is proposed to be effected such that each Target Municipal Fund will transfer all of its assets to MFM, and, in exchange, MFM will assume all of the liabilities of the Target Municipal Fund and deliver additional common shares of MFM (the “MFM Merger Shares” and, together with the MMT Merger Shares, the “Common Merger Shares”) (and cash in lieu of fractional Common Merger Shares, if any) and, where applicable, RVMTP Merger Shares (as defined below) having an aggregate net asset value equal to the net asset value of the Target Municipal Fund on such date. Immediately thereafter, each Target Municipal Fund will distribute MFM Merger Shares (and cash in lieu of fractional MFM Merger Shares, if any) and, where applicable, RVMTP Merger Shares of MFM (as defined below) in complete liquidation to its shareholders of record as of the Closing Date (as defined below) pro rata based on the shareholder’s interest in the Target Municipal Fund.

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Each Target Municipal Fund, except VFL, has one or more series of RVMTP Shares outstanding. As part of each Reorganization, the outstanding RVMTP Shares of each applicable Target Municipal Fund, except VFL, will be exchanged for new RVMTP Shares of MFM with an aggregate liquidation preference equal to, and other terms that are substantially identical to, the corresponding series of RVMTP Shares of each such Target Municipal Fund (the “RVMTP Merger Shares”). Upon consummation of each Reorganization, each applicable Target Municipal Fund, except VFL, will distribute MFM’s newly-issued RVMTP Shares to the holders of such Target Municipal Fund’s RVMTP Shares in complete liquidation of such Target Municipal Fund. Each applicable Target Municipal Fund’s RVMTP Shares will thereafter be canceled as part of the liquidation of such Target Municipal Fund.

After the Reorganizations, each Target Fund will be terminated and cease to be a separate fund. Such Target Fund’s common shareholders will become shareholders of the corresponding Trust and such holders of RVMTP Shares of each applicable Target Municipal Fund will become holders of the RVMTP Merger Shares of MFM, as applicable.

MFS currently serves as the investment adviser to the Trusts. On December 10, 2025, each Trust’s Board, including a majority of the Trustees who are not “interested persons” (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended, (the “1940 Act”) that were present at the meeting, approved (i) a new management agreement between MMT and Aberdeen (the “New MMT Management Agreement”) and (ii) a new management agreement between MFM and Aberdeen (the “New MFM Management Agreement” and, together with the MFS MMT Management Agreement, each a “New Management Agreement” and collectively the “New Management Agreements”). Aberdeen is an indirect wholly-owned subsidiary of Aberdeen Group plc, a London stock exchange listed company. MFS and Aberdeen are not affiliates of each other. The Proxy Statement provides additional information about Aberdeen and the New Management Agreements. If the Proposals are approved at the Special Meeting, and certain other Transaction Conditions (as defined below) are satisfied or otherwise waived, it is expected that the New Management Agreements will become effective and Aberdeen will assume its responsibilities thereunder on the Closing Date (as defined below).

If shareholders of a Trust approve the applicable New Management Agreement and the Transaction Conditions (as defined below) are satisfied, such Trust will undergo changes in its day-to-day operations, investment management, administration and other matters, insofar as these functions will be performed by different organizations and personnel. Each of the Trustees nominated in the New Board Proposal (each a “Nominee” and collectively the “Nominees,” and if elected, collectively the “New Board”) serve on boards of closed-end funds for which Aberdeen or its affiliates provide advisory services, and as such, these nominees have developed a certain level of familiarity with the investment philosophy, capabilities, personnel and ethics of Aberdeen and its affiliates. The current Board believes that having trustees who are familiar with Aberdeen’s philosophy and investment approach is important and will result in a more efficient transition. The appointments of the new investment adviser and the New Board are collectively referred to as the “Proposed Board and Management Changes.” The current Board has determined that if the New Management Agreements are approved by shareholders and entered into by the Trusts, it would be in the best interests of the Trusts and their shareholders if new Trustees were elected to serve. This new slate of Trustees is described in the New Board Proposal.

If the Transaction Conditions as defined below are satisfied for a Trust (including the election of the New Board by the shareholders of such Trust), the current Board members would resign from their positions immediately prior to the Closing Date (as defined below), and the New Board would, if elected, serve as Trustees of such Trust. As a result, the number of Trustees on the Board would be reduced from twelve (12) to five (5). In addition, subject to the same conditions, the current officers of each Trust are expected to resign immediately prior to the Closing Date (as defined below). The entry into office of the New Board would be effective as of the closing of the Transaction.

If approved, and subject to the satisfaction of certain closing conditions, the Reorganizations are expected to close, and the Proposed Board and Management Changes are expected to take effect, on or about June [  ], 2026, subject to operational considerations (the “Closing Date”). If the Closing Date is not June [  ], 2026, the Closing Date will be communicated to shareholders; otherwise, no further notice will be provided.

Generally, if the applicable Share Issuance Proposal is approved by shareholders of a Trust, and if a Reorganization is approved by a corresponding Target Fund, then each such Trust would acquire all of the assets and liabilities of the corresponding Target Fund, and the common shares of each such Target Fund would, in effect, be exchanged for new common shares of the corresponding Trust with an equal aggregate net asset value (except for cash received in lieu of any fractional shares). The proposed reorganization of Target Fund VFL is subject to additional contingencies as described in greater detail below and in the applicable Target Funds Prospectus/Proxy Statement. In addition, each Target Municipal Fund, except for VFL, has one series of RVMTP Shares outstanding. As part of the Municipal Fund Mergers, the outstanding RVMTP Shares of the Target Municipal Funds, except for VFL, will, in effect, be exchanged for RVMTP Shares of MFM with an aggregate liquidation preference equal to, and other terms that are substantially identical to, the RVMTP Shares of each such Target Fund. If MMT

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or MFM shareholders do not approve their Share Issuance Proposal, the Taxable Fund Mergers or the Municipal Fund Mergers, as applicable, will not occur, except that CIF’s reorganization with and into MMT may be consummated without the approval of the Share Issuance Proposal by MMT’s shareholders so long as the number of such Common Merger Shares issued in connection with such reorganization is less than 20 percent of the number of MMT common shares outstanding before such issuance.

With respect to the New Management Agreement Proposal and the New Board Proposal, the Proposed Board and Management Changes would take effect only if (a) the Share Issuance Proposal is approved by shareholders of such Trust, (b) the New Management Agreement Proposal is approved by shareholders of such Trust, (c) the New Board Proposal is approved by shareholders of such Trust and (d) the Reorganizations are approved by shareholders of certain corresponding Target Funds and (e) certain other conditions as stated in the Purchase Agreement are satisfied or waived (each of (a), (b), (c), (d), and (e), a “Transaction Condition”). The Proposed Board and Management Changes are contingent upon each Transaction Condition being satisfied. If any Transaction Condition is not satisfied for a Trust, the Proposed Board and Management Changes will not be completed for such Trust, in which case MFS will continue to serve as such Trust’s investment adviser and the current Trustees will continue to oversee such Trust. A Trust may complete the Transaction irrespective of whether the shareholders of the other Trust approve the New Management Agreement Proposal or the New Board Proposal.

Each Trust and each Target Fund is a closed-end investment company registered under the 1940 Act and is organized as a voluntary association under Massachusetts law (commonly referred to as a “Massachusetts business trust”). Each Trust and each Target Fund is a “diversified company” for purposes of the 1940 Act.

The common shares of VFL are listed on the NYSE American under the symbol “VFL.” The common shares of each Trust and each Target Fund other than VFL are listed on the New York Stock Exchange (“NYSE”) under the symbols listed below.

Fund	Ticker Symbol
MFS Charter Income Trust	MCR
MFS Intermediate High Income Fund	CIF
MFS Government Markets Income Trust	MGF
MFS Intermediate Income Trust	MIN
MFS Multi-Market Income Trust	MMT
MFS High Income Municipal Trust	CXE
MFS High Yield Municipal Trust	CMU
MFS Investment Grade Municipal Trust	CXH
MFS Municipal Income Trust	MFM

Following the closing of the Reorganizations, it is expected that the common shares of each Trust, including its Common Merger Shares, will continue to be listed on the NYSE. Reports, proxy statements and other information concerning the Trusts can be inspected at the offices of the NYSE at 11 Wall Street, New York, New York 10005.

After careful consideration and upon recommendation of MFS, the investment adviser of each Trust, the Board unanimously agreed that each Proposal is in the best interest of shareholders of the applicable Trusts and unanimously recommends as follows:

▪	The Board of MMT recommends that the common shareholders of MMT vote “FOR” the Taxable Fund Proposal.

▪	The Board of MFM recommends that the common and preferred shareholders of MFM, voting as a single class, vote “FOR” the Municipal Fund Proposal.

▪	The Board of MMT recommends that the common shareholders of MMT vote “FOR” the New Management Agreement Proposal.

▪	The Board of MFM recommends that the common and preferred shareholders of MFM, voting as a single class, vote “FOR” the New Management Agreement Proposal.

▪	The Board of MMT recommends that the common shareholders of MMT vote “FOR” the election of five (5) Trustees for MMT (Christian Pittard, Nancy Yao, C. William Maher, Gordon Baird, and Todd Reit).

▪	The Board of MFM recommends that the common and preferred shareholders of MFM, voting together as a single class, vote “FOR” the election of three (3) Trustees for MFM (Christian Pittard, Gordon Baird and Todd Reit).
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▪	The Board of MFM recommends that the preferred shareholders of MFM, voting as a separate class, vote “FOR” the election of two (2) Trustees for MFM (Nancy Yao and C. William Maher).

The Proxy Statement is expected to be first mailed to shareholders beginning on or about [January [   ], 2026].

This Proxy Statement explains concisely what you should know before voting on the Proposals. Please read it carefully and keep it for future reference. To obtain more information about the Trusts, you may obtain a free copy of the annual and semi-annual shareholder reports and other information at closedendfunds.mfs.com or by contacting Computershare, each Trust’s transfer and shareholder servicing agent, 150 Royall Street, Canton, Massachusetts, 02021, or by telephoning toll-free (800) 637-2304 or by email at mfs@computershare.com.

The following documents have been filed with the U.S. Securities and Exchange Commission (the “SEC”) and are incorporated by reference into this Proxy Statement:

The audited financial statements and related independent registered public accounting firm’s report for (i) MMT, contained in MMT’s Annual Report for the fiscal year ended October 31, 2024 (as filed December 30, 2024) (File No. 811-04975) and (ii) MFM, contained in MFM’s Annual Report for the fiscal year ended October 31, 2024 (as filed December 2024) (File No. 811-04841).

The unaudited financial statements for (i) MMT, contained in MMT’s Semiannual Report for the fiscal period ended April 30, 2025 (as filed June 25, 2025) (File No. 811-04975) and (ii) MFM, contained in MFM’s Semiannual Report for the fiscal period ended April 30, 2025 (as filed June 25, 2025) (File No. 811-04841).

No other parts of the Trusts’ Form N-CSR filings are incorporated by reference herein.

The Trusts are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and the rules, regulations and exemptive orders thereunder, and in accordance therewith, file reports and other information including proxy materials with the SEC. You also may view or obtain these documents from the SEC at www.sec.gov.

The Board knows of no business other than that discussed above that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy card(s) to vote in accordance with their best judgment.

No person has been authorized to give any information or make any representation not contained in this Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR THE U.S. COMMODITY FUTURES TRADING COMMISSION HAVE APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED THAT THIS PROXY STATEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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ITEM 1 — ISSUANCE OF COMMON MERGER SHARES

PROPOSAL

To approve the issuance of additional common shares of beneficial interest of (i) MFS Multimarket Income Trust in connection with the reorganization of each of MFS Charter Income Trust, MFS Intermediate High Income Fund, MFS Government Markets Income Trust, and/or MFS Intermediate Income Trust with and into MFS Multimarket Income Trust (each a “Taxable Fund Merger”); and (ii) MFS Municipal Income Trust in connection with the reorganization of each of MFS High Income Municipal Trust, MFS High Yield Municipal Trust, MFS Investment Grade Municipal Trust, and/or abrdn National Municipal Income Fund with and into MFS Municipal Income Trust (each a “Municipal Fund Merger”). The Taxable Fund Mergers and Municipal Fund Mergers are each a “Reorganization” and collectively, the “Reorganizations”.

General

The proposed Reorganizations seek to combine each Target Fund with and into one of the Trusts (the Target Funds and the Trusts, collectively, the “Funds”) to ensure the viability of the Funds, increasing scale, liquidity and marketability. The consolidation of each Target Fund with the corresponding Trust would be effected pursuant to the respective Agreement and Plan of Reorganization between such Target Fund and such Trust (each, a “Reorganization Agreement” and, collectively, the “Reorganization Agreements”), and is subject to the approval of each Target Fund’s shareholders pursuant to the applicable Target Funds Prospectus/Proxy Statement. Each Reorganization has been approved by the applicable Trust’s Board. Shareholders of each Trust are being asked to approve their Share Issuance Proposal to enable such Trust to issue the shares necessary to complete each Reorganization pursuant to rules of the NYSE (on which each Trust’s common shares are listed). If the common shareholders of MMT do not approve the Share Issuance Proposal, MMT may still issue Common Merger Shares to the common shareholders of CIF in connection with CIF’s Reorganization pursuant to rules of the NYSE so long as the number of such Common Merger Shares so issued is less than 20 percent of the number of MMT common shares outstanding before such issuance.

Following the Reorganizations, shareholders of each Trust will experience an increase in the assets under management. The Reorganizations are expected to benefit each Trust’s shareholders in a number of important ways. The Reorganizations are expected to provide greater opportunities to realize economies of scale by combining each Trust’s assets with the assets of the corresponding Target Funds resulting in a larger fund.

MMT as it would exist after each Taxable Fund Merger is referred to as the “MMT Combined Fund” and MFM as it would exist after each Municipal Fund Merger is referred to as the “MFM Combined Fund” (together with the MMT Combined Fund, each a “Combined Fund” and collectively the “Combined Funds”).

Subject to shareholder approval of each Reorganization Agreement by the shareholders of the respective Target Fund and of the Share Issuance Proposal by the shareholders of each Trust, each Reorganization Agreement provides for:

i.	the transfer of all of the assets of each Target Fund to the corresponding Trust and the assumption by such Trust of the liabilities of such corresponding Target Fund;

ii.	for the Taxable Fund Mergers, the delivery to each Target Taxable Fund by MMT of MMT Merger Shares (and cash in lieu of fractional MMT Merger Shares, if any) having an aggregate net asset value equal to the net asset value of the Target Taxable Fund on such date;

iii.	for the Municipal Fund Mergers, the delivery to each Target Municipal Fund of MFM Merger Shares (and cash in lieu of fractional MFM Merger Shares, if any) and, in the case of CXE, CMU and CXH, RVMTP Merger Shares having an aggregate net asset value equal to the net asset value of the Target Municipal Fund on such date;

iv.	the distribution of each Trust’s Common Merger Shares (and cash in lieu of fractional Common Merger Shares, if any) pro rata to the common shareholders of the corresponding Target Fund;

v.	in the case of CXE, CMU and CXH, the distribution of the RVMTP Merger Shares pro rata to the shareholders of RVMTP Shares of the corresponding Target Municipal Fund; and

vi.	the subsequent termination, dissolution and complete liquidation of each Target Fund.

It is currently expected that each Reorganization will occur on the Closing Date.

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Immediately after the close of each Reorganization, the common shareholders of each Target Fund would hold common shares of the corresponding Trust (and cash in lieu of fractional Common Merger Shares, if any) having an aggregate NAV equal to the aggregate NAV of the common shares of such Target Fund held by those shareholders as of the close of business on the Closing Date. The market value of the common shares of each Trust after the Reorganizations may be more or less than the market value of the common shares of the Trust prior to the Reorganizations.

The Reorganization of a Target Fund is not contingent on the approval of any other Target Fund’s shareholders (i.e., a Reorganization of one of the Target Funds, if approved by that Target Fund’s shareholders, may still proceed if another Reorganization is not approved by another Target Fund’s shareholders), with the exception that the Reorganization of VFL will not occur unless the Reorganization of CXE is approved by its shareholders and other Transaction Conditions are otherwise met, including the approval by shareholders of MFM of the New Management Agreement and New Board Proposal. See “Terms of the Reorganization Agreements—Conditions” below. In addition, under the terms of the Purchase Agreement, the Proposed Board and Management Changes will not take effect for MMT unless the Reorganizations of MIN and MCR, respectively, with and into MMT have occurred, and the Proposed Board and Management Changes will not take effect for MFM unless the Reorganization of CXE with and into MFM has occurred. If MMT or MFM shareholders do not approve their Share Issuance Proposal, the Taxable Fund Mergers or the Municipal Fund Mergers, as applicable, will not occur, except that CIF’s reorganization with and into MMT may be consummated without the approval of the Share Issuance Proposal by MMT’s shareholders so long as the number of such Common Merger Shares issued in connection with such reorganization is less than 20 percent of the number of MMT common shares outstanding before such issuance.

To the extent there are any transaction costs (including brokerage commissions, transaction charges and related fees) associated with the sales and purchases made in connection with each respective Reorganization, these will be borne by the respective Target Fund with respect to the portfolio transitioning conducted before the Reorganizations and borne by the applicable Trust with respect to the portfolio transitioning conducted after the Reorganizations. MFS expects that each Target Fund will dispose of assets that cannot be transferred in the Reorganization and, for Municipal Target Funds that utilize tender option bonds (“TOBs”), assets to unwind the TOBs structure, each at the respective Target Fund’s expense in advance of the Closing Date. Following each Reorganization, each Combined Fund expects to realign its portfolio in a manner consistent with its investment strategies and policies, which will be substantially similar to the corresponding Trust’s current strategies and policies. Each Combined Fund may not be invested consistent with its investment strategies or its investment manager’s investment approach while such realignment occurs. Such repositioning of the Trusts is anticipated to take approximately [20 days] following the closing of the Reorganizations, based on current market conditions and assuming that the Target Funds’ holdings are the same as of August 31, 2025. Sales and purchases of less liquid securities could take longer. Based on each Taxable Fund’s holdings as of August 31, 2025, MMT expects to reposition approximately 1.64% of its portfolio following the closing of the Taxable Fund Mergers, assuming that all Taxable Fund Mergers are approved and consummated, which would generate an estimated $87,056, or less than $0.001 per share, in transaction costs if such securities were sold on August 31, 2025. Based on each Municipal Fund’s holdings as of August 31, 2025, MFM expects to reposition approximately 3.6% of its portfolio following the closing of the Municipal Fund Mergers, assuming that all Municipal Fund Mergers are approved and consummated, which would generate an estimated $135,522, or $0.001 per share, in transaction costs if such securities were sold on August 31, 2025. The portfolio transitioning pre- and post-Reorganizations may result in capital gains or losses, which may have U.S. federal income tax consequences for shareholders of the Trusts. The foregoing estimates are subject to change depending on the composition of the portfolio holdings transferred to each Trust at closing and market circumstances when the portfolio transitioning occurs.

The actual tax consequences as a result of portfolio repositioning after the closing of a Reorganization is dependent on the portfolio composition of the relevant Target Fund at the time of closing and market conditions. Any net capital gain resulting from the realignment coupled with the results of the Combined Fund’s normal operations during the tax year following the close of the Reorganization would be distributed to the shareholder base of the Combined Fund post-Reorganization in connection with the annual distribution requirements under U.S. federal tax laws.

Each Fund is a closed-end management investment company registered under the 1940 Act. Each Fund is a Massachusetts business trust and a diversified closed-end management investment company. The common shares of VFL are listed on the NYSE American. The common shares of each Trust and each Target Fund other than VFL are listed on the NYSE.

Aberdeen is the investment adviser of VFL. MFS is the investment adviser to each Trust and each Target Fund other than VFL. The Taxable Funds each have similar investment objectives, principal investment strategies and principal risks as the other Taxable Funds, with some differences. The Municipal Funds each have similar investment objectives, principal investment strategies and principal risks as the other Municipal Funds, with some differences. The investment objectives, principal investment strategies, principal risks and distribution procedures of each Combined Fund will be substantially similar to those

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of the applicable Trust prior to the applicable Reorganization. See additional information under “Comparison of the Trusts and the Combined Funds” below.

Each Taxable Fund’s investment objective is to seek high current income, but may also consider capital appreciation. Each Taxable Fund’s objective may be changed without shareholder approval. Each of MFM’s, CMU’s, CXE’s and CXH’s investment objective is to seek high current income exempt from U.S. federal income tax, but may also consider capital appreciation. Each of MFM’s, CMU’s, CXE’s and CXH’s objective may be changed without shareholder approval. VFL’s investment objective is to seek to provide current income exempt from regular U.S. federal income tax, consistent with the preservation of capital and may be changed without shareholder approval.

For U.S. federal income tax purposes, each Reorganization is intended to be structured as a tax-free transaction.

Board Considerations

The Board of each Trust requests that, at the Special Meeting, common and preferred shareholders of each Trust, as applicable, approve the issuance of additional common shares of such Trust in connection with the Reorganizations.

At its special meeting held on December 10, 2025, the Board, including a majority of the Independent Trustees, approved the issuance of additional common shares in connection with the Reorganizations and the Reorganization Agreements. In approving the issuance of additional common shares in connection with the Reorganizations and the Reorganization Agreements, the Board determined that the issuance of additional common shares in connection with the Reorganizations would be in the best interest of each Trust and its shareholders. The Board considered a number of factors in reaching its determination with respect to each Reorganization, including, but not limited to, the following, and in no order of priority:

•	each Target Fund’s investment objectives, strategies and policies, investment restrictions, and investment risks compared to those of the applicable Combined Fund.

•	the continuity of the overall investment strategy of each Target Fund in light of the substantially similar investment objectives and substantially similar or similar principal investment strategies of each Target Fund and the applicable Acquiring Fund;

•	the potential benefits of investing in a significantly larger fund, including the potential for improved economies of scale, enhanced trading and investment efficiencies, and operating and administrative efficiencies;

•	the performance track record of each of the Target Funds and the applicable Acquiring Fund and the potential for improved long-term performance of an investment in the Combined Fund, recognizing that no assurances can be given that the Acquiring Funds or Combined Funds will achieve any particular level of performance after the Reorganizations and Transaction;

•	the operating expenses that shareholders of the Target Funds and the applicable Acquiring Fund are expected to experience as shareholders of the Combined Fund after the Reorganizations relative to the operating expenses currently borne by such shareholders;

•	alternatives to the Reorganizations, including MFS continuing to operate each Target Fund separately, and the potential benefits and costs related thereto;

•	the potential premium/discount to NAV of the Combined Funds as compared to each Target Fund’s NAV;

•	the potential for improved secondary market trading of the larger Combined Funds;

•	the anticipated tax-free nature of the exchange of shares in the Reorganizations and other expected U.S. federal income tax consequences of the Reorganizations, including the potential effects on each Target Fund’s capital loss carryforwards, and the effects on each Target Fund’s undistributed net investment income and capital gains, if any;

•	that MFS and its affiliates and Aberdeen and its affiliates will bear all direct costs and expenses incurred in connection with the Reorganizations and the special meetings of shareholders (other than any brokerage commissions or other portfolio transaction costs, including those associated with transferring certain assets to each Acquiring Fund and repositioning costs);
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•	the terms of the Reorganizations and whether the Reorganizations would dilute the interests of shareholders of each Target Fund;

•	the effect of the Reorganizations on shareholder rights; and

•	any potential benefits of the Reorganizations to MFS and its affiliates; and

•	the above factors and certain other factors as more fully described in the applicable Target Funds Prospectus/Proxy Statement provided to Target Fund shareholders.

In the context of the broader Transaction, the Board also considered certain additional factors in its approval and recommendation of each Target Fund’s Reorganization, including among others, the following factors in no order of priority:

•	the experience and history of Aberdeen in managing closed-end funds and the experience and qualifications of the proposed portfolio management team of Aberdeen that will manage the Combined Funds, subject to the approval of the Acquiring Fund’s shareholders;

•	the potential effects of the Reorganizations on the distributions of the Target Funds, including Aberdeen’s proposal to increase the annual distribution rate of the Combined Funds, which would be higher than each Target Fund’s current annual distribution rate;

•	the potential for a lower or comparable net total expense ratio with respect to certain of the Target Funds and Aberdeen’s agreement to limit the total operating expenses of each Combined Fund for a period of twenty-four months following the Reorganizations; and

•	MFS’s and Aberdeen’s representations that the Reorganizations and Transaction are not expected to result in a diminution in the level or quality of services that shareholders of the Target Funds and/or the applicable Acquiring Fund currently receive, and that shareholders of the Combined Funds will receive a comparable level and quality of services following the Transaction compared to the services they currently receive as shareholders of the Target Funds and/or the applicable Acquiring Fund; and

•	the above factors and certain other factors as more fully described in this Proxy Statement in “Approval of New Management Agreement—Board Consideration of the New Management Agreements” and/or in separate Target Funds Prospectus/Proxy Statements provided to Target Fund shareholders.

The Board’s determination to approve the Reorganization Agreements and the issuance of common shares was made on the basis of each Trustee’s business judgment after consideration of all the factors taken as a whole with respect to each Trust and its shareholders, although individual Trustees may have placed different weight and assigned different degrees of materiality to various factors.

Information about the Reorganizations

Pursuant to each Reorganization Agreement, each of the Target Funds will transfer all of its assets to the corresponding Trust and the Trust will assume all liabilities of each respective Target Fund in exchange solely for newly issued common shares of the Trust (although shareholders will receive cash in lieu of any fractional shares of the Trust, except for fractional shares held in a dividend reinvestment plan account) and, in the case of CMU, CXE and CXH, newly issued RVMTP Shares of MFM, which will be distributed by the Target Funds to their shareholders in the form of a liquidating distribution. Common shares of each Trust issued to the Target Funds’ shareholders (plus cash received in lieu of any fractional shares) will have an aggregate net asset value equal to the aggregate net asset value of the Target Funds’ outstanding common shares immediately prior to the Reorganizations. Each shareholder of the Target Funds will receive the number of common shares of the corresponding Trust corresponding to his or her proportionate interest in the common shares of the respective Target Fund (although cash may be issued in lieu of fractional shares of the Trust). Each holder of RVMTP Shares of CMU, CXE or CXH will receive the number of RVMTP Shares of MFM corresponding to his or her proportionate interest in the RVMTP Shares of CMU, CXE or CXH, as applicable. Each Reorganization, together with related acts necessary to consummate the same, is anticipated to occur on the Closing Date. As soon as practicable after the Closing Date, each Target Fund will dissolve pursuant to Massachusetts law.

The distribution of common shares of each Trust to the Target Funds’ shareholders will be accomplished by, to the extent that shareholders do not have accounts on the books of each Trust, opening new accounts on the books of the Trust in the names of the shareholders of the Target Funds, and transferring to those shareholder accounts the applicable Common Merger Shares

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(or RVMTP Merger Shares, as applicable). Each newly-opened account on the books of the Trusts for the former shareholders of the Target Funds will represent the respective pro rata number of common shares of each Trust due to such shareholder.

If shareholders of MMT or MFM do not approve the applicable Share Issuance Proposal, the Taxable Fund Mergers or Municipal Fund Mergers, respectively, will not occur, and the applicable Common Merger Shares will not be issued, except that CIF’s reorganization with and into MMT may be consummated without the approval of the Share Issuance Proposal by MMT’s shareholders so long as the number of such Common Merger Shares issued in connection with such reorganization is less than 20 percent of the number of MMT common shares outstanding before such issuance. If this Share Issuance Proposal is not approved by shareholders of a Trust, the Board may take such actions as it deems in the best interests of the applicable Trust, including conducting additional solicitations with respect to the Share Issuance Proposal or continuing to operate such Trust without conducting the applicable Reorganizations. If shareholders of a Trust approve the Share Issuance Proposal, but do not approve the New Management Agreement Proposal or the New Board Proposal described below, the applicable Reorganization may be consummated (subject to such Reorganization’s conditions), but MFS will continue to serve as the investment adviser to the Combined Fund and the current Board of Trustees will continue to oversee the Combined Fund. If some Reorganizations are not consummated, the applicable Target Funds will continue to exist and operate as separate funds, and the Board of each such Target Fund will consider such alternatives as it determines to be in the best interests of such Target Fund’s shareholders. For the avoidance of doubt, the Share Issuance Proposal can be approved by shareholders of the Trusts, and the Reorganizations can be consummated, independently of whether the Transaction is completed.

As noted above, if any Transaction Condition is not satisfied for a Trust, the Transaction will not be completed for such Trust. If, however, all Transaction Conditions are satisfied for a Trust, the Trust may complete the Transaction irrespective of whether the shareholders of the other Trust approve the New Management Agreement Proposal or the New Board Proposal. If a Transaction Condition is not satisfied for a Trust, the Board may take such action as it deems in the best interests of the applicable Trust, including conducting additional solicitations with respect to the Proposals or continuing to operate such Trust without conducting the applicable Transaction.

U.S. Federal Income Tax Consequences

The following is a general summary of some of the important U.S. federal income tax consequences of the Reorganizations and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing U.S. Treasury Regulations thereunder, current administrative rulings of the Internal Revenue Service (“IRS”) and published judicial decisions, and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations, possibly with retroactive effect. The discussion is limited to U.S. persons who hold shares of the Trusts as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganizations. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and non-U.S. tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an individual retirement account (IRA) or qualified retirement plan.

As a condition to the closing of the Reorganizations, the Trusts and the Target Funds (except VFL) will receive an opinion of Ropes & Gray LLP (and in the case of VFL an opinion from Dechert LLP) to the effect that, for U.S. federal income tax purposes:

▪	Each Reorganization will constitute as a “reorganization” within the meaning of Section 368(a)(1) of the Code, and each of the Target Funds and the applicable Trust will be “a party to the Reorganization” within the meaning of Section 368(b) of the Code;

▪	Under Sections 361 and 357 of the Code, a Target Fund will not recognize any gain or loss upon the transfer of its assets to the corresponding Trust in exchange solely for Common Merger Shares and RVMTP Merger Shares (and cash in lieu of fractional Common Merger Shares, if any) and the assumption by the Trust of the liabilities of such Target Fund, or upon the distribution of the Common Merger Shares and RVMTP Merger Shares, if applicable (and cash in lieu of fractional Common Merger Shares, if any) by the Target Fund to its shareholders in liquidation of such Target Fund, except for (A) any gain or loss recognized on (1) “section 1256 contracts” as defined in Section 1256(b) of the Code, or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss that may be required to be recognized (1) as a result of the closing of the tax year of the Target Fund, (2) upon the termination of a position, or (3) upon the transfer of an asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;
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▪	Under Section 354 of the Code, Target Fund shareholders will not recognize any gain or loss upon the exchange of their Target Fund common shares solely for corresponding Common Merger Shares and their Target Fund RVMTP shares, solely for RVMTP Merger Shares, as applicable, pursuant to the Reorganization (except with respect to cash received in lieu of any fractional Common Merger Shares);

▪	Under Section 358 of the Code, the aggregate tax basis in the Common Merger Shares and/or RVMTP Merger Shares that the Target Fund’s shareholders receive in exchange for their Target Fund shares will be the same as the aggregate tax basis of Target Fund shares exchanged therefor (reduced by any amount of tax basis allocable to any fractional common Merger Shares for which cash is received);

▪	Under Section 1223(1) of the Code, a Target Fund shareholder’s holding period for the corresponding Common Merger Shares and RVMTP Merger Shares, if applicable, received in a Reorganization will include the shareholder’s holding period for the Target Fund shares exchanged therefor, provided that the shareholder held the applicable Target Fund shares as a capital asset on the date of the exchange;

▪	Under Section 1032 of the Code, a Trust will not recognize any gain or loss upon the receipt of the corresponding Target Fund’s assets solely in exchange for Common Merger Shares and/or RVMTP Merger Shares (and cash in lieu of fractional Common Merger Shares, if any) and the assumption by the Trust of all the liabilities of such Target Fund;

▪	Under Section 362(b) of the Code, a Trust’s tax basis in the corresponding Target Fund’s assets will be the same as such Target Fund’s basis immediately prior to the transfer, increased by any gain or decreased by any loss required to be recognized as described above;

▪	Under Section 1223(2) of the Code, the holding periods of a Target Fund’s assets in the hands of the corresponding Trust, other than any asset with respect to which gain or loss is required to be recognized as described above, will include the period during which such asset was held or treated for U.S. federal income tax purposes as held by such Target Fund; and

▪	Each Trust will succeed to and take into account the items of the corresponding Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder.

The opinions will be based on the Reorganization Agreements, certain factual certifications made by officers of the Trusts and the Target Funds, customary assumptions, including, among other things that the Reorganizations will be completed in accordance with the applicable Reorganization Agreement and other operative documents and as described herein, and such other items as Ropes & Gray LLP (and Dechert LLP in the case of VFL) deems necessary to render the opinion.

No Target Fund or Trust has requested or will request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Reorganizations. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position. Copies of the opinions will be filed with the SEC and will be available for public inspection after the Closing Date.

The taxable year of each Target Fund will end as a result of the Reorganizations, which may result in the acceleration of distributions to shareholders of each Target Fund and the recognition of additional gain or loss by the Target Funds. Each Target Fund is currently anticipated to pay a distribution of all of its undistributed investment company taxable income and net realized capital gains, including any gains resulting from any repositioning of the Target Fund’s portfolio (as reduced by any available capital loss carryforwards) in connection with the Reorganizations, and net tax-exempt interest income, if any, which distribution may be taxable to shareholders. As a result, shareholders of each Target Fund may pay more in taxes or pay taxes sooner than they would have had the Reorganizations not occurred.

Assuming a Reorganization qualifies as a tax-free reorganization, as expected, the tax attributes of each Trust following the Reorganization will reflect a blending of the tax attributes of the corresponding Target Funds and the Trust prior to the Reorganization. Each Trust will succeed to capital loss carryforwards, if any (and certain unrealized built-in losses, if any), of each of the applicable acquired Target Funds, which may be subject to the tax loss limitation rules described below because a Target Fund may undergo an “ownership change” for U.S. federal income tax purposes, and such limitations might be significant. Depending on which of the Reorganizations are completed, each Trust’s own capital loss carryforwards (and certain unrealized built-in losses, if any) may also be subject to the tax loss limitation rules described below because such Trust may also undergo an “ownership change” for U.S. federal income tax purposes, and such limitation might be significant. For each Fund that undergoes an “ownership change,” the Code generally limits the amount of pre-ownership change losses that may be used to

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offset post-ownership change gains to a specific “annual loss limitation amount” (generally the product of (i) the fair market value of the stock of such Fund, with certain adjustments, immediately prior to the Reorganization and (ii) a rate established by the IRS). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to the remaining portion of any applicable capital loss carryforward limit, as measured from the date of recognition.

Although the capital loss carryforwards of each Combined Fund attributable to each applicable Target Fund that participates in a Reorganization (and to each applicable Trust, if it undergoes an ownership change as a result of the Reorganizations) may be subject to tax loss limitation rules (as outlined above), it is currently expected that such tax loss limitation rules should not have a material adverse effect on a Combined Fund’s utilization of each such Fund’s capital loss carryforwards as compared with what each such Fund’s utilization of its own capital loss carryforwards would be without the Reorganization. The ability of each Fund (and each Combined Fund) to utilize any capital loss carryforwards now or in the future depends on many variables and assumptions, including but not limited to, projected performance of a Fund, the unrealized gain/loss position of a Fund, the types of securities held by a Fund, the current and future market environment (including the level of interest rates), portfolio turnover and applicable law, and is, therefore, highly uncertain.

Repositioning of Trust Portfolios. [To the extent a Trust expects to reposition its portfolio following the Reorganizations (as discussed above), the Trust may recognize gain or loss from transfers of certain assets. Capital gains or losses realized in connection with any repositioning of a Trust’s portfolio will depend on the value and adjusted basis of such Trust’s assets at the actual time of repositioning, if any. As a result, shareholders of each Trust may pay more in taxes or pay taxes sooner than they would have had the Reorganizations not occurred. Based on each Taxable Fund’s holdings as of August 31, 2025, the MMT Combined Fund expects to reposition approximately 1.64% of its portfolio following the closing of the Taxable Fund Mergers. Assuming that all Taxable Fund Mergers are approved and consummated, if the portfolio restructuring had occurred on August 31, 2025, this would have resulted in estimated capital losses from the repositioning of MMT’s portfolio of $(1,953,269), or (0.014) per share. Based on each Municipal Fund’s holdings as of August 31, 2025, the MFM Combined Fund expects to reposition approximately 3.18% of its portfolio following the closing of the Municipal Fund Mergers. Assuming that all Municipal Fund Mergers are approved and consummated, if the portfolio restructuring had occurred on August 31, 2025, this would have resulted in estimated capital losses from the repositioning of MFM’s portfolio of $(12,082,949.76), or $0.107 per share. The amount of net capital gains or losses realized and distributed can fluctuate widely and will depend on, among other things, market conditions at the time of the sales. The tax impact of the restructuring will depend on the difference between the price at which portfolio securities are sold and each Trust’s basis in such securities, offset by capital loss carryforwards, if any, and subject to the Code’s loss limitation rules. The gains from the portfolio repositioning post-Reorganizations would be in addition to any gains generated by each Trust in the ordinary course of business prior to the Reorganizations. Any net capital gains realized by the Target Funds will be distributed prior to the Reorganizations, and such distribution will be taxable to shareholders].

Capital Loss Carryforwards. As of October 31, 2025, the Funds had the following amounts of capital loss carryforwards:

Fund	Capital Loss Carryforwards
MCR	$41,749,999
CIF	$9,916,016
MGF	$12,567,628
MIN	$12,583,159*
MMT (Acquiring Fund)	$38,535,371*
CXE	$13,356,724
CMU	$10,739,779
CXH	$6,954,652
VFL	$40,075,487
MFM (Acquiring Fund)	$21,476,410*
*unaudited

State and Local Tax Considerations. Shareholders should consult their tax advisors about potential state and local tax considerations as a result of the Reorganizations.

Outstanding Shares

As of December 11, 2025 (the “Record Date”), MMT had [TBU] common shares outstanding. As of the Record Date, MFM had [TBU] common shares outstanding and 967 RVMTP Shares outstanding.

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Board Recommendation

The Board recommends that shareholders of each Trust vote “FOR” the Proposal.

Terms of the Reorganization Agreements

The following is a summary of the significant terms of the Reorganization Agreements. The below discussion applies to the Reorganization Agreements pertaining to each Target Fund. A form of Reorganization Agreement for each Taxable Fund Merger is attached as Appendix A to this Proxy Statement. A form of Reorganization Agreement for each Municipal Fund Merger is attached as Appendix B to this Proxy Statement. Each form of Reorganization Agreement is provided for informational purposes only, and the shareholders of the Trusts are not being asked to vote on the Reorganization Agreements.

Calculation of Number of Fund Shares

Immediately prior to the opening of regular trading on the NYSE on the Closing Date (the “Effective Time”), each Target Fund share outstanding immediately prior to the Effective Time shall be converted into shares of the applicable Trust in an amount equal to the ratio of the NAV per share of the respective Target Fund to the NAV per share of the Trust. No fractional Common Merger Shares will be distributed (unless such shares are to be held in a Dividend Reinvestment and Cash Purchase Plan Account). In the event that Target Fund shareholders would be entitled to receive fractional Shares of the applicable Trust, the Trust’s transfer agent will aggregate such fractional shares and sell the resulting whole shares on the exchange on which such shares are listed for the account of all such Target Fund shareholders, and each such Target Fund shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional shares of each Trust, the Trust’s transfer agent will act directly on behalf of the Target Fund shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to Target Fund shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

Conditions

Under the terms of each Reorganization Agreement, the Reorganizations are conditioned upon, among other things, approval of the Reorganization Agreement by the shareholders of the respective Target Funds and each Trust’s receipt of certain routine certificates and legal opinions. Each Reorganization is not contingent on the approval or consummation of any other Reorganization, with the exception that the Reorganization of VFL will not occur unless the Reorganization of CXE is approved by its shareholders and other Transaction Conditions are otherwise met, including the approval by shareholders of MFM of the New Management Agreement Proposal and New Board Proposal. In the event that shareholders of MFM approve its Share Issuance Proposal and shareholders of VFL approve the applicable Reorganization Agreement, but shareholders of CXE do not approve the applicable Reorganization Agreement or other Transaction Conditions are not met (i.e., shareholders of MFM do not approve the New Management Agreement Proposal or shareholders of MFM do not approve the New Board Proposal), VFL will not merge into MFM and VFL will continue to operate as a stand-alone fund managed by Aberdeen under the oversight of VFL’s current board of trustees. In addition, under the terms of the Purchase Agreement, the Proposed Board and Management Changes will not take effect for MMT unless the Reorganizations of MIN and MCR, respectively, with and into MMT have occurred, and the Proposed Board and Management Changes will not take effect for MFM unless the Reorganization of CXE with and into MFM has occurred.

Termination

Each Reorganization Agreement may be terminated, and the Reorganization abandoned at any time (whether before or after approval thereof by the shareholders of the Target Fund or the receipt of needed approvals by shareholders of the Acquiring Fund), (i) prior to the Closing Date by mutual agreement of the Board of the Acquiring Fund and the Board of the relevant Target Fund; (ii) by the Board of the relevant Target Fund or Acquiring Fund if any condition to that Fund’s obligations set forth in the Reorganization Agreement has not been fulfilled or waived by such Board; or (iii) by the Board of the relevant Target Fund or Acquiring Fund due to a breach by the other Fund of any representation, warranty, or agreement contained in the Reorganization Agreement to be performed at or before the Closing Date, if not cured within 30 days. In addition, if the Purchase Agreement is validly terminated with respect to VFL or MFM, the Reorganization Agreement with respect to VFL shall automatically terminate. If the Purchase Agreement is validly terminated with respect to CXE, CMU or CXH, MFM shall be entitled to terminate the Reorganization Agreement with respect to such Target Fund, and if the Purchase Agreement is validly terminated with respect to MFM, such Target Fund shall be entitled to terminate the Reorganization Agreement.

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Expenses of the Reorganizations

MFS and its affiliates and Aberdeen and its affiliates have agreed to bear all direct costs and expenses incurred in connection with the Reorganizations and the Special Meetings, including, but not limited to, proxy and proxy solicitation costs, printing and mailing costs, legal fees, and listing, registration and filing fees.

To the extent there are any transaction costs (including brokerage commissions, transaction charges and related fees) associated with the sales and purchases made in connection with the Reorganizations, these will be borne by the applicable Target Fund with respect to the portfolio transitioning conducted before the Reorganizations and borne by the Combined Fund with respect to the portfolio transitioning conducted after the Reorganizations.

Comparison of the Trusts and the Combined Funds

Each Combined Fund will be managed by MFS, each Trust’s current adviser, or, if the New Management Agreement Proposal is approved and consummated, by Aberdeen Additionally, the investment objectives, principal investment strategies, and principal risks of each Combined Fund will be substantially similar to those of the applicable Trust prior to the Reorganizations. For more information about the management of the Trusts before and after the Reorganizations, please see the section “APPROVAL OF NEW MANAGEMENT AGREEMENT” below.

Fees and Expenses

Below is a comparison of the fees and expenses of each Trust before and after the Reorganizations based on the expenses for the twelve months ended October 31, 2025. Pro forma Combined Fund fees and expenses are estimated in good faith and are hypothetical. The level of expense savings (or increases) resulting from the Reorganizations will vary depending on the resulting size of each Combined Fund. Pro forma Combined Fund information assumes that each Reorganization is approved and consummated. If any Reorganization is not consummated, certain figures in the tables below would be different. For more information about the management of the Trusts before and after the Reorganizations, please see the section “APPROVAL OF NEW MANAGEMENT AGREEMENT” below.

Pursuant to certain regulatory requirements, the fees and expenses in the tables below are expressed as a percentage of average daily net assets attributable to common shares, including with respect to the Pro Forma Combined Fund fees and expenses. Each New Management Agreement, however, would impose on the applicable Combined Fund an advisory fee that is based on the Fund’s average daily “Managed Assets.” For purposes of calculating this annual management fee, “Managed Assets” means the total assets of the Combined Fund, including assets attributable to any form of leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding). The fees and expenses in the tables below (expressed as a percentage of average daily net assets attributable to common shares) may differ in both absolute and relative terms, if expressed as a percentage of average daily “Managed Assets.”

Taxable Fund Mergers

Annual expenses (as a percentage of average daily net assets attributable to common shares)

	MMT	Pro Forma Combined (without change in management)*	Pro Forma Combined (with change in management)**
Management Fee	0.78%(1)	0.78%(1)	1.02%(2)
Interest Payments on Borrowed Funds(3)	1.87%	1.01%	1.01%
Other Expenses	0.21%	0.16%	0.20%
Reduction of Expenses	0.00%	(0.06)%(4)	(0.35)%(5)
Total Annual Expenses	2.86%	1.89%	1.88%
Total Annual Fund Operating Expenses after the Reduction of Expenses (6)	0.99%	0.88%	0.87%

*	Assumes MFS remains investment adviser to the MMT Combined Fund and assumes all Reorganizations are completed.
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**	Assumes Aberdeen is appointed investment adviser to the MMT Combined Fund and that all Reorganizations are completed.

(1)	Pursuant to its current investment advisory agreement, MMT pays MFS a management fee that is computed daily and paid monthly at an annual rate of 0.34% of its average daily net assets. MMT also pays MFS 5.40% of its gross income. Gross income is calculated based on tax elections that generally include the accretion of discount and exclude the amortization of premium, which may differ from a fund’s investment income reported in its annual financial report. MMT’s existing investment advisory agreement will remain in place (1) if the applicable Reorganizations do not occur or (2) if the Transaction is not consummated and MFS remains the investment adviser of the MMT Combined Fund.

(2)	If the Transaction is consummated with respect to MMT and Aberdeen becomes the MMT Combined Fund investment adviser, pursuant to an investment advisory agreement with Aberdeen, the MMT Combined Fund would pay Aberdeen a management fee that consists of an annual investment management fee, payable monthly, at an annual rate of 0.85% of the MMT Combined Fund’s average daily “Managed Assets”. “Managed Assets” means the total assets of the Combined Fund, including assets attributable to any form of leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding).

(3)	Reflects interest paid on borrowings under a credit agreement for leverage purposes.

(4)	[Reflects MFS’ agreement in writing to pay a portion of the MMT Combined Fund’s total ordinary operating expenses, excluding any leverage costs, taxes, interest, brokerage commissions, and any non-routine expenses, such that Combined Fund’s total ordinary operating expenses do not exceed 0.73% annually of the Combined Fund’s average daily Managed Assets (as defined in footnote 2 above). This written agreement will continue for a period of at least two years from the closing of the Taxable Fund Mergers, unless extended, terminated, modified or revised by mutual agreement of the parties thereto, and subject to approval by the Board].

(5)	Aberdeen’s agreement in writing to pay a portion of the MMT Combined Fund’s total ordinary operating expenses, excluding any leverage costs, taxes, interest, brokerage commissions, and any non-routine expenses, such that Combined Fund’s total ordinary operating expenses do not exceed 0.73% annually of the Combined Fund’s average daily Managed Assets (as defined in footnote 2 above). This written agreement will continue for a period of at least two years from the date on which Aberdeen begins managing the Combined Fund, unless extended, terminated, modified or revised by mutual agreement of the parties thereto, and subject to approval by the New Board.

(6)	Excludes Interest Payments on Borrowed Funds. Based on the expenses for the twelve months ended October 31, 2025 Total Annual Fund Operating Expenses expressed as a percentage of average daily “Managed Assets” for MMT, Pro Forma Combined (without change in management), Pro Forma Combined (with change in management), would be 0.73%. 0.73% and 0.73% respectively.

Municipal Fund Mergers

Annual expenses (as a percentage of average daily net assets attributable to common shares)

	MFM	Pro Forma Combined (without change in management)*	Pro Forma Combined (with change in management)**
Management Fee	0.99%(1)	1.04%(1)	0.87%(2)
Dividends on Preferred Shares and Interest on TOBs (3)	1.80%	2.20%	2.24%
Other Expenses	0.16%	0.14%	0.23%
Reduction of Expenses	(0.12)% (4)	(0.13)% (5)	(0.09)% (6)
Total Annual Expenses	2.83%	3.25%	3.25%
Total Annual Fund Operating Expenses after the Reduction of Expenses (7)	1.03%	1.05%	1.01%

*	Assumes MFS remains investment adviser to the MFM Combined Fund and assumes all Reorganizations other than VFL’s are completed. VFL’s Reorganization will not be completed in the event that Aberdeen is not approved as the investment adviser of the MFM Combined Fund.

**	Assumes Aberdeen is appointed investment adviser to the MFM Combined Fund and that all Reorganizations are completed.
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(1)	Pursuant to its current investment advisory agreement, MFM pays MFS a management fee that is computed daily and paid monthly at an annual rate of 0.40% of its average daily net assets. MFM also pays MFS 6.32% of its gross income. Gross income is calculated based on tax elections that generally include the accretion of discount and exclude the amortization of premium, which may differ from a fund’s investment income reported in its annual financial report. MFM’s existing investment advisory agreement will remain in place (1) if the applicable Reorganizations do not occur or (2) if the Transaction is not consummated and MFS remains the investment adviser of the MFM Combined Fund.

(2)	If the Transaction is consummated with respect to MFM and Aberdeen becomes the MFM Combined Fund investment adviser, pursuant to an investment advisory agreement with Aberdeen, the MFM Combined Fund would pay Aberdeen a management fee that consists of an annual investment management fee, payable monthly, at an annual rate of 0.60% of the MFM Combined Fund’s average daily “Managed Assets” up to $500 million and at an annual rate of 0.55% of the MFM Combined Fund’s average daily “Managed Assets” in excess of $500 million. “Managed Assets” means the total assets of the Combined Fund, including assets attributable to any form of leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding).

(3)	Reflects dividends paid on RVMTP shares for which the average dividend rate was 3.92% on an average balance of $96,700,000 during the twelve months ended October 31, 2025. Also reflects interest expense associated with investments in inverse floating rate instruments. For the twelve months ended October 31, 2025, the average leverage amount associated with investments in inverse floating rate instruments was $16,979,180 at a weighted average interest rate of 2.86%.

(4)	Reflects MFS’ agreement to pay a portion of MFM’s total annual operating expenses, excluding interest expense on RVMTP Shares, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), other interest expenses, and investment-related expenses (including interest expense and fees associated with instruments in inverse floating rate instruments), such that MFM’s total fund operating expenses do not exceed 0.74%, annually of MFM’s average daily net assets (including the value of RVMTP Shares). This written agreement will continue until modified by the Board, but such agreement will continue at least until October 31, 2027 for MFM.

(5)	[Reflects MFS’ agreement in writing to pay a portion of the MFM Combined Fund’s total ordinary operating expenses, excluding any leverage costs, taxes, interest, brokerage commissions, and any non-routine expenses, such that Combined Fund’s total ordinary operating expenses do not exceed 0.71% annually of the Combined Fund’s average daily net assets (including the value of RVMTP Shares). This written agreement will continue for a period of at least two years from the closing of the Municipal Fund Mergers, unless extended, terminated, modified or revised by mutual agreement of the parties thereto, and subject to approval by the Board].

(6)	Reflects Aberdeen’s agreement in writing to pay a portion of the MFM Combined Fund’s total ordinary operating expenses, excluding any leverage costs, taxes, interest, brokerage commissions, and any non-routine expenses, such that Combined Fund’s total ordinary operating expenses do not exceed 0.67% annually of the Combined Fund’s average daily Managed Assets (as defined in footnote 2 above). This written agreement will continue for a period of at least two years from the date on which Aberdeen begins managing the Combined Fund, unless extended, terminated, modified or revised by mutual agreement of the parties thereto, and subject to approval by the New Board.

(7)	Excludes Dividends on Preferred Shares and Interest on TOBs. Based on the expenses for the twelve months ended October 31, 2025 Total Annual Fund Operating Expenses expressed as a percentage of average daily “Managed Assets” for MFM, Pro Forma Combined (without change in management), Pro Forma Combined (with change in management), would be 0.74%. 0.71% and 0.67% respectively.

Expense Examples

Pro forma Combined Fund information assumes that each Reorganization is approved and consummated. The level of expenses incurred by the Combined Fund will vary depending on the resulting size of the Combined Fund. There can be no assurance that future expenses will not increase or that any expected expense savings for the applicable Trust will be realized.

The examples below illustrate the expenses that shareholders would pay on a $1,000 investment in common shares of each Trust, at NAV, assuming (1) that each Trust’s net assets do not increase or decrease, (2) that each Trust incurs total annual expenses at the rate shown in the total annual operating expenses table above in years 1 through 10 (assuming that the applicable Expense Limitation Agreement will only be in place through the dates noted above), (3) a 5% annual return and (4) that the Reorganizations had occurred on October 31, 2025 with respect to the Pro forma examples.

The expense examples should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The expense examples assume that the estimated Interest Payments on Borrowed Funds, Dividend Cost on Preferred Shares and Other Expenses set forth in the Annual Expenses table are accurate, that the rate listed under Total Annual Fund Operating Expenses remains the same each year and that all dividends and distributions are reinvested at NAV. The expense examples are based on the relevant fees and expense expressed as a percentage of average daily net assets attributable to common shares, as reflected in the tables above. Actual expenses may be greater or less than those assumed. Moreover, each Trust’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the applicable example.

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

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	1 year	3 years	5 years	10 years
MMT	$29	$89	$151	$319
Pro Forma Combined Fund (without change in management)	$19	$59	$102	$221
Pro Forma Combined Fund (with change in management)	$19	$59	$102	$220

	1 year	3 years	5 years	10 years
MFM	$29	$88	$149	$316
Pro Forma Combined Fund (without change in management)	$33	$100	$170	$355
Pro Forma Combined Fund (with change in management)	$33	$100	$170	$355

Leverage

Each Trust may use leverage to the extent permitted by the 1940 Act. Currently, the 1940 Act and the rules and regulations thereunder generally limit the extent to which a Trust may utilize borrowings, together with any other senior securities representing indebtedness, to 33 1/3% of the Trust’s total assets (including the assets subject to, and obtained with, the proceeds of such leverage) at the time utilized (less the Trust’s liabilities and indebtedness not represented by senior securities). In addition, the 1940 Act limits the extent to which a Trust may issue preferred shares plus senior securities representing indebtedness to 50% of the Trust’s total assets (less the Trust’s liabilities and indebtedness not represented by senior securities). Each Combined Fund anticipates that it will use leverage similarly to the applicable Trust prior to the Reorganizations.

Each Trust’s strategies relating to its use of leverage may not be successful, and each Trust’s use of leverage will cause the Trust’s NAV to be more volatile than it would otherwise be. There can be no guarantee that a Trust will leverage its assets or, to the extent the Trust utilizes leverage, what percentage of its assets such leverage will represent.

As of October 31, 2025, MMT had aggregate leverage from borrowings as a percentage of its total assets of 25%. As of October 31, 2025, MFM had aggregate leverage from the issuance of preferred shares and tender option bonds (“TOBs”) and borrowings as a percentage of its total assets of 31%.

If the Reorganizations had occurred on October 31, 2025, and all of the Reorganizations were approved and consummated, the aggregate leverage from borrowings as a percentage of its total assets for MMT would be 17% and the aggregate leverage from the issuance of preferred shares and TOBs and borrowings as a percentage of its total assets for MFM would be 34%.

Accounting and Valuation Policies, Impact to the Combined Fund’s NAV

At the closing of each Reorganization, each Reorganization Agreement sets forth that the Target Fund assets will be valued in accordance with the Target Fund’s valuation procedures as approved by the Board of the Target Fund. Upon the consummation of the Reorganization, the assets transferred to each Trust will be valued pursuant to the Trust’s valuation procedures as approved by the Board of Trustees of the Trust. The valuation procedures for the Target Funds, on the one hand, and each Trust, on the other hand, may differ in certain respects; however, the application of the different valuation procedures is not expected to result in a materially different net asset value of the Target Fund.

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Additional Information about the Common Shares of the Trusts

Description of Common Shares to be Issued by the Trusts

Shareholders of each Trust following the Reorganizations will have the same rights as did shareholders of such Trust prior to the Reorganizations.

MMT’s Amended and Restated Agreement and Declaration of Trust, as amended, authorizes an unlimited number of shares, without par value. MFM’s Amended and Restated Agreement and Declaration of Trust, as amended, authorizes an unlimited number of shares, with or without par value. If the Proposal is approved by shareholders of each Trust and the Reorganizations are consummated, each Trust will issue common shares to the holders of common shares of each respective Target Fund based on the relative per share net asset value of the corresponding Trust and the net asset value of the assets of the Target Fund, in each case as of the Closing Date. Common shares of each Trust have equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of such Trust, subject to the rights of the holders of preferred shares, if any. Each Trust’s common shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting.

Capitalization

The following tables set forth the unaudited capitalization of each Fund as of October 31, 2025, assuming no further sales are made and without reflecting any transaction costs borne by the Funds in connection with the Reorganizations, and on a pro forma basis for each Combined Fund as of that date as if the proposed Reorganizations had occurred on that date. Pro forma Combined Fund information assumes that each Reorganization is approved and consummated. VFL has outstanding 990 Series 2049 Muni-MultiMode Preferred Shares (“MMP Shares”). It is anticipated that if all necessary approvals are obtained for VFL to reorganize into MFM, VFL will redeem all of its outstanding MMP Shares prior to the closing of the Reorganization. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many Common Merger Shares and RVMTP Merger Shares of the applicable Trust will be received by shareholders as a result of the Reorganizations, and the information should not be relied upon to reflect the number of Common Merger Shares and RVMTP Merger Shares that actually will be received. The amounts shown are in thousands, except share amounts.

Taxable Fund Mergers

	MCR	MGF	CIF	MIN	MMT (Acquiring Fund)	Adjustment	Pro Forma Combined Fund (all Reorganizations occur)
Net Assets	$282,192,098	$103,942,939	$33,078,058	$311,056,061	$279,043,726		$1,009,312,882
Common Shares Outstanding (a)	41,688,435	32,590,193	17,901,986	113,798,238	54,939,439	(62,225,081) (b)	198,693,210
NAV Per Common Share	$6.77	$3.19	$1.85	$2.73	$5.08		$5.08

(a) Based on the number of outstanding common shares as of October 31, 2025.

(b) Reflects the exchange of Acquired Fund shares for Acquiring Fund shares as a result of the Reorganizations.

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Municipal Fund Mergers

	CXE	CMU	CXH	VFL	MFM (Acquiring Fund)	Adjustment	Pro Forma Combined Fund (all Reorganizations Occur)
Net Assets	$130,692,589	$96,693,104	$70,804,999	$140,960,494	$248,088,365		$687,239,551
Common Shares Outstanding (a)	31,525,773	25,492,782	8,199,220	12,278,003	41,187,631	(4,547,077) (b)	114,136,332
NAV Per Common Share	$4.15	$3.79	$8.64	$11.48	$6.02		$6.02
Preferred Shares Outstanding	692	510	372	990 (c)	967	(990)	2,541
Liquidation Preference per Preferred Share	$ 100,000	$ 100,000	$ 100,000	$ 100,000	$ 100,000		$ 100,000

(a) Based on the number of outstanding common shares as of October 31, 2025.

(b) Reflects the exchange of Acquired Fund shares for Acquiring Fund shares as a result of the Reorganizations.

(c) As of October 31, 2025, VFL had outstanding 990 Series 2049 Muni-MultiMode Preferred Shares (“MMP Shares”). It is anticipated that VFL will redeem all of its outstanding MMP Shares prior to the Reorganization.

EACH TRUST’S BOARD, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE PROPOSAL.

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ITEM 2 — APPROVAL OF NEW MANAGEMENT AGREEMENT

PROPOSAL

To approve a new investment management agreement between each Trust and Aberdeen.

Background

The Board has considered and approved an arrangement pursuant to which Aberdeen, subject to various other conditions, would serve as the new investment adviser to each Trust. The Transaction was presented to the Board by representatives of MFS, who provided a detailed explanation of its reasons for seeking the Transaction and its views of the benefits to the Trusts, among other things. As described in further detail below under the section titled “Board Consideration of the New Management Agreements,” the Board met with representatives of MFS and Aberdeen and reviewed requested information provided from both parties prior to approving the New Management Agreements and recommending that shareholders approve the New Management Agreements. The Transaction will only be completed for a Trust if: (i) certain Target Fund shareholders approve the Reorganizations and shareholders of such Trust approve the applicable Share Issuance Proposal, (ii) shareholders of such Trust approve the New Management Agreement Proposal; and (ii) shareholders of such Trust approve the New Board Proposal, in addition to certain other Transaction Conditions. With respect to Transaction Condition (d), under the terms of the Purchase Agreement, the Proposed Board and Management Changes will not take effect for MMT unless the Reorganizations of MIN and MCR, respectively, with and into MMT have occurred, and the Proposed Board and Management Changes will not take effect for MFM unless the Reorganization of CXE with and into MFM has occurred. The Transaction is contingent upon each Transaction Condition being satisfied. If any Transaction Condition is not satisfied for a Trust, the Transaction will not be completed for such Trust, in which case MFS will continue to serve as such Trust’s investment adviser.

If the necessary approvals are obtained, each New Management Agreement will be effective on or about the Closing Date. On the Closing Date, MFS will cease to serve as investment adviser to each Trust, and Aberdeen will commence serving as investment adviser to each Trust. If the Transaction is not completed for any reason, MFS will continue as the investment adviser to each Trust.

Benefits of the New Management Agreements

Potential benefits of each New Management Agreement to shareholders of the applicable Trust include: (i) the opportunity to be part of a broad closed-end fund platform from a global and independent organization with a focus on continuing and expanding its asset management business in general and its U.S.-registered closed-end fund business in particular; and (ii) for MFM, management by Aberdeen’s municipals team; and (iii) and for MMT, management by Aberdeen’s multi-sector team; and (iv) for each Combined Fund, application of Aberdeen’s proposed expense limitation arrangement is expected to result in total annual fund operating expenses that are the same or lower on a Managed Assets basis, as compared to the relevant Trust for a period of at least two years from the date on which Aberdeen begins managing the Combined Fund. The implementation of the Trusts’ investment objective and investment policies and strategies by Aberdeen and the Aberdeen Investment Team may vary materially compared to the investment process currently employed by MFS in managing the Trusts. This may cause holdings and other portfolio attributes of a Trust to vary significantly from those historically experienced by such Trust.

With respect to MMT, Aberdeen has multi-sector credit experience dating back to 1994 with an asset allocation policy that is constantly evolving. Aberdeen has an experienced skilled fixed income team with full access to leverage Aberdeen affiliates’ credit platform globally providing access to teams that utilize independent and in-depth credit research. Aberdeen has a strong buy and sell discipline, which is driven by fundamental credit analysis with risk management fully integrated into the investment process to seek to limit downside risk.

With respect to MFM, Aberdeen has municipal expertise which dates back to the 1980s and over $1.4 billion of municipal securities’ assets under management in municipal strategy as of September 30, 2025. Aberdeen’s municipal fixed income team has access to the Aberdeen affiliates’ credit platform globally from which they can leverage the independent and in-depth credit research to choose investments. Aberdeen’s municipal team has strong buy and sell discipline driven by fundamental credit analysis with risk management fully integrated into the investment process to seek to mitigate downside risk. Aberdeen’s size also allows it to be nimble in the market and take advantage of opportunities that may be inaccessible to larger investors.

Aberdeen views closed-end funds as a strategic growth area. Aberdeen’s U.S. closed-end fund business has been developed through initial public offering (“IPO”) and secondary market fund raising, but primarily from targeted acquisition as opposed to development through IPO and secondary market fund raising. Aberdeen is resourced to support all areas of administration, marketing, operations, legal, company secretarial and risk management.

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The Board received information about the estimated portfolio turnover of each Trust after its respective Reorganizations close to align the assets received with the strategy of the respective Trust.

Terms of the Transaction

On [December 10, 2025], MFS, Aberdeen and, for the purposes specified therein, Aberdeen Group plc, entered into the Purchase Agreement pursuant to which Aberdeen will acquire certain assets and liabilities related to the Business of each Trust if: (1) certain closed-end fund reorganization (as described in separate Target Fund Prospectus/Proxy Statements) are approved; (2) Aberdeen becomes the investment adviser of such Trust pursuant to the applicable New Management Agreement; (3) the New Board is elected to oversee the Trust; and (4) certain other Transaction Conditions are satisfied or waived.

Under the Purchase Agreement, MFS has agreed to transfer to Aberdeen, in exchange for a cash payment at the closing of the Transaction and subject to certain conditions and exceptions, (i) all right, title and interest of MFS in and to the books and records relating to the Business of the Trusts; (ii) the historical investment performance records of the funds being reorganized; and (iii) the goodwill of the Business.

The Trusts are not party to the Purchase Agreement. However, the consummation of the Transaction with respect to a Trust is subject to shareholder approval of its Proposals described in this Proxy Statement. Therefore, if shareholders of a Trust do not approve the Proposals, or if the other conditions in the Purchase Agreement are not satisfied or waived, then the Transaction will not be completed and the Purchase Agreement will terminate with respect to such Trust. The election of the five new Trustees for a Trust is therefore contingent on the adoption by such Trust of its New Management Agreement.

In connection with its obligations under the Purchase Agreement and the broader Transaction, Aberdeen has agreed to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive “safe harbor” for an investment company’s adviser or any affiliated persons of the adviser to receive any amount or benefit in connection with a sale of securities or other interest in the investment adviser as long as two conditions are met. First, for a period of three years after the change of control, at least 75% of the directors of the investment company must not be interested persons of the adviser or the predecessor adviser. Second, there must not be any “unfair burden” imposed on the investment company as a result of the transaction or any express or implied terms, conditions or understandings relating to the transaction. Section 15(f) defines “unfair burden” to include any arrangement during the two-year period after the transaction in which the adviser or predecessor adviser, or any interested person of the adviser or predecessor adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company).

MFS has advised the Trusts that neither it, nor Aberdeen, after reasonable inquiry, is aware of any express or implied term, condition, arrangement or understanding that would impose an “unfair burden” on the funds as a result of the Transaction. Moreover, Aberdeen has advised the funds that Aberdeen will not take, nor cause its affiliates to take, any action that would have the effect of causing the conditions of Section 15(f) not to be met with respect to the Transaction, and Aberdeen has advised the funds that Aberdeen will not fail to take, and will cause its affiliates not to fail to take, any action if the failure to take such action would have the effect of causing the conditions of Section 15(f) not to be met with respect to the Transaction.

Current and Pro Forma Fees and Expenses of the Trusts

Below is a comparison of the fees and expenses of each Trust before and after the Reorganizations based on the expenses for the twelve months ended October 31, 2025. Pro forma Combined Fund fees and expenses are estimated in good faith and are hypothetical. The level of expense savings (or increases) resulting from the Reorganizations will vary depending on the resulting size of each Combined Fund. Pro forma Combined Fund information assumes that each Reorganization is approved and consummated. If any Reorganization is not consummated, certain figures in the tables below would be different; however, “Total Annual Fund Operating Expenses” after application of any expense limitation arrangements are expected to be the same even if a Reorganization is not consummated.

Pursuant to certain regulatory requirements, the fees and expenses in the tables below are expressed as a percentage of average daily net assets attributable to common shares, including with respect to the Pro Forma Combined Fund fees and expenses. Each New Management Agreement, however, would impose on the applicable Combined Fund an advisory fee that is based on the Fund’s average daily “Managed Assets.” For purposes of calculating this annual management fee, “Managed Assets” means the total assets of the Combined Fund, including assets attributable to any form of leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding). The fees and expenses in the tables below (expressed as a percentage of average daily net assets attributable to common shares) may differ in both absolute and relative terms, if expressed as a percentage of average daily “Managed Assets.”

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Taxable Fund Mergers

Annual expenses (as a percentage of average daily net assets attributable to common shares)

	MMT	Pro Forma Combined (without change in management)*	Pro Forma Combined (with change in management)**
Management Fee	0.78%(1)	0.78%(1)	1.02%(2)
Interest Payments on Borrowed Funds(3)	1.87%	1.01%	1.01%
Other Expenses	0.21%	0.16%	0.20%
Reduction of Expenses	0.00%	(0.06)%(4)	(0.35)%(5)
Total Annual Expenses	2.86%	1.89%	1.88%
Total Annual Fund Operating Expenses after the Reduction of Expenses (6)	0.99%	0.88%	0.87%

*	Assumes MFS remains investment adviser to the MMT Combined Fund and assumes all Reorganizations are completed.

**	Assumes Aberdeen is appointed investment adviser to the MMT Combined Fund and that all Reorganizations are completed.

(1)	Pursuant to its current investment advisory agreement, MMT pays MFS a management fee that is computed daily and paid monthly at an annual rate of 0.34% of its average daily net assets. MMT also pays MFS 5.40% of its gross income. Gross income is calculated based on tax elections that generally include the accretion of discount and exclude the amortization of premium, which may differ from a fund’s investment income reported in its annual financial report. MMT’s existing investment advisory agreement will remain in place (1) if the applicable Reorganizations do not occur or (2) if the Transaction is not consummated and MFS remains the investment adviser of the MMT Combined Fund.

(2)	If the Transaction is consummated with respect to MMT and Aberdeen becomes the MMT Combined Fund investment adviser, pursuant to an investment advisory agreement with Aberdeen, the MMT Combined Fund would pay Aberdeen a management fee that consists of an annual investment management fee, payable monthly, at an annual rate of 0.85% of the MMT Combined Fund’s average daily “Managed Assets”. “Managed Assets” means the total assets of the Combined Fund, including assets attributable to any form of leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding).

(3)	Reflects interest paid on borrowings under a credit agreement for leverage purposes.

(4)	[Reflects MFS’ agreement in writing to pay a portion of the MMT Combined Fund’s total ordinary operating expenses, excluding any leverage costs, taxes, interest, brokerage commissions, and any non-routine expenses, such that Combined Fund’s total ordinary operating expenses do not exceed 0.73% annually of the Combined Fund’s average daily Managed Assets (as defined in footnote 2 above). This written agreement will continue for a period of at least two years from the closing of the Taxable Fund Mergers, unless extended, terminated, modified or revised by mutual agreement of the parties thereto, and subject to approval by the Board].

(5)	Aberdeen’s agreement in writing to pay a portion of the MMT Combined Fund’s total ordinary operating expenses, excluding any leverage costs, taxes, interest, brokerage commissions, and any non-routine expenses, such that Combined Fund’s total ordinary operating expenses do not exceed 0.73% annually of the Combined Fund’s average daily Managed Assets (as defined in footnote 2 above). This written agreement will continue for a period of at least two years from the date on which Aberdeen begins managing the Combined Fund, unless extended, terminated, modified or revised by mutual agreement of the parties thereto, and subject to approval by the New Board.

(6)	Excludes Interest Payments on Borrowed Funds. Based on the expenses for the twelve months ended October 31, 2025 Total Annual Fund Operating Expenses expressed as a percentage of average daily “Managed Assets” for MMT, Pro Forma Combined (without change in management), Pro Forma Combined (with change in management), would be 0.73%. 0.73% and 0.73% respectively.
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Municipal Fund Mergers

Annual expenses (as a percentage of average daily net assets attributable to common shares)

	MFM	Pro Forma Combined (without change in management)*	Pro Forma Combined (with change in management)**
Management Fee	0.99%(1)	1.04%(1)	0.87%(2)
Dividends on Preferred Shares and Interest on TOBs (3)	1.80%	2.20%	2.24%
Other Expenses	0.16%	0.14%	0.23%
Reduction of Expenses	(0.12)% (4)	(0.13)% (5)	(0.09)% (6)
Total Annual Expenses	2.83%	3.25%	3.25%
Total Annual Fund Operating Expenses after the Reduction of Expenses (7)	1.03%	1.05%	1.01%

*	Assumes MFS remains investment adviser to the MFM Combined Fund and assumes all Reorganizations other than VFL’s are completed. VFL’s Reorganization will not be completed in the event that Aberdeen is not approved as the investment adviser of the MFM Combined Fund.

**	Assumes Aberdeen is appointed investment adviser to the MFM Combined Fund and that all Reorganizations are completed.

(1)	Pursuant to its current investment advisory agreement, MFM pays MFS a management fee that is computed daily and paid monthly at an annual rate of 0.40% of its average daily net assets. MFM also pays MFS 6.32% of its gross income. Gross income is calculated based on tax elections that generally include the accretion of discount and exclude the amortization of premium, which may differ from a fund’s investment income reported in its annual financial report. MFM’s existing investment advisory agreement will remain in place (1) if the applicable Reorganizations do not occur or (2) if the Transaction is not consummated and MFS remains the investment adviser of the MFM Combined Fund.

(2)	If the Transaction is consummated with respect to MFM and Aberdeen becomes the MFM Combined Fund investment adviser, pursuant to an investment advisory agreement with Aberdeen, the MFM Combined Fund would pay Aberdeen a management fee that consists of an annual investment management fee, payable monthly, at an annual rate of 0.60% of the MFM Combined Fund’s average daily “Managed Assets” up to $500 million and at an annual rate of 0.55% of the MFM Combined Fund’s average daily “Managed Assets” in excess of $500 million. “Managed Assets” means the total assets of the Combined Fund, including assets attributable to any form of leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding).

(3)	Reflects dividends paid on RVMTP shares for which the average dividend rate was 3.92% on an average balance of $96,700,000 during the twelve months ended October 31, 2025. Also reflects interest expense associated with investments in inverse floating rate instruments. For the twelve months ended October 31, 2025, the average leverage amount associated with investments in inverse floating rate instruments was $16,979,180 at a weighted average interest rate of 2.86%.

(4)	Reflects MFS’ agreement to pay a portion of MFM’s total annual operating expenses, excluding interest expense on RVMTP Shares, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), other interest expenses, and investment-related expenses (including interest expense and fees associated with instruments in inverse floating rate instruments), such that MFM’s total fund operating expenses do not exceed 0.74%, annually of MFM’s average daily net assets (including the value of RVMTP Shares). This written agreement will continue until modified by the Board, but such agreement will continue at least until October 31, 2027 for MFM.

(5)	[Reflects MFS’ agreement in writing to pay a portion of the MFM Combined Fund’s total ordinary operating expenses, excluding any leverage costs, taxes, interest, brokerage commissions, and any non-routine expenses, such that Combined Fund’s total ordinary operating expenses do not exceed 0.71% annually of the Combined Fund’s average daily net assets (including the value of RVMTP Shares). This written agreement will continue for a period of at least two years from the closing of the Municipal Fund Mergers, unless extended, terminated, modified or revised by mutual agreement of the parties thereto, and subject to approval by the Board].

(6)	Reflects Aberdeen’s agreement in writing to pay a portion of the MFM Combined Fund’s total ordinary operating expenses, excluding any leverage costs, taxes, interest, brokerage commissions, and any non-routine expenses, such that Combined Fund’s total ordinary operating expenses do not exceed 0.67% annually of the Combined Fund’s average daily Managed Assets (as defined in footnote 2 above). This written agreement will continue for a period of at least two years from the date on which Aberdeen begins managing the Combined Fund, unless extended, terminated, modified or revised by mutual agreement of the parties thereto, and subject to approval by the New Board.

(7)	Excludes Dividends on Preferred Shares and Interest on TOBs. Based on the expenses for the twelve months ended October 31, 2025 Total Annual Fund Operating Expenses expressed as a percentage of average daily “Managed Assets” for MFM, Pro Forma Combined (without change in management), Pro Forma Combined (with change in management), would be 0.74%. 0.71% and 0.67% respectively.

Expense Examples

Pro forma Combined Fund information assumes that each Reorganization is approved and consummated. The level of expenses incurred by the Combined Fund will vary depending on the resulting size of the Combined Fund. There can be no assurance that future expenses will not increase or that any expected expense savings for the applicable Trust will be realized.

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The examples below illustrate the expenses that shareholders would pay on a $1,000 investment in common shares of each Trust, at NAV, assuming (1) that each Trust’s net assets do not increase or decrease, (2) that each Trust incurs total annual expenses at the rate shown in the total annual operating expenses table above in years 1 through 10 (assuming that the applicable Expense Limitation Agreement will only be in place through the dates noted above), (3) a 5% annual return and (4) that the Reorganizations had occurred on October 31, 2025 with respect to the Pro forma examples.

The expense examples should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The expense examples assume that the estimated Interest Payments on Borrowed Funds, Dividend Cost on Preferred Shares and Other Expenses set forth in the Annual Expenses table are accurate, that the rate listed under Total Annual Fund Operating Expenses remains the same each year and that all dividends and distributions are reinvested at NAV. The expense examples are based on the relevant fees and expense expressed as a percentage of average daily net assets attributable to common shares, as reflected in the tables above. Actual expenses may be greater or less than those assumed. Moreover, each Trust’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the applicable example.

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

	1 year	3 years	5 years	10 years
MMT	$29	$89	$151	$319
Pro Forma Combined Fund (without change in management)	$19	$59	$102	$221
Pro Forma Combined Fund (with change in management)	$19	$59	$102	$220

	1 year	3 years	5 years	10 years
MFM	$29	$88	$149	$316
Pro Forma Combined Fund (without change in management)	$33	$100	$170	$355
Pro Forma Combined Fund (with change in management)	$33	$100	$170	$355

Aggregate Fee Comparisons

The table below compares the actual fees paid to MFS for the 12 months ended October 31, 2025 to a hypothetical example of the amount of fees that would have been paid during the period had each Trust’s New Management Agreement been in effect and also shows the percentage difference between the actual and pro forma values. The pro forma values assume the same asset levels for each the Combined Fund as for the applicable Trust for the 12 months ended October 31, 2025 and do not reflect the anticipated asset levels of the applicable Combined Fund following the closing of the Reorganizations.

Actual Fee Paid Under MFS MMT Management Agreement	$2,150,458
Pro Forma Fee Paid Under MMT’s New Management Agreement	$3,161,647
Percentage Difference	47%
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Actual Fee Paid Under MFS MFM Management Agreement	$2,427,998
Pro Forma Fee Paid Under MFM’s New Management Agreement	$2,150,375
Percentage Difference	(11%)

Expense Limitation Arrangements

MFM is subject to an existing expense limitation agreement with MFS, the terms of which are reflected in the fee table above.

As part of the broader Transaction, Aberdeen has additionally agreed in writing to pay a portion of each Combined Fund’s total ordinary operating expenses, excluding any leverage costs, taxes, interest, brokerage commissions, and any non-routine expenses, such that the Combined Fund’s total fund operating expenses do not exceed an agreed upon annual rate (the “Aberdeen Expense Limitations” and each an “Aberdeen Expense Limitation”). The Aberdeen Expense Limitation with respect to a Combined Fund will continue for a period of at least two years from the date on which Aberdeen begins managing such Combined Fund, unless extended, terminated, modified or revised by mutual agreement of the parties thereto, and subject to approval by the New Board. The Aberdeen Expense Limitations are contingent upon the consummation of the Transaction.

Following the consummation of the Reorganizations, the Aberdeen Expense Limitation for the MMT Combined Fund will be an annual rate of 0.73% of the average daily Managed Assets of the MMT Combined Fund. “Managed Assets” means the total assets of MMT, including assets attributable to any form of leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding). For the MMT Combined Fund with a change in management, application of the Aberdeen Expense Limitation is expected to result in no change in in total fund annual operating expenses as compared to MMT(on a Managed Assets basis). For the MMT Combined Fund, if the Transaction is not consummated and MFS continues as the MMT Combined Fund’s investment manager, MFS has agreed to put in place for a period of at least two years following the consummation of the Reorganizations an expense limitation equivalent to the applicable Aberdeen Expense Limitation such that total annual operating expenses do not exceed an annual rate of 0.73% of the MFM Combined Fund’s Managed Assets.

Following the consummation of the Reorganizations, the Aberdeen Expense Limitation for MFM will be an annual rate of 0.70% of the average daily Managed Assets of the MFM Combined Fund. For the MFM Combined Fund with a change in management, application of the Aberdeen Expense Limitation is expected to result in a decrease in total fund annual operating expenses compared to MFM (on a Managed Asset basis),. For the MFM Combined, if the Transaction is not consummated and MFS continues as the MFM Combined Fund’s investment manager, MFS has agreed to put in place for a period of at least two years following the consummation of the Reorganizations an expense limitation such that total annual operating expenses do not exceed an annual rate of 0.71% of MFM’s Managed Assets.

Information Concerning MFS

MFS provides the Trusts with investment advisory services. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

Information Concerning Aberdeen

Aberdeen is located at 1900 Market Street, Suite 200, Philadelphia, PA 19103. Aberdeen is an indirect wholly-owned subsidiary of Aberdeen Group plc, which manages or administers approximately $730 billion in assets as of September 30, 2025. The registered offices of Aberdeen Group plc are located at 1 George Street, Edinburgh, Scotland EH2 2LL.

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Information Concerning the Proposed Portfolio Managers

MFS Multimarket Income Trust

George Westervelt, Siddharth Dahiya, Anthony Merola and Jonathan Mondillo are anticipated to serve as portfolio managers for MMT. MMT would be managed using a team-based approach, with Messrs. Westervelt, Dahiya, Merola and Mondillo being jointly and primarily responsible for the day-to-day management of MMT. Biographical information for Messrs. Westervelt, Dahiya, Merola and Mondillo is provided below.

George Westervelt, Head of Global High Yield and Head of US High Yield Research

George Westervelt is the Head of Global High Yield and Head of US High Yield Research at Aberdeen and a Portfolio Manager on various Global High Yield strategies. He is also a member of the North American Fixed Income Management team. George joined Aberdeen in 2009 as a Credit Analyst and joined the portfolio management group in 2011. Prior to joining Aberdeen, George worked at MFS Investment Management in Boston and Citigroup in New York. He earned a BA in English from the University of Vermont and is a CFA Charterholder.

Siddharth Dahiya, Global Head of Emerging Markets Debt

Siddharth Dahiya is Global Head of Emerging Market Debt on the Emerging Market Debt Team. Sid joined Aberdeen in June 2010 and initially worked as a Credit Risk Analyst for the Counterparty Risk Team. Previously, Sid worked for four years at ICICI Bank UK PLC in London. He was part of the Treasury Investment team focusing on Indian bond investments. He started his career at ICICI with the Corporate Finance team focusing on cross-border M&A. Sid completed a post-graduate degree in Business Management from the Indian Institute of Management, Lucknow in 2006. Sid completed a BS (Hons) in Electronics and Electrical Communication Engineering from Punjab Engineering College, India. Sid is a CFA Charterholder.

Anthony Merola, Senior Investment Manager

Anthony is a part of the portfolio management team for US Investment Grade funds. His sector coverage includes the Food & Beverage, Tobacco, and Technology sectors. Anthony joined Aberdeen in 2018 after he graduated with a BBA in Finance from Temple University. Anthony is a CFA charterholder.

Jonathan Mondillo, Global Head of Fixed Income

Jonathan Mondillo is Global Head of Fixed Income at Aberdeen Group plc. He is responsible for overseeing all public and private markets fixed income teams globally, which include DM Credit, EMD, Liquidity & Rates, and Private Credit. He is further responsible for five municipal bond and infrastructure debt funds that invest in both investment grade and high yield credits. Jonathan joined the firm in 2018 from Alpine Woods Capital Investors, LLC, when two mutual funds he managed were contracted with Aberdeen in connection with a transaction between Alpine and Aberdeen. Prior to that, Jonathan worked for Fidelity Capital Markets. Jonathan graduated with a B.S. in Finance from Bentley University.

MFS Municipal Income Trust

Miguel Laranjeiro and Jonathan Mondillo are anticipated to serve as portfolio managers for MFM. MFM would be managed using a team-based approach, with Messrs. Laranjeiro and Mondillo being jointly and primarily responsible for the day-to-day management of MFM. Biographical information for Mr. Laranjeiro is provided below. Biographical information on Mr. Mondillo is provided previously under MMT’s expected portfolio managers.

Miguel Laranjeiro, Investment Director

Miguel Laranjeiro is an Investment Director within the Municipals team at Aberdeen where he is responsible for asset allocation and investment management decisions for the municipal suite of products, which includes infrastructure debt as well as both investment grade and below investment grade debt investments. Miguel’s experience includes municipal credit analysis in the high yield sector as well as high grade tax backed sectors. Miguel joined the company in 2018 from Alpine Woods Capital Investors where he was focused on credit analysis in the Public Finance sector for Alpine’s two municipal funds, which were contracted with Aberdeen in connection with a transaction between Alpine and Aberdeen. Previously, Miguel worked for Thomson Reuters as an analyst focused primarily on fundamental analysis in the Emerging Markets sector.

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Valuation Procedures

If the Transaction is consummated, then at the closing of the Transaction, each Trust’s assets will be valued pursuant to the valuation procedures for funds advised by Aberdeen as approved by the New Board. The valuation procedures for funds advised by Aberdeen, on the one hand, and each Trust’s current valuation procedures, on the other hand, substantially similar. Accordingly, the Transaction is expected to have a minimal impact on each Trust’s net asset value following the close of the Transaction.

Directors/Principal Officers of Aberdeen

The name, address and principal occupation of the principal executive officers and each director of Aberdeen are set out in the table below. [No current officer or Trustee of the Trusts is also an officer, employee or director of Aberdeen No Independent Trustee of the Trusts owns any securities of, or has any other material direct or indirect interest in, Aberdeen or any of its affiliates. However, employees of Aberdeen or its affiliates may receive, as a portion of their bonus, deferred shares of and/or stock options for Aberdeen Group plc, which vest upon the occurrence of certain events.]

Name and Principal Business Address*	Principal Occupation
James O’Connor	Chief Executive Officer and President of Aberdeen
Alan Goodson	Director and Vice President of Aberdeen, and Executive Director, Head of Product – Americas at Aberdeen
Rebecca Nichols	Director and Vice President of Aberdeen, and Executive Director, Strategic Enablement - Americas
Joseph Dietrick	Director and Vice President of Aberdeen, and Senior Legal Counsel at Aberdeen
Marika Tooze	Director and Vice President of Aberdeen, and Head of Human Resources – Americas at Aberdeen
Jaclyn Matsick	Director and Chief Financial Officer of Aberdeen
Elizabeth Frey	Director and Chief Risk Officer – Americas and Chief Compliance Officer of Aberdeen

* The address of the principal executive officers and each director is 1900 Market Street, Suite 200, Philadelphia, PA 19103.

Information Concerning the Administrator

MFS, 111 Huntington Avenue, Boston, MA 02199, serves as the administrator to the Trusts. MFS provides certain financial, legal, shareholder communications, compliance and other administrative services to each Trust. Under an administrative services agreement, each Trust reimburses MFS the costs incurred to provide these services. Each Trust is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. For each Trust, the administrative services fee is computed daily and paid monthly. For MMT, the administrative services fee incurred for the year ended October 31, 2025 was equivalent to an annual effective rate of 0.0171% of MMT’s average daily net assets. For MFM, the administrative services fee incurred for the year ended October 31, 2025 was equivalent to an annual effective rate of 0.0164% of MFM’s average daily net assets (including the value of preferred shares).

If the Transaction is consummated, it is anticipated that Aberdeen will be presented to the New Board for appointment to serve as each Trust’s administrator (the “Administrator”) providing corporate secretarial, regulatory filing, compliance, and financial oversight services and expects to appoint State Street Bank and Trust Company (“State Street”) as the sub-administrator. For the administrative services to be provided by the Administrator, if the Transaction is consummated, each Trust will pay the Administrator a fee, computed monthly and paid quarterly at an annual rate of 0.08% of such Trust’s average daily Managed Assets. The Administrator also serves as administrator to Aberdeen’s other U.S.-registered closed-end funds and U.S.-registered open-end funds. State Street would serve as sub-administrator of each Trust and would be paid by Aberdeen out of the fees it receives as each Trust’s administrator.

The services to be provided under the proposed administration agreement with Aberdeen, with State Street serving as sub-administrator, are substantially similar to the services currently provided under each Trust’s administration agreement with MFS.

Information Concerning Affiliated Brokerage

The Trusts did not pay any affiliated brokerage fees during each Trust’s most recent fiscal year ended October 31, 2025.

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Board Approval and Recommendation

At a meeting held on December 10, 2025, the Trustees present at the meeting, including all of the Independent Trustees who were present at the meeting voting separately, unanimously approved the New Management Agreement for each Trust and unanimously recommended that shareholders of each Trust approve the New Management Agreement. A summary of the Trustees’ considerations is provided below in the section entitled “Board Consideration of the New Management Agreements.”

Comparison of the MFS Management Agreements and New Management Agreements

The form of the New Management Agreement for each Trust is attached as Appendix C to this Proxy Statement and the description of terms in this section is qualified in its entirety by reference to Appendix A and Appendix B. The continuation of the each of (i) the current investment management agreement between MFS and MMT (the “MFS MMT Management Agreement”) and (ii) the current investment management agreement between MFS and MFM (the “MFS MFM Management Agreement” and, together with the MFS MMT Management Agreement, each a “MFS Management Agreement” and collectively the “MFS Management Agreements”) were last considered and approved by the applicable Trust’s Board on July 16, 2025.

The New Management Agreements will have different fee rates than the MFS Management Agreements1. The remaining terms of the New Management Agreements are substantially similar to the terms of the MFS Management Agreements. The name of the investment adviser and the dates of execution and effectiveness in the New Management Agreements are different from those in the MFS Management Agreements. If approved by shareholders, and if the Transaction is completed, the New Management Agreements would go into effect on or about the Closing Date, with an initial two-year term, and would be subject to annual approval thereafter in accordance with the 1940 Act.

Fees

Under the MFS Management Agreements, the Trusts’ advisory fee rates are based, in part, on each Trust’s daily net assets and “gross income.” “Gross income” is calculated based on tax elections that generally include the amortization of premium and exclude the accretion of discount, which may differ from investment income reported in the Trust’s annual financial report.

Under the New Management Agreements, the Trusts’ advisory fee rates are based on “Managed Assets.” As noted above, “Managed assets,” as defined in the New Management Agreements, means the total assets of such Trust, including assets attributable to any form of leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding).

Under the MFS MMT Management Agreement, MMT pays an investment advisory fee in an amount equal to the sum of 0.34% of MMT’s average daily net assets plus 5.40% of MMT’s gross income (i.e., income other than gains from the sale of securities, short-term gains from options and futures transactions and premium income from options written), on an annual basis in each case.

Under its New Management Agreement, the MMT Combined Fund would pay an investment advisory fee in an amount equal to a management fee that will be computed daily and paid monthly at an annual rate of 0.85% of MMT’s average daily Managed Assets.

Under the MFS MFM Management Agreement, MFM pays an investment advisory fee in an amount equal to the sum of 0.40% of MFM’s average daily net assets (including the value of preferred shares) plus 6.32% of MFM’s gross income (i.e., income other than gains from the sale of securities, short-term gains from options and futures transactions and premium income from options written), on an annual basis in each case.

Under its New Management Agreement, the MFM Combined Fund would pay an investment advisory fee in an amount equal to 0.60% of MFM’s average daily Managed Assets up to $500 million in Managed Assets and 0.55% of MFM’s average daily Managed Assets in excess of $500 million.

Investment Advisory Services

The New Management Agreements require Aberdeen to provide substantially the same services to the Trusts as MFS does under the MFS Management Agreements. Each Trust’s New Management Agreement, in line with the MFS Management Agreements, generally provides that, subject to the supervision of each Trust’s Board, Aberdeen  will provide, or arrange for the

1 The MFS MFM Management Agreement and the MFS MMT Management Agreement are substantially identical. The following comparison to the New Management Agreements applies to both MFS Management Agreement, unless otherwise indicated.

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provision of, a continuous investment program and overall investment strategy for each Trust, including investment research and management with respect to all securities and investments and cash equivalents. Aberdeen will determine, or arrange for others to determine, from time to time what securities and other investments will be purchased, retained or sold by the Trusts and will implement, or arrange for others to implement, such determinations through the placement, in the name of the Trusts, of orders for the execution of portfolio transactions with or through such brokers or dealers as may be so selected. Aberdeen will provide, or arrange for the provision of, the services under the New Management Agreements in accordance with the stated investment policies and restrictions of the Trusts as set forth in each Trust’s registration statement, as supplemented or amended from time to time and subject to the directions of each Trust’s Board.

Both the MFS Management Agreements and New Management Agreements for the Trusts provide that (i) the services of the investment adviser are not exclusive to the Trusts, and the investment adviser may render services to others and (ii) the investment adviser may from time to time enter into sub-advisory agreements with respect to each Trust with one or more investment advisers with such terms and conditions as the investment adviser may determine, provided that such sub-advisory agreements have been approved in accordance with applicable provisions of the 1940 Act and any rules, regulations or orders of the SEC thereunder.

The New Management Agreements expressly provide that the investment adviser may use the resources of investment adviser subsidiaries of Aberdeen Group plc, parent company of Aberdeen.

Payment of Expenses

The provisions contained in each Trust’s New Management Agreement addressing allocation of expenses are substantially identical to those contained in each Trust’s MFS Management Agreement. Both the MFS Management Agreements and the New Management Agreements provide that each Trust will pay all of its own expenses in the operations and offering of its shares unless specifically provided otherwise in the management agreement or except to the extent that the adviser agrees in a written instrument executed by the adviser to assume or otherwise pay for specified expenses of the Trust. The New Management Agreements, in line with the MFS Management Agreements, generally provide that Trust expenses shall include, without limitation (1) all charges and expenses of any custodian or depository appointed by the Trust for the safekeeping of its cash, securities and other assets; (2) all charges and expenses paid to any administrator appointed by the Trust to provide administrative or compliance services; (3) the charges and expenses of any transfer agents and registrars appointed by the Trust; (4) the charges and expenses of repurchasing and redeeming shares and servicing shareholder accounts, including investor relations services; (5) the charges and expenses of independent certified public accountants and of general ledger accounting and internal reporting services for the Trust; (6) the charges and expenses of dividend and capital gain distributions; (7) interest charges; (8) the compensation and expenses of Trustees who are not “interested persons” of the adviser; (9) brokerage commissions and issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Trust is a party; (10) all taxes and fees payable by the Trust to Federal, State or other governmental agencies; (11) the cost of preparing, printing and mailing stock certificates representing shares of the Trust; (12) all expenses of shareholders’ and Trustees’ meetings; (13) all expenses of preparing, printing, filing and distributing Prospectuses, proxies, reports and notices to shareholders and regulatory authorities or other governmental entities; (14) all expenses related to the issuance, registration, listing and qualification of shares of the Trust; (15) charges and expenses of legal counsel for the Trust in connection with legal matters relating to the Trust, including without limitation, legal services rendered in connection with the Trust’s existence, financial structure and relations with its shareholders and legal counsel to the independent Trustees; (16) insurance and bonding premiums; (17) association membership dues; (18) bookkeeping and the costs of calculating the net asset value of shares of the Trust; (19) payment of portfolio pricing to a pricing agent, if any; and (20) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.

Limitation on Liability

The New Management Agreements, in line with the MFS Management Agreements, generally provide that in the absence of willful misfeasance, bad faith or gross negligence on the part of the investment adviser or a reckless disregard of its duties thereunder, Aberdeen shall not be subject to any liability to the Trust, for any act or omission in the case of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of Trust assets; provided, however, that nothing therein shall relieve Aberdeen from any of its obligations under applicable law, including, without limitation, the federal and state securities laws.

Termination

The New Management Agreements, in line with the MFS Management Agreements, generally provide that each may be terminated at any time, without payment of any penalty by vote of a majority of the Trustees, or, with respect to the Trust, by “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Trust, or by Aberdeen.

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The New Management Agreements provide a minimum notice period in each case of not less than sixty (60) days.

The MFS Management Agreements provide a minimum notice period in each case of not less than thirty (30) days.

Both the New Management Agreements and the MFS Management Agreements provide for automatic termination in the event of an “assignment” (as defined in the 1940 Act).

Amendments

The New Management Agreements, in line with the MFS Management Agreements, generally provide that an amendment may be made with the mutual consent of the parties, provided that the terms of each such amendment shall be in writing and such amendment is approved by “vote of a majority of the outstanding voting securities” of the Trust (if such shareholder approval is required by the 1940 Act).

Board Consideration of the New Management Agreements

On December 9-10, 2025 (the “Contract Review Meeting”) the Trustees of the Board of each Trust, including all of the Independent Trustees, met to consider various factors relating to the Transaction, including whether to recommend to shareholders the approval of the New Management Agreements. In addition, Independent Trustees met on several occasions together and separately with senior executives and other representatives of MFS and Aberdeen to discuss various aspects of the Transaction, including the New Management Agreements. The Trustees were assisted in their evaluation of the New Management Agreements by independent legal counsel, from whom they received assistance and advice, including a review of the legal standards applicable to the consideration of advisory arrangements, and with whom they met separately from MFS and Aberdeen management. MFS had recommended that the Board approve the New Management Agreements in connection with its consideration of the broader Transaction.

In connection with their deliberations regarding the New Management Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The New Management Agreement for each Combined Fund was considered separately, although the Trustees also took into account the common interests of the Combined Funds in their review, to the extent applicable. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services to be performed by Aberdeen under the New Management Agreements, and other proposed arrangements between Aberdeen and each Combined Fund, as appropriate.

In advance of the Contract Review Meeting and at the request of the Independent Trustees, Aberdeen and MFS provided detailed information to the Board about the New Management Agreements and the broader Transaction, as well as information about Aberdeen and MFS. MFS and Aberdeen responded to questions and supplemental information requests from the Board in advance of and at the Contract Review Meeting. In connection with their Contract Review Meeting, the Trustees received and relied upon materials that included, among other items: (i) general and financial information regarding Aberdeen and its affiliates; (ii) information about the Transaction and the Reorganizations; (iii) information regarding Aberdeen personnel and services to be provided to the Combined Funds; (iv) information relating to Aberdeen’s investment advisory services and performance generally; (v) Aberdeen’s brokerage practices and allocation of portfolio transactions (vi) information regarding each Combined Fund’s fees, expenses and use of leverage (vii) Aberdeen’s expected profitability with respect to their management of each Combined Fund and other benefits; (viii) Aberdeen’s governance, oversight and compliance policies and procedures as proposed for the Combined Funds; (ix) information relating to Aberdeen’s cybersecurity, artificial intelligence risk and business continuity; (x) information relating to Aberdeen’s affiliates and management of any potential conflicts of interest; (xi) and proposed services arrangements for the Combined Funds. The Board also considered information it had previously received regarding Aberdeen and the proposed Transaction at meetings held earlier in the year. For purposes of evaluating the New Management Agreements, the Trustees also considered information about the Trusts and MFS, received over the course of many years, as part of the Board’s annual 15(c) contract review process for the Trusts, as well as additional information received from MFS in advance of the Contract Review Meeting, as described above. In addition, prior to the Contract Review Meeting, Independent Trustees met with each trustee Nominee.

The Trustees’ conclusions to approve, and to recommend that shareholders approve, the New Management Agreements were based on a comprehensive consideration of all information provided to the Board and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. In reaching the decision to approve, and to recommend that shareholders approve, the New Management Agreements, the Board considered a number of factors, including, among others and in no order of priority:

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Nature, extent, and quality of services

The Trustees received and considered various information regarding the nature, extent, and quality of the advisory services to be provided to each Combined Fund under the applicable New Management Agreement by Aberdeen. With respect to Aberdeen, the most recent investment adviser registration forms were provided to the Trustees, as were responses to detailed requests submitted by the Independent Trustees’ independent legal counsel on their behalf, as described above. The Trustees also had previously met with senior personnel across various departments of Aberdeen. The Trustees considered the information provided with respect to the proposed experienced portfolio management teams and other resources that would be dedicated to each Combined Fund, as well as the investment philosophies and processes that would be followed by those individuals in managing each Combined Fund. Further, the Trustees noted that Aberdeen has advised the Trustees that in transitioning the management of each Combined Fund, Aberdeen would be focused on minimizing any disruption to each Combined Fund and its shareholders and that it expects any repositioning of each Combined Fund’s investment portfolio to be undertaken in a manner that minimizes transaction costs and mitigates adverse tax consequences. The Trustees noted that Aberdeen has substantial experience in assimilating closed-end funds into its family of funds.

The Trustees considered that Aberdeen and its affiliates currently manage 15 U.S. closed-end funds and 14 non-U.S. closed-end funds, totaling $28 billion in assets as of November 10, 2025. The Trustees additionally considered Aberdeen’s commitment to its asset management business, in particular its larger closed-end fund platform, its knowledge of the closed-end fund marketplace, and dedicated closed-end fund investor services professionals. With respect to MFM specifically, they also considered that Aberdeen has extensive experience in managing municipal securities and currently manages another municipal closed-end fund, VFL.

The Trustees noted Aberdeen’s and MFS’ representations that, if Aberdeen were approved as each Combined Fund’s investment adviser, there would be no expected diminution in the nature, quality and extent of services provided to each Trust and their respective shareholders, including administrative, regulatory and compliance services. The Trustees further considered the valuation policies of Aberdeen and MFS and its anticipated impact on each Trust’s net asset value following the close of the transaction, noting MFS’ and Aberdeen’s representations that the policies were substantially similar and that any resulting impact was expected to be minimal.

Based on the foregoing and other relevant information reviewed, the Trustees concluded that they were satisfied with assurances from Aberdeen and MFS as to the expected nature, extent and quality of the services to be provided to the Fund under the New Management Agreement.

Investment performance

The Trustees considered the investment performance of Aberdeen advised closed-end funds, generally as well as the investment performance of other Aberdeen advised products, as the Trustees deemed relevant. With respect to MMT, the Trustees specifically considered the performance of those Aberdeen advised products with investment objectives and/or strategies that align with the proposed asset allocation of the MMT Combined Fund. With respect to MFM, the Trustees considered the performance of Aberdeen advised products with similar investment objectives and/or strategies as the as the MFM Combined Fund. With respect to each Combined Fund, the Trustees considered performance results for various periods ended September 30, 2025 and evaluated performance in comparison to each relevant Aberdeen advised products’ relevant benchmark index, as applicable, as well as against the performance of the relevant existing Trust. The Trustees were generally satisfied with Aberdeen’s performance as an investment adviser with respect to those products with strategies and/or objectives comparable to those of the Combined Funds.

Fees, Expenses and Economies of Scale

The Trustees considered that the New Management Agreements will have a different fee structure and different fee rates than the MFS Management Agreements. The Trustees considered that the investment advisory fee rate under each New Management Agreement will be computed with reference to the relevant Combined Fund’s average daily total Managed Assets and that currently, under each MFS Management Agreement, the investment advisory fee rate is computed with reference to the relevant Trust’s average daily total net assets (including the value of preferred shares, if applicable). The Trustees therefore considered the fees and expenses of each Trust, as compared to the applicable Combined Fund on the basis of both net and Managed Assets.

With respect to MMT, the Trustees considered that the management fee rate for the MMT Combined Fund is expected to increase under its New Management Agreement with Aberdeen on both a net and Managed Asset basis. The Trustees also considered that for the MMT Combined Fund, the total annual fund operating expenses, after application of Aberdeen’s proposed expense limitation, would remain unchanged (on a Managed Asset basis) and decrease (on a net asset basis) as compared to the current total annual fund operating expenses of MMT.

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With respect to MFM, the Trustees considered that the management fee rate for the MFM Combined Fund is expected to decrease under its New Management Agreement with Aberdeen on both a net and Managed Asset basis. The Trustees also considered that for the MFM Combined Fund, the total annual fund operating expenses, after application of Aberdeen’s proposed expense limitation, would decrease (on both a Managed Asset and net asset basis) as compared to the current total annual fund operating expenses of MFM. The Trustees noted that the proposed expense limitation agreement for each Fund would remain in place for at least two years following the consummation of the Transaction and could only be changed with the approval of a majority of the applicable Combined Fund’s Independent Trustees.

The Trustees also considered the fees and expenses of each Combined Fund, each as managed Aberdeen, as compared to those of each Combined Fund as managed by MFS, in the event that the Reorganizations are completed but the Transaction is not consummated]. The Trustees took into account the long-term viability of the Combined Funds both as managed by Aberdeen in the event that the Transaction is consummated and as managed by MFS, in the event that the Transaction is not consummated. Additionally, the Trustees considered the anticipated fees and expenses of each Combined Fund in the context of Broadridge Financial Solutions, Inc. expense peer groups last reviewed by the Trustees in connection with each Trust’s most recent contract renewal. The Trustees also evaluated the fees and expenses of other comparable funds that MFS and Aberdeen had deemed relevant in the context of the broader Transaction and as provided in response to the Trustees’ information request in advance of the Contract Review Meeting.

The Trustees also noted that while the Combined Funds, as closed-end funds, would not present the opportunity for economies of scale on their own, Aberdeen’s large platform presented opportunities for the Combined Funds to receive the benefits of economies of scale through Aberdeen’s relationships with service providers and other operational efficiencies. Although there are no breakpoints proposed in the advisory fee rate for MMT, the Trustees also noted Aberdeen’s representation that it would attempt to achieve economies of scale through relationships with brokers, administrative systems and other efficiencies. The Trustees considered the ways in which Aberdeen may be able to achieve economies of scale for the Combined Funds, but noted that there can be no assurances that economies of scale will be achieved by Aberdeen. Under the circumstances, the Board concluded that the proposed advisory fee for each Combined Fund is not excessive and that the advisory fee structure is appropriate.

Profitability

The Trustees also considered information prepared by Aberdeen relating to Aberdeen’s costs and profits with respect to the Combined Funds as well as Aberdeen’s methodologies used to determine and allocate costs to the Combined Funds. The Trustees further noted the pro forma nature of the profitability information presented and that it was not possible to predict with certainty how Aberdeen’s profitability actually would be affected by becoming the investment adviser to each Combined Fund but that they had been satisfied, based on their review of the projected profitability of Aberdeen, that the profitability from its relationship with each Combined Fund would not be excessive.

Other Benefits to Aberdeen

The Trustees considered so-called “fall-out benefits” to Aberdeen such as reputational value derived from serving as investment manager to the Combined Funds; the benefits from allocation of Combined Fund brokerage to improve trading efficiencies; and the fees that it and/or various affiliates would receive for providing administration and investor relations services and to the Combined Fund, subject to approval by each Combined Fund’s board of trustees. The Trustees considered that Aberdeen does not currently engage in commission sharing arrangements or “soft dollars” and would not do so with respect to their management of the Combined Funds.

The Board concluded that, to the extent Aberdeen or its affiliates derive other benefits from its relationship with the Combined Funds, those benefits are not so significant as to render Aberdeen’s fees excessive.

The Trustees also considered that MFS has a financial interest under the Purchase Agreement in having the Board and shareholders approve the New Management Agreements.

Conclusion

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded to approve the New Management Agreements and recommend to shareholders the approval of each Combined Fund’s New Management Agreement.

EACH TRUST’S BOARD, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE PROPOSAL.

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ITEM 3 — ELECTION OF TRUSTEES

PROPOSAL

To elect Trustees to the Board of Trustees of each Trust as outlined below:

a. For MMT, five (5) Trustees – Christian Pittard, Nancy Yao, C. William Maher, Gordon Baird, and Todd Reit – to be elected by common shareholders of MMT.

b. For MFM, (i) three (3) Trustees – Christian Pittard, Gordon Baird and Todd Reit – to be elected by common and preferred shareholders of MFM, voting together as a single class; and ii) two (2) Trustees – Nancy Yao and C. William Maher – to be elected by preferred shareholders of MFM only, voting as a separate class.

In each case, the new Trustees would take office only if shareholders of the Trust approve Proposal 2 (New Management Agreement Proposal), and subject to certain other conditions as described below.

General

Each Trust’s Board is responsible for the overall management of each Trust, including general supervision and review of each Trust’s investment activities. The Board, in turn, selects the officers of each Trust who are responsible for administering the Trust’s day-to-day operations. Among other things, the Board generally oversees the portfolio management of each Trust and reviews and approves each Trust’s investment management agreement and other principal contracts.

At its December 10, 2025 meeting, the current Board, in reviewing the Transaction and the New Management Agreements, noted that each Trust would likely undergo changes in its day-to-day operations, investment management, and administration, insofar as these functions will be performed by different organizations and personnel, were the Transaction to be completed. In this context, the current Board was informed that a new slate of experienced and qualified Trustees would be proposed for their consideration, to serve each Trust if the Transaction Conditions, in particular approval by shareholders of such Trust of its New Management Agreement, were satisfied and the Transaction were to be completed. The current Board noted these factors as consistent with good governance and that the transition to the New Board was not likely to adversely affect each Trust. They also received and requested information about the Nominees.

The Board also specifically reviewed information about the Nominees and representatives met with the Nominees. They considered their experience and their familiarity with the Aberdeen fund complex, their willingness to serve and the proposed structure of the Board. The current Trustees, including all of the current Independent Trustees, who were present at a meeting held on December 10, 2025, considered and approved the Nominees and recommended that shareholders of each Trust elect the Nominees.

Shareholders are being asked to elect the Nominees to serve as Trustees of each Trust. The Nominees are Christian Pittard, Nancy Yao, C. William Maher, Gordon Baird, and Todd Reit. Mr. Pittard would be considered to be an “interested person” of each Trust after the Transaction as defined in the 1940 Act as a result of his role with an affiliate of Aberdeen.

The common shareholders of MMT will be asked to elect five (5) Trustees for MMT – Christian Pittard, Nancy Yao, C. William Maher, Gordon Baird, and Todd Reit. The common and preferred shareholders of MFM, voting as a single class, will be asked to elect three (3) Trustees for MFM – Christian Pittard, Gordon Baird and Todd Reit. The preferred shareholders of MFM, voting as a separate class, will be asked to elect two (2) Trustees for MFM – Nancy Yao and C. William Maher.

With respect to this New Board Proposal, the New Board would take office for a Trust only if the New Management Agreement Proposal is approved by shareholders of such Trust and other Transaction Conditions are satisfied for such Trust. With respect to Transaction Condition (d), under the terms of the Purchase Agreement, the Proposed Board and Management Changes will not take effect for MMT unless the Reorganizations of MIN and MCR, respectively, with and into MMT have occurred, and the Proposed Board and Management Changes will not take effect for MFM unless the Reorganization of CXE with and into MFM has occurred. If any Transaction Condition is not satisfied for a Trust, the Transaction will not be completed for such Trust, in which case the current Trustees will continue to serve. If, however, all Transaction Conditions are satisfied for a Trust, the Trust may complete the Transaction irrespective of whether the shareholders of the other Trust approve the New Management Agreement Proposal or the New Board Proposal.

Under the provisions of each Trust’s Declaration of Trust, the Trust’s board of trustees is divided into three classes, each having a term of three years. For MMT, the Board has selected and nominated for election by common shareholders, Nancy

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Yao, C. William Maher, Christian Pittard, Todd Reit, Gordon Baird. For MFM, the Board has selected and nominated for election by common and preferred shareholders, voting together as a single class, Christian Pittard, Todd Reit and Gordon Baird. Also for MFM, for election by preferred shareholders only, voting as a separate class, Nancy Yao and C. William Maher. If elected, the Nominees will each serve as Trustees for a term that will commence on the Closing Date and expire at the applicable Trust’s annual meeting of shareholders (or special meeting in lieu thereof) in 2026, 2027 or 2028, as indicated below, in each case to hold office until his or her successor is elected and qualified.

The following table summarizes the Nominees who will stand for election at the Special Meeting, the respective classes of Trustees to which they have been designated and the expiration of their respective terms if elected:

MMT Trustee Classification and Term
Trustee Nominee	Expiration of Term if Elected[1]
Gordon Baird	2026
C. William Maher	2027
Christian Pittard[2]	2027
Todd Reit	2028
Nancy Yao	2028

1 For each Nominee, the term will expire upon the election and qualification of their successor at the annual meeting of shareholders held during the fiscal year ended October 31 of the year indicated.

2 Would be deemed to be an “interested person” of the Trust within the meaning of the 1940 Act, which is the principal federal law governing investment companies like the Trusts, as a result of holding a position with an affiliate of Aberdeen.

MFM Trustee Classification and Term
Trustee Nominee	Expiration of Term if Elected[1]
Gordon Baird	2026
C. William Maher[2]	2026
Christian Pittard[3]	2027
Todd Reit	2028
Nancy Yao[2]	2026

1 For each Nominee, the term will expire upon the election and qualification of their successor at the annual meeting of shareholders held during the fiscal year ended October 31 of the year indicated.

2 To be elected by preferred shareholders only, voting as a separate class.

3 Would be deemed to be an “interested person” of the Trust within the meaning of the 1940 Act, which is the principal federal law governing investment companies like the Trusts, as a result of holding a position with an affiliate of Aberdeen.

Required Vote for MMT.  Provided that a quorum is present at the Special Meeting, the election of Nancy Yao, C. William Maher, Christian Pittard, Gordon Baird, and Todd Reit will require the affirmative vote of a plurality of all common shareholder votes entitled to be cast.

MMT Election of Trustees
Common Shares
Trustee Nominee	Nancy Yao C. William Maher Christian Pittard Todd Reit Gordon Baird
Vote Requirement	Plurality of Common Share votes cast
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Required Vote for MFM. The preferred shareholders of MFM have the exclusive right to separately elect two Trustees (the “Preferred Share Trustees”), in addition to the right to vote for the remaining Trustees together with the holders of the Common Shares. The Preferred Share Trustee nominees are Nancy Yao and C. William Maher. Provided that a quorum is present at the Special Meeting, the election of Christian Pittard, Gordon Baird and Todd Reit will require the affirmative vote of a plurality of all common shareholder and preferred shareholder votes entitled to be cast, and the election of Nancy Yao and C. William Maher will require the affirmative vote of a plurality of all preferred shareholder votes entitled to be cast.

MFM Election of Trustees
Trustee Nominees	Common Shares and Preferred Shares	Preferred Shares
	Christian Pittard Gordon Baird Todd Reit	Nancy Yao C. William Maher
Vote Requirement	Plurality of Common and Preferred Share votes cast	Plurality of Preferred Share votes cast

A vote decided by a plurality of the votes cast means that the winning nominee only needs to get more votes than any competing nominee. A Trustee that runs unopposed only needs one vote to be elected, so an “against” vote or vote that is withheld (including broker non-votes) will not impact the election of a Trustee.

For information on the Nominees, please see the “Information on the Nominees” section below in this Proxy Statement.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NEW TRUSTEE NOMINEES

Information on the Nominees and the Current Trustees

The Nominees are Christian Pittard, Nancy Yao, C. William Maher, Gordon Baird, and Todd Reit. Each Nominee has agreed to serve as a Trustee of each Trust if elected. The Board recommends that you vote in favor of their election. It is intended that, absent contrary instructions, proxies will be voted in favor of electing Christian Pittard, Nancy Yao, C. William Maher, Gordon Baird, and Todd Reit. If, before the election, any nominee refuses or is unable to serve, proxies will be voted for a replacement nominee designated by each Trust’s current Trustees.

In accordance with the Board’s policies and responsibilities, the Trustees, based on the recommendation of the Independent Trustees, nominated each Board nominee at the December 10, 2025 Board meeting. The following provides an overview of the Board’s process for identifying individuals for the pool from which trustee candidates are ultimately selected and the considerations that led the Board to conclude that each Nominee should serve as a Trustee of the Trusts. As part of this process, the Board works with the Nomination and Compensation Committee, which recommends qualified trustee candidates to the Board in the event that a position is vacated or created. Because the Trustees believe that a well-balanced and qualified board is an important component of a strong governance structure, the Board is committed to actively seeking individuals with diverse backgrounds, experience and perspectives, including women and underrepresented minority candidates, for the pool from which trustee candidates are selected. Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other Trustees; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; (iv) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills, experience, and perspectives on the Board; and (v) the individual’s experience, if any, serving on the boards of funds for which Aberdeen or its affiliates provide advisory services and, accordingly, the individual’s familiarity with the investment philosophy, capabilities, personnel and ethics of Aberdeen and its affiliates.

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Nominees’ Biographical Information

Information about the Nominees as of October 31, 2025, is listed below, including their principal occupations during the past five years (their titles may have varied during that period). The address of each Nominee is c/o Aberdeen, 1900 Market Street, Suite 200 Philadelphia, PA 19103.

Name, Year of Birth	Position(s) to be Held With Trust	Principal Occupations During The Past Five Years	Number of Portfolios in the Pre-Transaction Aberdeen Fund Complex(1) Overseen	Other Directorships During the Past Five Years

INTERESTED TRUSTEE NOMINEE

Christian Pittard(2) Year of Birth: 1973	Trustee	Mr. Pittard is Head of Closed End Funds for Aberdeen and is responsible for the US and UK business. Aberdeen is currently the 5th largest listed Closed-End Fund manager in the world. He is also a Managing Director of Corporate Finance having done a significant number of closed end fund transactions in the US and UK since joining Aberdeen in 1999. Previously he was Head of the Americas and the North American Funds business based for Aberdeen in the US.	12 registrants consisting of 12 portfolios	N/A

INDEPENDENT TRUSTEE NOMINEES

Todd Reit Year of Birth: 1968	Trustee and Chair of the Board	Mr. Reit is a Managing Member of Cross Brook Partners LLC, a real estate investment and management company since 2017. Mr. Reit is also Director and Financial Officer of Shelter Our Soldiers, a charity to support military veterans, since 2016. Mr. Reit was formerly a Managing Director and Global Head of Asset Management Investment Banking for UBS AG, where he was responsible for overseeing all the bank’s asset management client relationships globally, including all corporate security transactions, mergers and acquisitions. Mr. Reit retired from UBS in 2017 after an over 25-year career at the company and its predecessor company, PaineWebber Incorporated (merged with UBS AG in 2000).	10 registrants consisting of 10 portfolios	N/A

Nancy Yao Year of Birth: 1972	Trustee	Ms. Yao has over 25 years of Asia, finance, and governance experience in for profit and non-profit organizations, including Goldman Sachs, CFRA and Yale-China Association. Ms. Yao is an assistant professor adjunct at Yale University where she teaches financial accounting and governance. Ms. Yao is a board member of the National Committee on U.S.-China Relations and a member of the Council on Foreign Relations. She also serves as an assistant dean at the David Geffen School of Drama at Yale. She received her MBA from the Yale School of Management and her AB in Diplomacy and World Affairs at Occidental College.	8 registrants consisting of 8 portfolios	N/A

C. William Maher Year of Birth: 1961	Trustee	Mr. Maher is a Co-founder of Asymmetric Capital Management LLC from May 2018 to September 2020. Formerly Chief Executive Officer of Santa Barbara Tax Products	7 registrants consisting of 7 portfolios	N/A
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Name, Year of Birth	Position(s) to be Held With Trust	Principal Occupations During The Past Five Years	Number of Portfolios in the Pre-Transaction Aberdeen Fund Complex(1) Overseen	Other Directorships During the Past Five Years
Group from October 2014 to April 2016. Previously, he held senior financial leadership positions as CFO for SBTPG CFO and Managing Director at LPL Financial, CFO and Managing Director at Nicholas Applegate Capital Management and CFO at Mitchell Hutchins Asset Management.

Gordon Baird Year of Birth: 1968	Trustee	Mr. Baird is the president and Chief Executive Officer of Nexos Technologies Inc. from 2019 to present. Mr. Baird is also a Partner for Orbit Financial Holding LP from July 2017 to present. Mr. Baird is also the founder and Managing Partner of G.A. Baird Partners & Co from 2015 to present. Mr. Baird was the Chief Executive Officer of Independence Bancshares, Inc. from 2013 to 2015 and an Operating Advisor to Thomas H. Lee Partners L.P. in 2011 and 2012. From 2003 to 2011, Mr. Baird was Chief Executive Officer of Paramax Capital Partners LLC. Prior to 2003, Mr. Baird was a Director at Citigroup Global Markets, Inc., an investment analyst at State Street Bank and Trust Company and real estate analyst at John Hancock Real Estate Finance Inc.	1 Registrant consisting of 1 Portfolio	N/A

(1)	As of the date of this Proxy Statement, the “Aberdeen Fund Complex” has a total of 17 Registrants with each Nominee serving on the number of Registrants listed. Each Registrant in the Fund Complex has one Portfolio except for two Registrants that are open-end Funds, abrdn Funds and abrdn ETFs, which each have multiple portfolios. The Registrants in the Fund Complex are abrdn Income Credit Strategies Fund, abrdn Asia-Pacific Income Fund, Inc., abrdn Global Income Fund, Inc., abrdn Australia Equity Fund, Inc., abrdn Emerging Markets ex-China Fund, Inc., The India Fund, Inc., abrdn Global Dynamic Dividend Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Global Infrastructure Income Fund, abrdn National Municipal Income Fund, abrdn Healthcare Investors, abrdn Life Sciences Investors, abrdn Healthcare Opportunities Fund, abrdn World Healthcare Fund, abrdn Funds (which consists of 17 portfolios) and abrdn ETFs (which consists of 3 portfolios).

(2)	Would be deemed to be an “interested person” of the Trust within the meaning of the 1940 Act, which is the principal federal law governing investment companies like the Trusts, as a result of holding a position with an affiliate of Aberdeen.

Nominees’ Experience, Qualification, and Skills

In respect of each Nominee, the individual’s substantial professional accomplishments and prior experience, were a significant factor in the determination that the individual should serve as a Trustee of the Trusts. The following is a summary of each Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board:

Interested Trustee Nominee:

Christian Pittard

Mr. Pittard is Head of Closed End Funds for Aberdeen and is responsible for the US and UK business. He is also a Managing Director of Corporate Finance having done a significant number of closed end fund transactions in the US and UK since joining Aberdeen in 1999. Previously, he was Head of the Americas and the North American Funds business based in the US.

Independent Trustee Nominees:

Todd Reit

Mr. Reit is a Managing Member of Cross Brook Partners LLC, a real estate investment and management company since 2017. Mr. Reit is also Director and Financial Officer of Shelter Our Soldiers, a charity to support military veterans, since 2016. Mr. Reit was formerly a Managing Director and Global Head of Asset Management Investment Banking for

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UBS AG, where he was responsible for overseeing all the bank’s asset management client relationships globally, including all corporate security transactions, mergers and acquisitions. Mr. Reit retired from UBS in 2017 after an over 25-year career at the company and its predecessor company, PaineWebber Incorporated (merged with UBS AG in 2000).

Nancy Yao

Ms. Yao is an assistant professor adjunct and assistant dean at the David Geffen School of Drama at Yale University where she teaches financial accounting and governance to graduate students. Ms. Yao has over 25 years of Asia, finance, and governance experience in for profit and non-profit entities, such as Goldman Sachs, Yale-China Association, and CFRA. She is a board member of the National Committee on U.S.-China Relations and a member of the Council on Foreign Relations. She received her MBA from the Yale School of Management and her AB in Diplomacy and World Affairs at Occidental College.

C. William Maher

Mr. Maher is a Co-founder of Asymmetric Capital Management LLC since May 2018. Formerly Chief Executive Officer of Santa Barbara Tax Products Group from October 2014 to April 2016.

Gordon Baird

Mr. Baird is the president and Chief Executive Officer of Nexos Technologies Inc. from 2019 to present. Mr. Baird is also the founder and Managing Partner of G.A. Baird Partners & Co from 2015 to present. Mr. Baird was the Chief Executive Officer of Independence Bancshares, Inc. from 2013 to 2015 and an Operating Advisor to Thomas H. Lee Partners L.P. in 2011 and 2012. From 2003 to 2011, Mr. Baird was Chief Executive Officer of Paramax Capital Partners LLC. Prior to 2003, Mr. Baird was a Director at Citigroup Global Markets, Inc., an investment analyst at State Street Bank and Trust Company and real estate analyst at John Hancock Real Estate Finance Inc.

Current Trustees’ Experience, Qualification, and Skills

The biographies and relevant qualifications of the current Trustees are attached as Appendix D to this Proxy Statement.

Share Ownership

Information relating to the dollar range of equity securities owned by the Nominees and current Trustees as of October 31, 2025 is attached as Appendix E to this Proxy Statement. As of October 31, 2025, the Trustees and Officers of each Trust as a group owned [less than 1% of the outstanding shares of any Trust]. To the knowledge of each Trust’s management, as of October 31, 2025, the Nominees and the officers expected to be elected or appointed by the New Board owned as a group less than 1% of the outstanding shares of any Trust.

Trustee Compensation

None of the Nominees have served as a Trustee of the Trusts. Therefore, none of the Nominees have received any compensation from the Trusts. Each Nominee who takes office with the New Board, with the exception of Mr. Pittard, will be paid by the Trusts for his or her services as an Independent Trustee. If the Nominees are elected and take office, the New Board may establish a new compensation schedule for its Independent Trustees. The new compensation schedule for the Nominees may take into account their services provided to other funds in the Aberdeen Fund Complex, if any. The Trusts will not pay any compensation to an Interested Trustee.

Information regarding cash compensation paid to the current Trustees for the fiscal year ended [October 31, 2025] is attached as Appendix F to this Proxy Statement.

Board Structure, Leadership and Oversight

The current Board of Trustees which oversees each Trust provides broad supervision over the affairs of each Trust. A description of the current Board leadership structure and the Board’s Committees appears in Appendix G.

If elected, and if the Transaction is completed, the New Board would be composed of five Trustees. Four of the five Trustees would be independent. The Nominees believe that the proposed size of the New Board is conducive to Board interaction, dialogue, and debate, resulting in an effective decision-making body. The New Board is comprised of Trustees with a variety of professional backgrounds. The New Board believes that the skill sets of its members are complementary and add to the overall effectiveness of the New Board. In addition to four regularly scheduled meetings per year, the New Board expects to hold

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special meetings either in person or via telephone to discuss specific matters that may require consideration prior to the next regular meeting. The New Board expects to establish in connection with the Fund, several standing committees to assist the New Board in performing its oversight responsibilities (as further described below), and each such committee would have a chairperson. The New Board may also designate working groups or ad hoc committees as it deems appropriate.

Board Chair. The New Board expects to appoint Mr. Reit, an Independent Trustee, to serve in the role of Chair. The Chair’s primary role would be to participate in the preparation of the agenda for meetings of the New Board and the identification of information to be presented to the New Board with respect to matters to be acted upon by the New Board. The Chair would also preside at all meetings of the New Board and between meetings generally acts as a liaison with the Fund’s service providers, officers, legal counsel, and the other Trustees. The Chair would also be expected to perform such other functions as may be requested by the New Board from time to time.

The New Board also believes that having a super-majority of Independent Trustees would be appropriate and would be in the best interest of the Fund’s shareholders. Nevertheless, the New Board also believes that having an interested person serve on the New Board would likely bring corporate and financial viewpoints that generally are, in the New Board’s view, crucial elements in its decision-making process. It is anticipated that the leadership structure of the New Board may be changed at any time and in the discretion of the New Board, including in response to changes in circumstances or the characteristics of the Fund.

Board Committees. If the New Board is approved, it is anticipated that the New Board will establish the following standing committees:

Audit Committee. The Audit Committee is expected to be composed entirely of Independent Trustees who also meet the standards of independence for audit committee members set forth in the listing standards of the NYSE and NYSE American; its members are expected to be Ms. Yao, Mr. Baird, Mr. Maher (Chair), and Mr. Reit. Mr. Maher is expected to be determined by the New Board to be an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K. The Audit Committee will make recommendations to the New Board concerning the selection of the Fund’s independent registered public accounting firm based on discussion and review of any necessary disclosures pertaining to the accounting firm’s independence, review with such independent registered public accounting firm the scope and results of the Fund’s annual audit and consider any comments that the independent registered public accounting firm may have regarding the Fund’s financial statements, accounting records or internal controls.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is expected to be composed entirely of Independent Trustees; its members are expected to be Ms. Yao, Mr. Baird, Mr. Maher, and Mr. Reit (Chair), all of whom meet the independence requirements set forth in the listing standards of the NYSE and NYSE American. The Nominating and Corporate Governance Committee will recommend nominations for membership on the New Board and reviews and evaluates the effectiveness of the New Board in its role in governing the Fund and overseeing the management of the Fund. It evaluates candidates’ qualifications for New Board membership and, with respect to nominees for positions as Independent Trustees, their independence from the Investment Adviser, and other principal service providers. The Nominating and Corporate Governance Committee will generally meet at least twice annually and make its recommendations regarding nominees for trustee to the New Board. The Nominating and Corporate Governance Committee periodically reviews trustee compensation and will recommend any appropriate changes to the Board. The Nominating and Corporate Governance Committee will also review and may make recommendations to the New Board relating to the effectiveness of the New Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund.

The Nominating and Corporate Governance Committee of the New Board may take into account a wide variety of factors in considering prospective trustee candidates, including (but not limited to): (i) availability (including availability to attend to Board business on short notice) and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) reputation; (v) financial expertise; (vi) the candidate’s ability, judgment and expertise; (vii) overall Board composition along a number of dimensions; and (viii) commitment to the representation of the interests of the Fund and its shareholders. The Nominating and Corporate Governance Committee of the New Board also will consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with the investment adviser or its affiliates, as appropriate. The Nominating and Corporate Governance Committee of the New Board will consider potential trustee candidates, if any, recommended by Fund shareholders provided that the proposed candidates: (i) satisfy any minimum qualifications of the Fund for its trustees; (ii) are not “interested persons” of the Fund, as that term is defined in the 1940 Act; and (iii) are “independent” as defined in the listing standards of any exchange on which the Fund’s shares are listed.

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When considering a candidate the Committee generally considers the manner in which each candidate’s leadership, independence, interpersonal skills, financial acumen, integrity and professional ethics, educational and professional background, prior trustee or executive experience, industry knowledge, business judgment and specific experiences or expertise would complement or benefit the Board and, as a whole, contribute to the ability of the Board to oversee the Fund. The Committee may also consider other factors or attributes as it may determine appropriate in its judgment. The Committee believes that the significance of each candidate’s background, experience, qualifications, attributes or skills must be considered in the context of the New Board as a whole.

The Board elects and appoints officers of the Trusts to oversee the Trusts’ daily affairs. It is expected that if the Transaction is completed, a new slate of officers will be elected and appointed by the New Board. Information about the current officers of each Trust and the officers expected to be elected or appointed by the New Board is attached as Appendix H to this Proxy Statement.

Information about each Trust, including information about its investment adviser and administrator, independent registered public accounting firm, executive officers, and the interests of certain persons, appears under “Trust Information” below.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS OF EACH TRUST VOTE TO ELECT EACH OF THE NOMINEES AS A TRUSTEE OF EACH TRUST.

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Trust Information

This section provides certain information about each Trust, including information about its investment adviser and administrator, independent registered public accounting firm, executive officers and the identity of persons holding more than 5% of the outstanding shares of any class of any Trust.

Investment Adviser and Administrator

Each Trust currently engages as its investment adviser and administrator, MFS, a Delaware corporation with offices at 111 Huntington Avenue, Boston, Massachusetts 02199. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

Independent Registered Public Accounting Firm

The Independent Registered Public Accounting Firm and fiscal year end for each Trust are listed below:

Trust	Independent Registered Public Accounting Firm	Fiscal Year End
MFS Multimarket Income Trust	E&Y	October 31
MFS Municipal Income Trust	Deloitte	October 31

If the Transaction is consummated, it is anticipated that KPMG LLP will replace Ernst & Young LLP as auditor of MMT and will replace Deloitte & Touche LLP as auditor of MFM.

The Independent Registered Public Accounting Firm has no direct or indirect material interest in a Trust.

Representatives of the applicable Independent Registered Public Accounting Firm are not expected to be present at the Special Meeting, but they will have the opportunity to make a statement if they wish, and they will be available should any matter arise requiring their presence.

Each Trust’s Audit Committee submitted the following statement to be included in this Proxy Statement:

The Audit Committee reviewed and discussed the audited financial statements with Trust management. The Audit Committee also discussed with the independent public accounting firm the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. The Audit Committee received the written disclosures and the letter from the independent public accounting firm required by the PCAOB regarding the independent public accounting firm’s communications with the Audit Committee regarding independence, and discussed with the independent public accounting firm its independence.

Based on this review and the review of other information and these and other discussions, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Trust’s annual report to shareholders for the Trust’s 2024 fiscal year for filing with the SEC.

The members of each Trust’s current Audit Committee are: Steven E. Buller, John A. Caroselli, Peter D. Jones, Clarence Otis, Jr., and Darrell A. Williams.

To the extent required by applicable regulations, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered by the Independent Registered Public Accounting Firm to each Trust and all permissible non-audit services rendered by the Independent Registered Public Accounting Firm to MFS and any entity controlling, controlled by or under common control with MFS that provides ongoing services to a Trust (including MFS Service Center, Inc.) (each, a “Service Affiliate”) if the services relate directly to the operations and financial reporting of such Trust. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

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Appendix I attached hereto includes tables that set forth for each Trust’s two most recent fiscal years, the fees billed by each Trust’s Independent Registered Public Accounting Firm for (a) all audit and non-audit services provided directly to the Trust and (b) those non-audit services provided to each Trust’s Service Affiliates that relate directly to the Trust’s operations and financial reporting under the following captions:

(i)	Audit Fees — fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

(ii)	Audit-Related Fees — fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares, as applicable), attestation reports, comfort letters and internal control reviews.

(iii)	Tax Fees — fees associated with tax compliance, tax advice and tax planning, including services relating to the regulated investment company qualification reviews and tax distribution and analysis reviews.

(iv)	All Other Fees — fees for products and services provided to a Trust by the Independent Registered Public Accounting Firm other than those reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees.”

Appendix I attached hereto also sets forth the aggregate fees billed by each Independent Registered Public Accounting Firm for each Trust’s two most recent fiscal years for non-audit services rendered to each Trust and each Trust’s Service Affiliates.

The Audit Committee has considered whether the provision by each Trust’s Independent Registered Public Accounting Firm of non-audit services to each Trust’s Service Affiliates that were not pre-approved by the Audit Committee because such services did not relate directly to the operations and financial reporting of each Trust was compatible with maintaining the independence of the Independent Registered Public Accounting Firm as each Trust’s principal auditor.

Interests of Certain Persons

Appendix J attached hereto sets forth, as of November 14, 2025, to the best knowledge of each Trust, the shareholders who beneficially owned more than 5% of the outstanding shares of any class of such Trust or more than 5% of the outstanding shares of any class of a Target Fund.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934 require certain reporting persons to file reports of ownership and changes in ownership with the SEC and the NYSE. Such persons are required by SEC regulations to furnish each Trust with copies of all Section 16(a) forms they file in relation to that Trust. Based solely on its review of the copies of such reports received by it, or written representations from certain reporting persons, each Trust believes all Section 16(a) transactions were reported on a timely basis, except a late filing of Form 3 was made on behalf of Kasey Phillips (Treasurer) in connection with her appointment as Treasurer of the Trusts due to an administrative oversight by the Trusts’ administrator. Ms. Phillips did not own shares of the Trusts, and the late filing noted did not involve a failure to report trading in the Trusts’ shares.

Shareholder Communications with the Board of Trustees

The Board of Trustees of each Trust has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board of Trustees, [Name of Trust], Massachusetts Financial Services Company, 111 Huntington Avenue, Boston, Massachusetts 02199, Attention: Secretary of the Trust. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the Trust to which they relate and (iii) identify the class and number of shares held by the shareholder. The Secretary is responsible for reviewing all properly submitted shareholder communications. The Secretary shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Chair of the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because it is ministerial in nature (such as a request for Trust literature, share data or financial information). The Secretary may in such cases forward the communication to the appropriate party or parties at MFS. These procedures do not apply to (i) any communication from an officer or Trustee of the Trust, (ii) any communication from an employee or agent of the Trust, unless such communication is

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made solely in such employee’s or agent’s capacity as a shareholder or (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or any communication made in connection with such a proposal. Each Trust’s Trustees are not required to attend the Trust’s shareholder Meetings or to otherwise make themselves available to shareholders for communications, other than pursuant to the aforementioned procedures. The Trustees did not attend the 2025 Annual Meeting of Shareholders.

Each Trust’s Declaration of Trust currently provides that the Trust will indemnify its Trustees and Officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is finally adjudicated or, in case of a settlement, it has been determined by Trustees not involved in the matter or independent legal counsel, that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that they engaged in willful misfeasance or acted with bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

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Further Information about Voting and the Special Meeting

Manner of Voting Proxies

All proxies received by management will be voted on all matters presented at the Special Meeting, and if not limited to the contrary, will be voted “FOR” the election of Christian Pittard, Nancy Yao, C. William Maher, Gordon Baird, and Todd Reit as Trustees of the Trust (if still available for election).

[[All proxies received, including proxies that reflect (i) broker non-votes (i.e., shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owners or the persons entitled to vote, and (b) the broker or nominee does not have discretionary voting power on a particular matter), (ii) abstentions or (iii) the withholding of authority to vote for a nominee for election as Trustee, will be counted as shares that are present on a particular matter for purposes of determining the presence of a quorum for that matter, but will not be treated as votes cast. Thirty percent (30%) of the outstanding shares of MMT and MFM entitled to be cast at the Special Meeting that are present in person or represented by proxy constitutes a quorum. With respect to the election of Nancy Yao and C. William Maher as Trustees of MFM, a quorum also requires thirty percent (30%) of each Trust’s outstanding preferred shares entitled to vote at the Special Meeting present in person or by proxy. With respect to the election of Trustees, other than the election of Nancy Yao and C. William Maher as Trustees of MFM, neither broker non-votes nor abstentions nor withholding authority to vote have any effect on the outcome of the voting (except to the extent they cause a quorum to be present). With respect to the election of Nancy Yao and C. William Maher of MFM, broker non-votes, abstentions and withholding authority to vote have the effect of a vote against their elections as Trustees. For the Share Issuance Proposals (Proposal 1) and the New Management Agreement Proposal (Proposal 2), broker non-votes, abstentions and withholding authority to vote will have the effect of a vote against each such proposal.]]

Each shareholder of a Trust is entitled to one vote for each share of the Trust that such shareholder owns at the close of business on December 11, 2025, on each matter on which the shareholder is entitled to vote. Each fractional share is entitled to a proportionate fractional vote.

Aberdeen will reimburse the record holders of its shares for their reasonable expenses incurred in sending proxy material to and obtaining voting instructions from beneficial owners.

Each Trust knows of no other matters to be brought before the Special Meeting. If, however, because of any unexpected occurrence, any nominee is not available for election or if any other matters properly come before the Special Meeting, it is each Trust’s intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

Vote Required

Shareholders of each Trust are being asked to approve their Share Issuance Proposal. The Trusts’ organizational documents and applicable law do not require any shareholder vote in connection with the issuance of shares contemplated in the Share Issuance Proposal. However, pursuant to Sections 312.03 and 312.07 of the NYSE Listed Company Manual, each Share Issuance Proposal will require the affirmative vote of “a majority of votes cast.” For MFM, common and preferred shareholders will vote together on the Share Issuance Proposal as a single class. Common shareholders of MMT will vote on their Share Issuance Proposal as a separate class.

Shareholders of each Trust are also being asked to approve the New Management Agreement Proposal. Approval of the New Management Agreement Proposal by each Trust will require the affirmative vote of a “majority of the outstanding voting securities” of such Trust as defined in the 1940 Act. This means the lesser of (1) 67% or more of the shares of the Trust present at the Special Meeting if more than 50% of the outstanding shares of the Trust are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Trust. For MFM, the common shareholders and preferred shareholders will vote together as a single class on the New Management Agreement Proposal. Common shareholders of MMT will vote together as a separate class on the New Management Agreement Proposal.

Shareholders of each Trust are also being asked to approve the New Board Proposal. Provided that a quorum is present at the Special Meeting, the election of Nancy Yao, C. William Maher, Christian Pittard, Gordon Baird, and Todd Reit as Trustees of MMT will require the affirmative vote of a plurality of all common shareholder votes entitled to be cast. Provided that a quorum is present at the Special Meeting, the election of Christian Pittard, Gordon Baird and Todd Reit as Trustees of MFM will require the affirmative vote of a plurality of all common shareholder and preferred shareholder votes entitled to be cast, and the election of Nancy Yao and C. William Maher as Trustees of MFM will require the affirmative vote of a plurality of all preferred shareholder votes entitled to be cast.

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If common shareholders and preferred shareholders, as applicable, of MMT or MFM do not approve the Taxable Fund Proposal and Municipal Fund Proposal, respectively, the applicable Reorganization will not occur and the applicable Common Merger Shares will not be issued, except that CIF’s reorganization with and into MMT may be consummated without the approval of the Share Issuance Proposal by MMT’s shareholders so long as the number of such Common Merger Shares issued in connection with such reorganization is less than 20 percent of the number of MMT common shares outstanding before such issuance. If the applicable Share Issuance Proposal is not approved by shareholders of a Trust, the Board may take such actions as it deems in the best interests of the applicable Trust, including conducting additional solicitations with respect to the Share Issuance Proposal or continuing to operate such Trust without conducting the applicable Reorganizations. If shareholders of a Trust approve the Share Issuance Proposal, but do not approve its New Management Agreement or its New Board, the applicable Reorganizations may be consummated, but MFS will continue to serve as the investment adviser to the Combined Fund and the current Board of Trustees will continue to oversee the Combined Fund. If some Reorganizations are not consummated, the applicable Target Funds will continue to exist and operate as separate funds, and the Board of each such Target Fund will consider such alternatives as it determines to be in the best interests of such Target Fund’s shareholders. For the avoidance of doubt, the Share Issuance Proposal can be approved by shareholders of the Trusts, and the Reorganizations can be consummated, independently of whether the Transaction is completed. If the Share Issuance Proposal is not approved by shareholders of a Trust, the Board may take such actions as it deems in the best interests of the applicable Trust, including conducting additional solicitations with respect to the Share Issuance Proposal or continuing to operate such Trust without conducting the applicable Reorganizations.

If any Transaction Condition is not satisfied for a Trust, the Transaction will not be completed for such Trust, in which case MFS will continue to serve as such Trust’s investment adviser, and the current Trustees will continue to serve as such Trust’s Board. If, however, all Transaction Conditions are satisfied for a Trust, the Trust may complete the Transaction irrespective of whether the shareholders of the other Trust approve the New Management Agreement Proposal or the New Board Proposal. If a Transaction Condition is not satisfied for a Trust, the Board may take such action as it deems in the best interests of the applicable Trust, including conducting additional solicitations with respect to the Proposals or continuing to operate such Trust without conducting the applicable Transaction.

Instructions for Voting Proxies

The giving of a proxy will not affect a shareholder’s right to vote in person should the shareholder decide to attend the Special Meeting. To vote by mail, please mark, sign, date and return the enclosed proxy card following the instructions printed on the card. Please refer to your proxy card for instructions for voting by telephone or internet.

[To revoke a proxy, you must submit a written notice of revocation or later dated proxy to the applicable Trust, or attend the Special Meeting and vote, in all cases before the proxy is exercised at the Special Meeting. Merely attending the Special Meeting, however, will not revoke a previously executed proxy. If you hold shares through a financial intermediary, please consult your financial intermediary regarding your ability to revoke voting instructions after you have provided them.]

Submission of Proposals

Proposals of shareholders which are intended to be included in the Trust’s Proxy Statement and presented at the 2026 Annual Meeting of Shareholders must be received by the Secretary of the Trust, at the Trusts’ principal office at 111 Huntington Avenue, Boston, Massachusetts, 02199, on or prior to April 24, 2026 for MMT and MFM. The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws.

A shareholder who wishes to make a proposal at the 2026 Annual Meeting of Shareholders without including the proposal in the Trust’s Proxy Statement must ensure that the proposal is received by the Secretary of the Trust in good order and in compliance with all applicable legal requirements and requirements set forth in the Trust’s By-Laws and Declaration of Trust between May 24, 2026 and July 8, 2026, for MMT and MFM at the Trust’s principal office at 111 Huntington Avenue, Boston, Massachusetts, 02199. The persons named as proxies for the 2026 Annual Meeting of Shareholders will have discretionary authority to vote on all matters presented at the meeting consistent with the SEC’s proxy rules.

Other Business

The Trustees know of no matters other than those described in this proxy statement to be brought before the Special Meeting.

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Additional Information

The Special Meeting of shareholders of each Trust is called to be held at the same time as the Special Meetings of shareholders of each of the other Trusts. It is anticipated that all Special Meetings will be held at the same time and location.

If any shareholder at the Special Meeting objects to the holding of a simultaneous Special Meeting and moves for an adjournment of the Special Meeting to a time promptly after the simultaneous Special Meetings, the persons named as proxies will vote in favor of such adjournment.

In the event that a quorum is not present for purposes of acting on the proposal, or if sufficient votes on the proposal set forth in the Notice of Special Meeting of Shareholders are not received by the time of the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting or postponements from time to time, with no other notice than an announcement at the Special Meeting, in order to permit further solicitation of proxies for the proposal. Any adjournment will require the affirmative vote of a majority of the votes properly cast on the question in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of such adjournment and will vote against any such adjournment all other proxies. Aberdeen pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient votes in accordance with the Trustees’ recommendations have been received by the time of the Special Meeting may be acted upon and considered final regardless of whether the Special Meeting is adjourned to permit additional solicitation with respect to any other proposal.

As part of our effort to maintain a safe and healthy environment at the Special Meeting, each Trust and the Trustees monitor statements issued by the Centers for Disease Control and Prevention (www.cdc.gov). For that reason, the Trustees reserve the right to reconsider the date, time and/or means of convening each Trust’s meeting. Subject to any restrictions imposed by applicable law, the Trustees may choose to conduct the meeting solely by means of remote communications, or may hold a “hybrid” meeting where some participants attend in person and others attend by means of remote communications. If the Trustees choose to change the date, time and/or means of convening a Trust’s meeting, the Trust will announce the decision to do so in advance, and details on how to participate will be issued by press release and filed with the SEC as additional proxy material.

Annual reports will be sent to shareholders of record of each Trust following each Trust’s fiscal year end. A copy of each Trust’s most recent annual report and semi-annual report may be obtained without charge at closedendfunds.mfs.com or by contacting Computershare, each Trust’s transfer and shareholder servicing agent, 150 Royall Street, Canton, Massachusetts, 02021, or by telephoning toll-free (800) 637-2304 or by email at mfs@computershare.com.

Unless a Trust receives contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more shareholders share that address. If you need a proxy card or additional copies of this Proxy Statement and you are the holder of record of your shares, please contact EQ Fund Solutions at (800) 848-3402, or at https://vote.proxyonline.com/MFS/docs/proxy.pdf. If your shares are held in broker street name, please contact your financial intermediary to obtain a voting instruction form or additional copies of this Proxy Statement. A copy of this Proxy Statement is also available at www.mfs.com.

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IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

January [ ], 2026	MFS® MULTIMARKET INCOME TRUST
MFS® MUNICIPAL INCOME TRUST
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Appendix A:     Form of Reorganization Agreement for each Taxable Fund Merger

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of [●], 2025, by and between MFS Multimarket Income Trust, a Massachusetts business trust with its principal place of business at 111 Huntington Avenue, Boston, Massachusetts 02199 (the “Acquiring Fund”), and [MFS Intermediate High Income Fund /MFS Charter Income Trust/MFS Government Markets Income Trust/MFS Intermediate Income Trust], a Massachusetts business trust with its principal place of business at 111 Huntington Avenue, Boston, MA 02199 (the “Acquired Fund” and, together with the Acquiring Fund, the “Funds”).

abrdn Inc., a Delaware corporation registered under the Investment Advisers Act of 1940 and the proposed investment adviser to the Acquiring Fund following the reorganization, (“Aberdeen”) joins this Agreement solely for purposes of Section 4.4, 8.2 and 11, and Massachusetts Financial Services Company, a [●] registered under the Investment Advisers Act of 1940 and the current investment adviser to the Acquired Funds and Acquiring Fund (“MFS”) joins this Agreement solely for purposes of Sections 4.3, 8.2 and 11.

WHEREAS, the reorganization will consist of (i) the transfer of all of the Assets (as defined in Section 1.2) of the Acquired Fund to the Acquiring Fund in exchange for (A) Stock Consideration (as defined in Section 2.3), which shall be comprised of newly issued common shares of beneficial interest of the Acquiring Fund, no par value, (the “Acquiring Fund Shares”) calculated in accordance with Section 2 hereto, and (B) the assumption of all Assumed Liabilities (as defined in Section 1.3) of the Acquired Fund by the Acquiring Fund, and (ii) the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders (as defined below) plus any cash delivered in lieu of fractional Acquiring Fund Shares as part of the complete liquidation of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”); and

WHEREAS, the Acquiring Fund and the Acquired Fund are each closed-end management investment companies registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Acquired Fund owns securities or other instruments which are assets of the character in which the Acquiring Fund is permitted to invest; and

WHEREAS, the Acquiring Fund is authorized to issue its shares of beneficial interest; and

WHEREAS, the Board of Trustees of the Acquiring Fund (the “Acquiring Fund Board”) and the Board of Trustees of the Acquired Fund (the “Acquired Fund Board”) have authorized and approved the Reorganization; and

WHEREAS, each of Aberdeen and MFS have entered into a purchase agreement (the “Purchase Agreement”) pursuant to which Aberdeen, or its affiliate, agreed to acquire, and MFS agreed to sell, certain assets relating to MFS’s business; and

WHEREAS, it is intended that, for federal income tax purposes, (i) the transactions contemplated by this Agreement shall qualify as a “reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) that the Agreement shall constitute a “plan of reorganization” and liquidation for purposes of the Code.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, intending to be legally bound hereby, the parties hereto covenant and agree as follows:

1.	THE REORGANIZATION AND FUND TRANSACTIONS

1.1. The Reorganization.

(a) Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, and in accordance with the laws of the Commonwealth of Massachusetts,

at the Effective Time (as defined in Section 2.5), the Acquired Fund shall assign, deliver and otherwise transfer the Assets (as defined in Section 1.2) to the Acquiring Fund, and the Acquiring Fund shall assume the Assumed Liabilities (as defined in paragraph 1.3) of the Acquired Fund in exchange for the Stock Consideration. At the Effective Time, the Acquiring Fund shall issue Acquiring Fund Shares to the Acquired Fund, which shall transfer such shares to the Acquired Fund Shareholders as hereinafter provided. The number of Acquiring Fund Shares shall be determined as set forth in Section 2.3. [No fractional Acquiring Fund Shares (unless such shares are to be held in a Dividend Reinvestment and Cash Purchase Plan Account) shall be issued and Acquired Fund Shareholders otherwise entitled to receive fractional Acquiring Fund Shares shall be paid cash in lieu thereof, as provided in Section 2.4.]

(b) The Acquired Fund will pay or cause to be paid to the Acquiring Fund interest, cash or such dividends, rights and other payments received for the account of the Acquired Fund on or after the Effective Time with respect to the Assets of the Acquired Fund. Any such distribution shall be deemed included in the Assets transferred to the Acquiring Fund at the Effective Time and shall not be separately valued unless the securities in respect of which such payment is made shall have gone “ex” such distribution prior to the Effective Time, in which case any such distribution which remains unpaid at the Effective Time shall be included in the determination of the value of the Assets of the Acquired Fund acquired by the Acquiring Fund.

(c) The Acquired Fund will, within a reasonable period of time before the Closing Date (as defined in Section 3.1 below), furnish the Acquiring Fund with a list of the Acquired Fund’s portfolio securities and other investments. [The Acquiring Fund will, within a reasonable period of time before the Closing Date, identify the investments, if any, on the Acquired Fund’s portfolio that (by itself or in the aggregate with the investments in the Acquiring Fund’s portfolios) do not conform to the Acquiring Fund’s investment objectives, policies and/or restrictions and will notify the Acquired Fund accordingly] The Acquired Fund will, if reasonably requested by the Acquiring Fund, dispose of such investments as may be difficult or impracticable to transfer.] Notwithstanding the foregoing, nothing herein will require the Acquired Fund to dispose of any portion of its assets if, in the reasonable judgment of the Acquired Fund’s Board of Trustees or investment adviser, such disposition would create more than an insignificant risk that the Reorganization would not be treated as a “reorganization” described in Section 368(a)(1) of the Code or would otherwise not be in the best interests of the Acquired Fund.

1.2. Assets of the Acquired Fund. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property that can legally be transferred, whether accrued or contingent, known or unknown, including, without limitation, all cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund at the Valuation Time (as defined in Section 3.2), books and records of the Acquired Fund (or copies thereof consistent with Rule 31a-3 under the 1940 Act), and any other property owned by the Acquired Fund at the Valuation Time (collectively, the “Assets”). For the avoidance of doubt, the Assets shall not include any assets or property that cannot be transferred to the Acquiring Fund pursuant to applicable law or regulation.

1.3. Liabilities of the Acquired Fund. The Acquired Fund will use commercially reasonable efforts to discharge, or make provisions for, all of its known liabilities and obligations prior to the Effective Time consistent with its obligation to continue its operations and to pursue its investment objective and strategies in accordance with the terms as presented in the Proxy Statement/Prospectus (as defined in Section 5.6) in connection with the Reorganization. To the extent the Acquired Fund is unable to discharge or make provisions for any such liability or obligation prior to the Effective Time, the Acquiring Fund will assume all liabilities of the Acquired Fund whether accrued or contingent, known or unknown (collectively, the “Assumed Liabilities”). At and after the Effective Time, such Assumed Liabilities shall become and be the liabilities of the Acquiring Fund and may be enforced against the Acquiring Fund to the extent as if the same had been incurred by the Acquiring Fund.

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1.4. Distribution of Acquiring Fund Shares to Acquired Fund Shareholders. As soon as is reasonably practicable after receipt from the Acquiring Fund of the Stock Consideration pursuant to Section 1.1, the Acquired Fund will distribute (in accordance with the terms hereof), in complete liquidation of the Acquired Fund, to the record holders of the shares of the Acquired Fund determined as of the Valuation Time (the “Acquired Fund Shareholders”) in such amounts as determined pursuant to the terms hereof and in accordance with such shareholders’ entitlements thereto all the Acquiring Fund Shares and any cash delivered in lieu of fractional Acquiring Fund Shares. The distribution of Acquiring Fund Shares will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders entitled to receive Acquiring Fund Shares. The distribution shall be made to the Acquired Fund Shareholders entitled thereto. Thereafter, all issued and outstanding shares of the Acquired Fund (the “Acquired Fund Shares”) will be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue share certificates representing the Acquiring Fund Shares in connection with such transfer, except for any global certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of the Acquiring Fund Shares.

1.5. Recorded Ownership of Acquiring Fund Shares. Ownership by Acquired Fund Shareholders of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s Transfer Agent at the Closing (as defined below), or as soon thereafter as is reasonably practicable.

1.6. Filing Responsibilities of Acquired Fund. Except as otherwise expressly provided herein or agreed to in writing by the parties prior to the Closing Date (as defined in Section 3.1), any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), the exchange on which the Acquired Fund’s shares are listed, any state securities commission, any state corporate registry, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date, and if applicable, such later date on which the Acquired Fund is dissolved under the laws of the Commonwealth of Massachusetts. Thereafter, any such reporting responsibility of the Acquired Fund shall be the responsibility of the Acquiring Fund.

1.7. Transfer Taxes. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred and any request for such transfer shall be accompanied by proper documentation.

1.8. Termination. Promptly after the distribution of Acquiring Fund Shares pursuant to Section 1.4, the Acquired Fund shall take, in accordance with Massachusetts law, the 1940 Act and the Acquired Fund’s Declaration of Trust, all steps as may be necessary or appropriate to effect a complete deregistration, liquidation, dissolution and termination of the Acquired Fund as soon as reasonably practicable.

2.	VALUATION

2.1. Net Asset Value per Acquired Fund Share. For purposes of the Closing, the net asset value per Acquired Fund Share shall be the net asset value computed as of the Valuation Time in accordance with Section 3.2 , after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Acquired Fund adopted by the Acquired Fund Board. No adjustment shall be made in the net asset value of either the Acquiring Fund or an Acquired Fund to take into account differences in realized and unrealized gains and losses as of the Valuation Time.

2.2. Net Asset Value per Acquiring Fund Share. For purposes of the Closing, the net asset value per Acquiring Fund Share shall be the net asset value computed as of the Valuation Time (in accordance

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with Section 3.2) , after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Acquiring Fund adopted by the Acquiring Fund Board.

2.3. Calculation of Number of Acquiring Fund Shares. As of the Effective Time, each Acquired Fund Share outstanding immediately prior to the Effective Time shall be exchanged for Acquiring Fund Shares in an amount equal to the ratio of the net asset value per share of the Acquired Fund determined in accordance with Section 2.1 to the net asset value per share of the Acquiring Fund determined in accordance with Section 2.2 (“Stock Consideration”).

2.4. Fractional Shares. [No fractional Acquiring Fund Shares will be distributed [(unless such shares are to be held in a Dividend Reinvestment and Cash Purchase Plan Account)]. In the event Acquired Fund Shareholders would be entitled to receive fractional Acquiring Fund Shares, the Acquiring Fund’s transfer agent (the “Transfer Agent”) will aggregate such fractional shares and sell the resulting whole shares on the exchange on which such shares are listed, and each such Acquired Fund Shareholder will be entitled to a pro rata share of the proceeds from such sale in connection with the distribution described in Section 1.4. With respect to the aggregation and sale of fractional Acquiring Fund Shares, the Transfer Agent will transfer the cash proceeds from the sale of such Acquiring Fund Shares, net of brokerage commissions, if any, directly to the Acquired Fund for further distribution to Acquired Fund Shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes)].

2.5. Effective Time. The Reorganization shall be effective immediately prior to the opening of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (as defined in Section 3.1) or any such other date and time as may be mutually agreed upon in writing by the parties hereto (the “Effective Time”).

3.	CLOSING

3.1. Closing. Unless this Agreement is earlier terminated pursuant to Section 9.2, the Reorganization, together with related acts necessary to consummate the same (the “Closing”), shall occur at the principal office of the Acquiring Fund or via the electronic exchange of documents on the Closing Date (as defined below) applicable to the Acquired Fund, or such other date or place as an officer of the Acquiring Fund and an officer of the Acquired Fund may agree in writing and after satisfaction or waiver (to the extent permitted by applicable law) of the conditions precedent to the Closing set forth in Section 6 of this Agreement (other than those conditions that by their terms are to be satisfied by actions taken at the Closing, but subject to the satisfaction or, to the extent permitted, waiver of those conditions at the Closing), immediately prior to the opening of regular trading on the NYSE (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time.

3.2. Valuation Time. The Valuation Time shall be as of 4:00 p.m. Eastern time on the business day immediately preceding the Closing Date or such earlier or later day as may be mutually agreed upon in writing by the Acquiring Fund and the Acquired Fund (the “Valuation Time”).

3.3. Transfer and Delivery of Assets. The Acquired Fund shall direct State Street Bank and Trust Company, NA (“State Street”), as custodian for the Acquired Fund, to deliver to the Acquiring Fund at the Closing a certificate or representation of an authorized officer of State Street stating that the Assets were delivered in proper form to the Acquiring Fund at the Effective Time. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument, if any, shall be presented by State Street, on behalf of the Acquired Fund, to State Street, as custodian for the Acquiring Fund. Such presentation shall be made for examination as soon as reasonably practicable following the Effective Time and shall be transferred and delivered by the Acquired Fund as soon as reasonably practicable following the Effective Time for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. State Street, on behalf of the Acquired Fund, shall deliver to State Street, as custodian of the Acquiring Fund, as of the Effective Time, by book entry, in accordance with the customary practices of State Street and of each “securities depository,” as defined in Rule 17f-4 under the 1940 Act, in which the Assets are deposited, the Assets deposited with such depositories. The cash to be transferred by

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the Acquired Fund shall be delivered by wire transfer of federal funds or by such other manner as State Street, as custodian of the Acquired Fund, deems appropriate.

3.4. Share Records. The Acquired Fund shall direct Computershare Inc., in its capacity as Transfer Agent for the Acquired Fund, to deliver to the Acquiring Fund at the Closing a certificate or other documentation of an authorized officer of the Transfer Agent stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each such Acquired Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Secretary of the Acquired Fund a confirmation evidencing that the Transfer Agent has been instructed to credit an appropriate number of Acquiring Fund Shares (as calculated in accordance with the terms hereof) to the Acquired Fund as of the Effective Time, or provide other evidence reasonably satisfactory to the Acquired Fund as of the Effective Time that such Acquiring Fund Shares will be credited to the Acquired Fund’s accounts on the books of the Acquiring Fund.

3.5. Postponement of Valuation Time. In the event that at the Valuation Time, (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (the “Market”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Market or elsewhere shall be disrupted so that, in the mutual judgment of the Boards of Trustees or officers of the Acquired Fund and the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund, respectively, is impracticable, the Valuation Time and Closing Date shall be postponed until the first Business Day, or other mutually agreed Business Day, after the day when trading shall have been fully resumed and reporting shall have been restored.

3.6. Failure To Deliver Assets. If the Acquired Fund is unable to make delivery pursuant to Section 3.2 to the custodian for the Acquiring Fund of any of the Assets of the Acquired Fund for the reason that any of such Assets have not yet been delivered to it by the Acquired Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Acquired Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or its custodian, including brokers’ confirmation slips, and shall use its reasonable best efforts to deliver any such Assets to the custodian as soon as reasonably practicable. In addition, with respect to any Asset that requires additional documentation by an Asset’s issuer or other third party in order to effect a transfer of such Asset, the Acquired Fund will identify each such asset to the Acquiring Fund on a mutually agreed upon date prior to the Closing Date and will engage with the Acquiring Fund to complete such documentation as necessary to transfer such Assets to the Acquiring Fund’s custodian as soon as reasonably practicable.

4.	REPRESENTATIONS AND WARRANTIES

4.1. Representations and Warranties of the Acquired Fund. Except as has been fully disclosed to the Acquiring Fund as of the date hereof in a written instrument executed by an officer of the Acquired Fund (such written instrument, the “Acquired Fund Disclosures”), the Acquired Fund represents and warrants to the Acquiring Fund as follows:

(a) The Acquired Fund is an unincorporated voluntary association (commonly known as a “Massachusetts business trust”) validly existing, and in good standing under the laws of the Commonwealth of Massachusetts with power under its Agreement and Declaration of Trust and By-laws, each as amended from time-to-time, to own all of its properties and assets and to carry on its business as it is presently conducted. The Acquired Fund is qualified or licensed to do business and is in good standing in every jurisdiction where its business so requires, except for such failures to be so qualified or licensed as would not, individually or in the aggregate, reasonably be expected to be material to the Acquired Fund.

(b) The Acquired Fund is registered with the Commission as a closed-end management investment company under the 1940 Act, and such registration has not been revoked or rescinded and is in full force and effect. The Acquired Fund Shares have been registered under and sold in compliance with the Securities Act of 1933, as amended (the “1933 Act”).

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(c) Subject in each case to obtaining the Acquired Fund Shareholder Approval (as defined below):

(i) the Acquired Fund has all requisite power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement; and

(ii) the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby by the Acquired Fund have been duly authorized by all necessary action on the part of the Acquired Fund.

(d) Assuming the due authorization, execution and delivery of this Agreement by the Acquiring Fund, this Agreement constitutes the valid and binding obligation of the Acquired Fund, enforceable against the Acquired Fund in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (ii) as to enforceability, laws governing specific performance, injunctive relief and other equitable remedies.

(e) At the Effective Time, except as otherwise disclosed in writing to the Acquiring Fund, (i) the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances except for any (A) encumbrances arising under this Agreement, if any, or (B) encumbrances relating to the transferability of securities arising under applicable securities laws, if any; (ii) immediately upon delivery and payment for the Assets, the Acquiring Fund will acquire all rights of the Acquired Fund thereto, subject to no restrictions on the full transfer thereof other than such restrictions as might arise under the 1933 Act or as otherwise disclosed to the Acquiring Fund; and (iii) no person or entity (other than the Acquired Fund) has any rights, title to or interests in the Assets.

(f) No consent, approval, authorization, or order of any court or governmental or similar authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and such as may be required under state securities laws and the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

(g) The shareholder reports of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three year period prior to the date of this Agreement conform or conformed at the time of their use in all material respects to the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not and did not at the time of their use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(h) Assuming all requisite organizational and regulatory approvals contemplated in Section 5.5 and Section 5.10, to the extent applicable, are obtained and remain in full force and effect, the Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in: (i) a violation of securities laws (including the 1933 Act, the 1940 Act and applicable state blue sky laws) or any federal, state, local, municipal, provincial, territorial, national, foreign or other statute, law (including common law), act, code, order, award, injunction, decree, judgment, verdict, rule, constitution, directive, resolution, or regulation enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any governmental body (“Law”) applicable to the Acquired Fund, (ii) a conflict with or violation of its Declaration of Trust and By-laws, each as amended from time to time, (iii) conflict with any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, (iv) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound or (v) the requirement to obtain any governmental authorization or make any filing with or provide any notice to any court, governmental body, arbitral body (public or private) or any entity or body exercising similar authority (a “Governmental Authority”) or provide any notice to, or obtain any approval, consent or waiver of, any other person, except, solely with respect to clauses (i), (iii)

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(iv) and (v) where such breach or default or failure to notify or obtain approval, consent or waiver would not reasonably be expected to have a material adverse impact on the Acquired Fund or would not adversely impact its ability to consummate or materially delay the transactions contemplated by this Agreement.

(i) All material contracts or other commitments of the Acquired Fund (other than this Agreement) will terminate without liability or obligation to the Acquired Fund on or prior to the Effective Time.

(j) Except as otherwise disclosed to and accepted by the Acquiring Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquired Fund’s knowledge, threatened against the Acquired Fund or any of the Acquired Fund’s properties or assets that, if adversely determined, is reasonably likely to materially and adversely affect the Acquired Fund’s financial condition or the conduct of its business. The Acquired Fund knows of no facts which are reasonably likely to form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions herein contemplated.

(k) The financial statements and financial highlights of the Acquired Fund at, as of and for its most recently completed fiscal year ended [●], 20[ ], have been audited by [●], independent registered public accounting firm to the Acquired Fund, and have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, except as otherwise disclosed therein, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position, results of operations, and changes in net assets of the Acquired Fund as of such date and for the period then ended, and there are no known contingent liabilities of the Acquired Fund required to be reflected on the statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein. The Acquired Fund maintains standard accounting policies established and administered in accordance with GAAP. The Acquired Fund has established and maintains a system of internal controls over financial reporting sufficient to provide reasonable assurance (i) that its business is operated, in all material respects, in accordance with applicable Laws, (ii) regarding the reliability of the Acquired Fund’s financial reporting and the preparation of financial statements in accordance with GAAP and (iii) that material receipts and expenditures of the Acquired Fund are being made in accordance with the authorization of the officers and directors (or their equivalent) of such entity. To the Acquired Fund’s knowledge, in the past five (5) years, there has been no Fraud, or claim or allegation of Fraud, by or against the named executive officers of the Acquired Fund relating to the operation of the Acquired Fund or the preparation of its financial statements.

(l) Since the end of the Acquired Fund’s most recent fiscal year on [  ], 20[  ], there has not been any change in the Acquired Fund’s financial condition, assets and liabilities or business that would be, individually or in the aggregate, materially adverse to the Acquired Fund, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness. For the purposes of this Section 4.1(l), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund’s liabilities, or purchase or the redemption of the Acquired Fund’s shares by shareholders of the Acquired Fund shall not, in and of itself, constitute a material adverse change either individually or in the aggregate.

(m) The Acquired Fund does not have any liabilities or obligations, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, due or to become due (collectively, the “Liabilities”) arising out of or related to its business, other than liabilities or obligations that (i) are expressly reflected or reserved against on the financial statements of the Acquired Fund, (ii) were incurred in the ordinary course of business consistent with past practice that do not arise from a breach of contract, tort, infringement or violation of Law, including the performance of any contract to which the Acquired Fund is a party as of the date hereof, (iii) individually and in the aggregate would not be materially adverse to the Acquired Fund, (iv) arise out of the termination of any contract in connection with the transaction contemplated by this Agreement, or (v) do not and will not materially impair the ability of the Acquired Fund to perform its obligations hereunder, or the ability of the Acquiring Fund to conduct the business from and

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after the Closing as it is currently or proposed to be conducted. Other than the Assumed Liabilities and any Liabilities of the Acquired Fund required to be paid by Aberdeen in accordance with Section 8.2, the Acquired Fund will use commercially reasonable efforts to discharge, or make provisions for, all of its known Liabilities before the Effective Time.

(n) At the Effective Time, all material federal, state, local and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by Law to have been filed by the Acquired Fund as of such date (including any extensions, if any) shall have been filed and are or will be correct in all material respects, and all material federal, state, local and other taxes shown as due or required to be shown as due on said returns, forms and reports shall have been paid or provision shall have been made for the payment thereof, and no such return is currently under material audit, and no material assessment has been asserted, in writing, with respect to such returns, which assessment has not been resolved.

(o) The Acquired Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Code. For each taxable year since its election to be treated as such, including the taxable year ended on the Closing Date, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company within the meaning of Section 851 of the Code and has been eligible to and has computed its federal income tax under Section 852 of the Code and expects to continue to meet such requirements at all times through the Closing Date. The Acquired Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply to the Acquired Fund.

(p) The Acquired Fund is in compliance in all material respects with applicable Treasury regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest. To the Acquired Fund’s knowledge, the Acquired Fund has complied in all material respects with applicable requirements for collection and maintenance of IRS Forms W-9 and/or Forms W-8 and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld under applicable tax law and is not liable for any material penalties which could be imposed thereunder. The Acquired Fund is not under material audit by any federal, state or local taxing authority, and there are no actual or proposed material tax deficiencies with respect to the Acquired Fund that have been presented to the Acquired Fund in writing.

(q) All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in Section 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares.

(r) The Proxy Statement/Prospectus (as defined in Section 5.6), insofar as it relates to information provided by the Acquired Fund for the use therein, will, as of the effective time of the Acquiring Fund’s registration statement on Form N-14 (the “Registration Statement”) in which it is included and any time prior to the Effective Time: (i) not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statement made, in light of the circumstances under which such statements were made, not misleading and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder; provided, however, that the representations and warranties of this subsection (s) shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein.

(s) To the knowledge of the Acquired Fund, there are no brokers or finders entitled to receive any payments from, in connection with this Agreement and the transactions contemplated herein.

(t) The Acquired Fund satisfies the fund governance standards set forth in Rule 0-1(a)(7)(ii), (iii), (v), (vi) and (vii) under the 1940 Act.

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4.2. Representations and Warranties of the Acquiring Fund. Except as (i) has been fully disclosed to the Acquired Fund as of the date hereof in a written instrument executed by an officer of the Acquiring Fund (such written instrument, the “Acquiring Fund Disclosures”), or (ii) has been disclosed in any material forms, documents or reports (including any amendments thereto and any exhibits or other documents incorporated by reference therein), other than any disclosures set forth under the heading “Risk Factors” and any disclosures that are forward looking in nature, filed or furnished by the Acquiring Fund prior to the date of this Agreement with the United States Securities and Exchange Commission, Acquiring Fund represents and warrants to the Acquired Fund as follows:

(a) The Acquiring Fund is an unincorporated voluntary association (commonly known as a “Massachusetts business trust”) organized, validly existing, and in good standing under the Laws of the Commonwealth of Massachusetts with power under its Agreement and Declaration of Trust and By-laws, each as amended from time-to-time, to own all of its properties and assets and to carry on its business as it is presently conducted. The Acquiring Fund is duly qualified or licensed to do business and is in good standing in every jurisdiction where its business so requires, except for such failures to be so qualified or licensed as would not, individually or in the aggregate, reasonably be expected to be material to the Acquiring Fund.

(b) The Acquiring Fund is registered with the Commission as a closed-end management investment company under the 1940 Act, and such registration has not been revoked or rescinded and is in full force and effect. The Acquiring Fund Shares have been registered and sold in compliance with the 1933 Act.

(c) the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby by the Acquiring Fund have been duly authorized by all necessary action on the part of the Acquiring Fund.

(d) Assuming the due authorization, execution and delivery of this Agreement by the Acquired Fund, this Agreement constitutes the valid and binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, subject to (i) Laws of general application relating to bankruptcy, insolvency and the relief of debtors and (ii) as to enforceability, Laws governing specific performance, injunctive relief and other equitable remedies.

(e) No consent, approval, authorization, or order of any court or governmental or similar authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities Laws and the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

(f) The shareholder reports, of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three year period prior to the date of this Agreement conform or conformed at the time of their use, in each case, in all material respects to the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not or did not at the time of their use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(g) Assuming all requisite filings and approvals contemplated hereby are made or obtained and remain in full force and effect, the execution, delivery and performance of this Agreement will not result, in: (i) a violation of Laws applicable to the Acquiring Fund, (ii) a conflict with or violation of its Declaration of Trust and By-laws, each as amended from time to time, (iii) conflict with any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, (iii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iv) the requirement to obtain any governmental authorization or make any filing

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with or provide any notice to any Governmental Authority or provide any notice to, or obtain any approval, consent or waiver of, any other person, except, solely with respect to clauses (i), (iii), (iv) and (v) where such breach or default or failure to notify or obtain approval, consent or waiver would not reasonably be expected to have a material adverse impact on the Acquired Fund or would not adversely impact its ability to consummate or materially delay the transactions contemplated by this Agreement.

(h) Except as otherwise disclosed to and accepted by the Acquiring Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquired Fund’s knowledge, threatened against the Acquired Fund or any of the Acquired Fund’s properties or assets that, if adversely determined, is reasonably likely to materially and adversely affect the Acquired Fund’s financial condition or the conduct of its business. The Acquired Fund knows of no facts which are reasonably likely to form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions herein contemplated.

(i) The financial statements and financial highlights of the Acquiring Fund at, as of and for its most recently completed fiscal year ended [●], 20[ ], have been audited by [●], independent registered public accounting firm to the Acquiring Fund, and have been prepared in all material respects in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial position, results of operations, and changes in net assets of the Acquiring Fund as of such date and for the period then ended, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on the statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein. The Acquiring Fund has established and maintains a system of internal controls over financial reporting sufficient to provide reasonable assurance (i) that its business is operated, in all material respects, in accordance with applicable Laws, (ii) regarding the reliability of the Acquiring Fund’s financial reporting and the preparation of financial statements in accordance with GAAP and (iii) that material receipts and expenditures of the Acquiring Fund are being made in accordance with the authorization of the officers and directors (or their equivalent) of such entity. To the Acquiring Fund’s knowledge, in the past five (5) years there has been no Fraud, or claim or allegation of Fraud, by or against the named executive officers of the Acquiring Fund relating to the operation of the Acquiring Fund or the preparation of its financial statements.

(j) Since the end of the Acquired Fund’s most recent fiscal year on [●], 2025, there has not been any change in the Acquiring Fund’s financial condition, assets and liabilities (on a consolidated basis) or business that would be, individually or in the aggregate, materially adverse to the Acquiring Fund, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness. For the purposes of this Section 4.2(j), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of the Acquiring Fund’s liabilities, or purchase or the redemption of the Acquiring Fund’s shares by shareholders of the Acquiring Fund shall not, in and of itself, constitute a material adverse change either individually or in the aggregate (provided, any change, event, occurrence or fact underlying such decline in market values of the securities may be taken into account in determining where a material adverse change has occurred).

(k) To the Acquiring Fund’s knowledge, the Acquiring Fund does not have any Liabilities arising out of or related to its business, other than liabilities that (i) are expressly reflected or reserved against on the financial statements of the Acquiring Fund, (ii) were incurred in the ordinary course of business consistent with past practice, that do not arise from a breach of contract, tort, infringement or violation of Law, (iii) individually and in the aggregate would not be materially adverse to the Acquiring Fund, (iv) arise out of the termination of any contract in connection with the transaction contemplated by this Agreement, or (v) do not and will not materially impair the ability of the Acquiring Fund to perform its obligations hereunder, or the ability of the Acquiring Fund to conduct the business from and after the Closing as it is currently or proposed to be conducted.

(l) At the Effective Time, all material federal, state, local and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by Law to have been

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filed by the Acquiring Fund as of such date (including any extensions, if any) shall have been filed and are or will be correct in all material respects, and all material federal, state, local and other taxes shown as due or required to be shown as due on said returns, forms and reports shall have been paid or provision shall have been made for the payment thereof, and no such return is currently under material audit, and no material assessment has been asserted, in writing, with respect to such returns, which assessment has not been resolved.

(m) The Acquiring Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Code. For each taxable year since its election to be treated as such, including the taxable year ended on the Closing Date, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company within the meaning of Section 851 of the Code, and has been eligible to and has computed its federal income tax under Section 852 of the Code and expects to continue to meet such requirements at all times through the Closing Date. The Acquiring Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply to the Acquiring Fund.

(n) The Acquiring Fund is in compliance in all material respects with applicable Treasury regulations pertaining to the reporting of dividends and other distributions on and redemptions of its common shares of beneficial interest. To the Acquiring Fund’s knowledge, the Acquiring Fund has complied in all material respects with applicable requirements for collection and maintenance of IRS Forms W-9 and/or Forms W-8 and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld under applicable tax law and is not liable for any material penalties which could be imposed thereunder.

(o) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Effective Time have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, will be fully paid and non-assessable by the Acquiring Fund and will have been issued in compliance in all material respects with applicable registration requirements and applicable securities Laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares.

(p) The Proxy Statement/Prospectus (as defined in Section 5.6), insofar as it relates to the Acquiring Fund, will, as of the effective time of the Registration Statement in which it is included and any time prior to the Effective Time: (i) not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statement made, in light of the circumstances under which such statements were made, not misleading and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder; provided, however, that the representations and warranties of this subsection (q) shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein.

(q) To the knowledge of the Acquiring Fund, there are no brokers or finders entitled to receive any payments from, in connection with this Agreement and the transactions contemplated herein.

(r) The Acquired Fund satisfies the fund governance standards set forth in Rule 0-1(a)(7)(ii), (iii), (v), (vi) and (vii) under the 1940 Act.

4.3 Representations and Warranties of MFS. MFS, on behalf of itself, represents and warrants the following as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a) MFS has power to carry out its obligations under this Agreement.

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(b) Subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement constitutes the valid and binding obligation of MFS with respect to Sections 8.2 and 11, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(c) As of the Closing Date, the Acquiring Fund’s registration statement on Form N-14, including the documents contained or incorporated therein by reference, insofar as it relates to MFS, does not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

4.4 Representations and Warranties of Aberdeen. Aberdeen, on behalf of itself, represents and warrants the following as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a) Aberdeen has power to carry out its obligations under this Agreement.

(b) Subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement constitutes the valid and binding obligation of Aberdeen with respect to Sections 8.2 and 11, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

5.	COVENANTS AND AGREEMENTS

5.1. Conduct of Business. Except as otherwise expressly contemplated by this Agreement, the Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course consistent with prior practice between the date hereof and the Effective Time, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable. Notwithstanding the forgoing, the Acquired Fund will manage its portfolio with the same approximate level of trading and turnover consistent with past practice, except (1) as set forth in the Proxy Statement/Prospectus or (2) to the extent agreed in advance in writing with the Acquiring Fund.

5.2. No Distribution of Acquiring Fund Shares. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.3. Information. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares. Additionally, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of Assets, assumption of liabilities and liquidation contemplated herein.

5.4. Other Necessary Action. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing.

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5.5. Shareholder Meeting.

Unless this Agreement has been terminated in accordance with its terms, the Acquired Fund shall call and hold a meeting of its shareholders to consider and act upon this Agreement and to take such other action under applicable federal and state law to obtain approval of the transactions contemplated herein (“Acquired Fund Shareholder Approval”). Unless this Agreement has been terminated in accordance with its terms, the Acquiring Fund has called or shall call and hold a meeting of its shareholders to consider and act upon and to take such other action under applicable federal and state law to obtain approval of the issuance of Acquiring Fund shares in connection with the Reorganization (“Acquiring Fund Shareholder Approval”). The Acquired Fund and the Acquiring Fund shall use commercially reasonable efforts to hold the respective shareholder meetings as soon as advisable after the date of the effectiveness of the Registration Statement and the Acquiring Fund proxy statement.

5.6. Registration Statement and Proxy Statement/Prospectus.

(a) The Acquired Fund and the Acquiring Fund will mutually cooperate, using reasonable best efforts, to expeditiously prepare the Registration Statement, including the proxy statement/prospectus to be prepared by the Acquiring Fund to be included in the Registration Statement (the “Proxy Statement/Prospectus”), and have it declared effective by the SEC as soon as reasonably practicable. The Acquiring Fund and the Acquired Fund shall reasonably cooperate with any review of financial information and financial statements that is reasonably required in connection with the preparation and filing of the Registration Statement, including the issuance of any consents. The Registration Statement (including the Proxy Statement/Prospectus) shall comply in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(b) The Acquired Fund and the Acquiring Fund will mutually cooperate, using reasonable best efforts, to expeditiously prepare a proxy statement in connection with the approval of the issuance of additional Acquiring Fund shares in connection with this Agreement. The aforementioned proxy statement shall comply in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(c) To the extent the Acquired Fund has not provided the Acquiring Fund with information regarding the Acquired Fund, and the Acquiring Fund has not provided the Acquired Fund with information regarding the Acquiring Fund, reasonably necessary for the preparation by the Acquiring Fund of the Registration Statement in compliance with the 1933 Act, the 1934 Act and the 1940 Act, each party shall provide the materials and information necessary to prepare the Registration Statement.

(d) If at any time prior to the Closing, the Acquired Fund or the Acquiring Fund becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item will notify the other party and the parties will cooperate in promptly preparing, filing and clearing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

5.7. Liquidating Distribution. As soon as is reasonably practicable after receipt from the Acquiring Fund, the Acquired Fund will make a liquidating distribution to the Acquired Fund Shareholders consisting of the Acquiring Fund Shares and cash in lieu of fractional shares to the extent applicable.

5.8. Efforts. The Acquiring Fund and the Acquired Fund shall each use their reasonable best efforts to fulfill or cause the fulfillment of the conditions precedent set forth in Section 6 of this Agreement to effect the transactions contemplated by this Agreement as promptly as reasonably practicable; provided that neither the Acquiring Fund nor the Acquired Fund shall be obligated to waive any such condition precedent.

5.9. Other Instruments. Each of the Acquired Fund and the Acquiring Fund covenants that it will, from time to time as and when reasonably requested by the other party, execute and deliver or cause to

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be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm: (a) to the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) to the Acquiring Fund, title to and possession of all the Assets and Assumed Liabilities and otherwise to carry out the intent and purpose of this Agreement.

5.10. Regulatory Approvals. The Acquiring Fund will use commercially reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the 1940 Act and such of the state blue sky or securities laws and the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, as may be necessary in order to continue its operations after the Effective Time.

5.11. Final Tax Distribution. To the extent necessary to avoid an entity-level income or excise tax, the Acquired Fund will declare one or more dividends payable prior to the time of Closing to its shareholders.

5.12. Supplemental Listing Application. The Acquiring Fund shall file a Supplemental Listing Application with the NYSE for the authorization of the listing of the number of additional Acquiring Fund Shares to be exchanged in the Reorganization as set forth in Section 1.4 of this Agreement.

6.	CONDITIONS PRECEDENT

6.1. Conditions Precedent to Obligations of Acquired Fund. The obligations of the Acquired Fund to complete the transactions provided for herein shall be subject to satisfaction of the following conditions:

(a) The representations and warranties in Sections 4.2(a), 4.2(b), 4.2(c) and 4.2(r) shall be true and correct in all respects as of the date hereof and as of the Closing Date (other than any such representation and warranty that speaks only as of the date hereof or any other specific date, in which case such representation or warranty must have been true and correct in all respects as of such date).

(b) The Acquiring Fund shall have performed in all material respects all of the covenants and complied in all material respects with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund, at or before the Closing Date.

(c) The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Fund by an authorized officer dated as of the Closing Date certifying the fulfillment of the conditions set forth in Section 6.1(a) and Section 6.1(b).

(d) Certified copies of the resolutions evidencing the approval of the Agreement and the transactions contemplated herein by the Acquiring Fund Board shall have been delivered to the Acquired Fund.

(e) The Acquired Fund shall have received on the Closing Date the opinion of Ropes & Gray LLP, counsel to the Acquiring Fund (which may reasonably rely as to matters governed by the laws of the Commonwealth of Massachusetts on an opinion of Massachusetts counsel and/or certificates of officers or Trustees of the Acquiring Fund) dated as of the Closing Date, covering the following points:

(i) the Acquiring Fund is a Massachusetts business trust validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business including as a registered investment company, and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted;

(ii) the Agreement has been duly authorized, executed and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of the Agreement by the

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Acquired Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(iii) the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders as provided by this Agreement are duly authorized, and upon such delivery will be validly issued and outstanding, and are fully paid and non-assessable by the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof;

(iv) the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Acquiring Fund’s Declaration of Trust and Bylaws, each as amended from time-to-time, or a material violation of any provision of any material agreement (known to such counsel) to which the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement not disclosed to the Acquired Fund, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

(v) to the knowledge of such counsel, no consent, approval, authorization or order of any court or Governmental Authority of the United States or the Commonwealth of Massachusetts is required to be obtained by the Acquiring Fund in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities or blue sky laws (other than those of the Commonwealth of Massachusetts);

(vi) the Acquiring Fund is a registered investment company classified as a management company of the closed-end type under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

(vii) to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any Governmental Authority is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

6.2. Conditions Precedent to Obligations of Acquiring Fund. The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject to the satisfaction of the following conditions:

(a) The representations and warranties of the Acquired Fund (other than representations and warranties in Sections 4.1(a), 4.1(b), 4.1(c), 4.1(d) and 4.1(t)) shall be true and correct in all material respects as of the date hereof and as of the Closing Date (other than any such representation or warranty that speaks only as of the date hereof or any other specific date, in which case such representation or warranty must have been true and correct in all respects as of such date) without giving effect to any “materiality” qualification or exception contained therein. The representations and warranties in Sections 4.1(a), 4.1(b), 4.1(c), 4.1(d) and 4.1(t) shall be true and correct in all respects as of the date hereof and as of the Closing Date (other than any such representation and warranty that speaks only as of the date hereof or any other specific date, in which case such representation or warranty must have been true and correct in all respects as of such date).

(b) The Acquired Fund shall have performed in all material respects all of the covenants and complied in all material respects with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund, at or before the Closing Date.

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(c) As of the Closing Date, the assets of the Acquired Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund identifies to the Acquired Fund as being unsuitable for the Acquiring Fund to acquire by reason of limitations in the Acquiring Fund Declaration of Trust and Acquiring Fund Bylaws, or of investment restrictions disclosed in the Registration Statement or the Proxy Statement/Prospectus in effect at the Effective Time.

(d) The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by an authorized officer, dated as of the Closing Date certifying the fulfillment of the conditions set forth in Section 6.2(a) and Section 6.2(b).

(e) Certified copies of the resolutions evidencing the approval of the Agreement and the transactions contemplated herein by the Acquired Fund Board shall have been delivered to the Acquiring Fund.

(f) [The Acquired Fund shall have furnished to the Acquiring Fund a statement of the Acquired Fund’s Assets and liabilities, with values determined as provided in Section 2 of this Agreement, together with a list of investments as included in the schedule of investments audited by [ ] for the fiscal year ended [ ], 20[ ] (the “Investments”) and such Investments’ respective tax costs, all as of the Effective Time, provided confirmation that there has been no material adverse change in the financial position of the Acquired Fund since [ ], 20[ ], other than changes in the Investments and other Assets since that date or changes in the market value of the Investments and other Assets of the Acquired Fund, or changes due to dividends paid or losses from operations.

(g) The Acquired Fund’s transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Acquired Fund in the possession of such transfer agent as of the Closing Date, (ii) a certificate setting forth the number of common shares of the Acquired Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any common shares of the Acquired Fund and the number of common shares held of record by each such shareholder.]

(h) The Acquiring Fund shall have received on the Closing Date the opinion of [ ], counsel to the Acquired Fund (which may reasonably rely on certificates of officers of the Acquired Fund) dated as of the Closing Date, covering the following points:

(i) The Acquired Fund is a Massachusetts business trust validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business as so described in the Proxy Statement/Prospectus, including as a registered investment company, and the Acquired Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and as so described in the Proxy Statement/Prospectus;

(ii) The Agreement has been duly authorized, executed and delivered by the Acquired Fund and, assuming due authorization, execution and delivery of the Agreement by the Acquiring Fund is a valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(iii) The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Acquired Fund’s Declaration of Trust and Bylaws, each as amended from time-to-time, or a material violation of any provision of any material agreement (known to such counsel) to which the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement not disclosed to the Acquiring Fund, judgment or decree to which the Acquired Fund is a party or by which it is bound;

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(iv) To the knowledge of such counsel, no consent, approval, authorization or order of any court or Governmental Authority of the United States or the Commonwealth of Massachusetts is required to be obtained by the Acquired Fund in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities or blue sky laws;

(v) The Acquired Fund is a registered investment company classified as a management company of the closed-end type under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(vi) The outstanding shares of the Acquired Fund have been registered under the 1933 Act; and

(vii) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund or any of its properties or assets and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any Governmental Authority which materially and adversely affects its business.

6.3. Other Conditions Precedent. If any of the conditions set forth in this Section 6.3 have not been satisfied on or before the Effective Time, the Acquired Fund or the Acquiring Fund shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

(a) The Agreement and the transactions contemplated herein shall have been approved by the Acquired Fund Board, and the Acquiring Fund Board, and shall have received the Acquired Fund Shareholder Approval, and certified copies of the resolutions of the Acquired Fund Board shall have been delivered to the Acquiring Fund.

(b) The issuance of the Acquiring Fund Shares has been approved by shareholders of the Acquiring Fund.

(c) The Registration Statement of the Acquiring Fund shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued.

(d) On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act or instituted any proceeding seeking to enjoin the consummation of the Reorganization contemplated by this Agreement under Section 25(c) of the 1940 Act.

(e) At the Effective Time, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or make illegal, this Agreement or the transactions contemplated herein.

(f) [All consents, orders and permits of Federal, state and local regulatory authorities or other third parties set forth on Schedule A hereto shall have been obtained.]

(g) State Street shall have delivered such certificates or other documents as set forth in Section 3.3.

(h) The Transfer Agent shall have delivered a certificate of its authorized officer as set forth in Section 3.4.

(i) The Acquiring Fund shall have issued and delivered to the Secretary of the Acquired Fund the confirmation as set forth in paragraph 3.4.

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(j) The NYSE shall have authorized the listing of the number of additional Acquiring Fund Shares exchanged in the Reorganization as set forth in Section 1.1.

(k) The parties hereto shall have received the opinion of the law firm of Ropes & Gray LLP (based on certain facts, assumptions and representations and which opinion will be subject to certain qualifications), as of the Closing Date, addressed to the Acquiring Fund and the Acquired Fund, substantially to the effect that, based upon certain facts, assumptions, representations and the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, the Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code. In rendering the opinion, Ropes & Gray LLP may require and rely upon (and may incorporate by reference) reasonable and customary representations and covenants from the parties. The delivery of such opinion is conditioned upon receipt by tax counsel of representations it shall request of [ ], on behalf of the Acquiring Fund, and [ ], on behalf of the Acquired Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this Section [6.3(k)].

7.	SURVIVAL

7.1. Survival. No representations, warranties, covenants and agreements of either Acquiring Fund or Acquired Fund will survive beyond the Closing Date, except that any covenant or agreement contained in this Agreement which by its terms is to be performed following the Closing shall in respect of performance after Closing survive in accordance with its terms and then terminate. All representations and warranties set forth in this Agreement are contractual in nature only and subject to the sole and exclusive remedies set forth herein. Notwithstanding the foregoing or anything in this Agreement to the contrary, nothing in this Agreement shall limit any rights that may be available to either Acquiring Fund or Acquired Fund in respect of a claim for Fraud. For the purposes of this Agreement, “Fraud” means Massachusetts common law fraud by the Acquired Fund and Acquiring Fund, as applicable, with respect to the representations made by either party, as applicable, in Section 4 of this Agreement, any other transaction document, or any certificate furnished hereunder or thereunder. For the avoidance of doubt, nothing set forth herein shall limit the rights of MFS and Aberdeen in any other agreement between such parties.

7.2. Liability of the Acquired Fund and Indemnification. The parties understand and agree that the obligations of the Acquired Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of or adviser to the Acquired Fund personally, but bind only the Acquired Fund’s property. Moreover, all persons shall look only to the assets of the Acquired Fund to satisfy the obligations of the Acquired Fund hereunder. The parties represent that they each have notice of the provisions of the Declaration of Trust of the Acquired Fund disclaiming such shareholder and trustee liability for acts or obligations of the Acquired Fund. The Acquired Fund shall indemnify and hold harmless, out of its assets, the Acquiring Fund and the trustees and officers of the Acquiring Fund (for purposes of this Section 7.2, the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Acquired Fund contained in this Agreement, the Proxy Statement/Prospectus or the Proxy Statement or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to the Acquired Fund required to be stated therein or necessary to make the statements relating to the Acquired Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the Acquired Fund. The Indemnified Parties will notify the Acquired Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 7.2. The Acquired Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 7.2, or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or

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proceeding, and if the Acquired Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. An Acquired Fund’s obligation under this Section 7.2 to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Acquired Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 7.2 without the necessity of the Indemnified Parties’ first paying the same.

7.3. Liability of the Acquiring Fund and Indemnification. The parties understand and agree that the obligations of the Acquiring Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of or adviser to the Acquiring Fund personally, but bind only the Acquiring Fund’s property. Moreover, all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. The parties represent that they each have notice of the provisions of the Declaration of Trust of the Acquiring Fund disclaiming such shareholder and trustee liability for acts or obligations of the Acquiring Fund. The Acquiring Fund shall indemnify and hold harmless, out of the assets of the Acquiring Fund but no other assets, the Acquired Fund and the trustees and officers of the Acquired Fund (for purposes of this Section 7.3, the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Acquiring Fund contained in this Agreement, Proxy Statement/Prospectus or the Proxy Statement or any amendment or supplement to any thereof, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to the Acquiring Fund required to be stated therein or necessary to make the statements relating to the Acquiring Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the Acquiring Fund. The Indemnified Parties will notify the Acquiring Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 7.3. The Acquiring Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 7.3, or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if the Acquiring Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The Acquiring Fund’s obligation under this Section 7.3 to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Acquiring Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 7.3 without the necessity of the Indemnified Parties’ first paying the same.

8.	BROKERAGE FEES AND EXPENSES

8.1. No Broker or Finder Fees. The Acquiring Fund and the Acquired Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

8.2. Expenses of Reorganization. All fees and expenses incurred directly in connection with the consummation of the Reorganization and the transactions contemplated by this Agreement will be borne by Aberdeen, the proposed new investment adviser to the Acquiring Fund, and/or MFS as agreed between them in writing, without regard to whether the Reorganization is consummated. Notwithstanding the foregoing, to the extent there are any transaction costs (including brokerage commissions, transaction charges and related fees) associated with the sales and purchases made in connection with the Reorganization, these will be borne by the Acquired Fund with respect to the portfolio transitioning conducted before the Reorganization and borne by the Acquiring Fund with respect to the portfolio transitioning conducted after the Reorganization. Notwithstanding anything to the contrary, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses

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would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a “reorganization” under Section 368(a)(1) of the Code.

9.	AMENDMENTS AND TERMINATION

9.1. Amendments. This Agreement may be amended, modified or supplemented in a signed writing in such manner as may be deemed necessary or advisable by the authorized officers of each of the Acquired Fund and the Acquiring Fund, subject to the authorization of each such Fund’s Board of Trustees; provided, however, that following a meeting of the shareholders of the Acquired Fund called by the Acquired Fund Board pursuant to Section 5.5, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of the shareholders of the Acquired Fund without the approval of the Acquired Fund Board and the Acquiring Fund Board and the Acquired Fund Shareholders and, provided, further, that the officers of the Acquired Fund and the Acquiring Fund may change the Effective Time and Closing Date through an agreement in writing without additional specific authorization by their respective Board of Trustees.

9.2. Termination.

(a) This Agreement may be terminated with respect to the Acquired Fund and the transactions contemplated hereby may be abandoned by mutual written agreement of the Boards of Trustees on behalf of each of the Acquiring Fund and the Acquired Fund, at any time prior to the Closing.

(b) Either the Acquiring Fund or the Acquired Fund may at its option terminate this Agreement by written notice to the other party at or before the Closing due to: (i) a breach by the other of any representation, warranty, or agreement contained herein to be performed at or before the Closing (so long as the terminating party is not then in material breach of any of its representations, warranties or covenants, contained in this Agreement unless such breach was primarily or principally caused by the other party’s breach of any of its representations, warranties or covenants contained in this Agreement), if not cured within 30 days after being provided notice of such breach by the non-breaching party, (ii) the failure of a condition set forth in Sections 6.1, 6.2 or 6.3, and is not cured by the applicable party within 30 days after being provided written notice of such failure, unless such condition is waived by the applicable party or parties (if applicable); (iii) if the Closing does not occur on or prior to December 31, 2026; or (iv) if any injunction, restraining order, or order of any nature by any court of competent jurisdiction or any other Governmental Authority restraining, enjoining, or otherwise prohibiting the Reorganization shall have become final and non-appealable; provided that the right to terminate this Agreement under this Section 9.2(b) shall not be available to a party that has materially breached any of its representations, warranties, covenants or other agreements contained herein so as to have caused the relevant Governmental Authority to enact, issue, promulgate or enter any such Law or judgment or other non-appealable action, including any breach by the party of its obligations under Section 5.6(a) unless such breach was primarily or principally caused by the other party’s breach of any of its representatives, warranties or covenants contained in this Agreement.

(c) Notwithstanding the foregoing, if the Purchase Agreement is validly terminated with respect to the Acquired Fund, the Acquiring Fund shall be entitled to terminate this Agreement by providing written notice to the Acquired Fund, and if the Purchase Agreement is validly terminated with respect to the Acquiring Fund, the Acquired Fund shall be entitled to terminate this Agreement by providing written notice to the Acquiring Fund.

(d) In the event of any such termination, in the absence of any Fraud or willful breach of this Agreement, there shall be no liability for damages on the part of any of the Acquiring Fund, the Acquired Fund or their respective Trustees or officers, to the other party or its Trustees or officers.

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10.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) (provided that no bounce-back or delivery failure notice is received), personal service or prepaid or certified mail addressed as follows:

If to the Acquired Fund:

[●]

With copies (which shall not constitute notice) to:

[●]

If to the Acquiring Fund:

[●]

With copies (which shall not constitute notice) to:

[●]

11.	PUBLICITY

11.1. Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein, including for the avoidance of doubt any transactions relating to the Purchase Agreement, will be made at such time and in such manner as the Acquired Fund, the Acquiring Fund, MFS and Aberdeen mutually shall agree, provided that nothing herein shall prevent any party from making such public announcements as may be required by law, in which case the party issuing such statement or communication shall advise the other party prior to such issuance.

12.	MISCELLANEOUS

12.1. Entire Agreement. This Agreement (including the Acquired Fund Disclosures, any other schedules and exhibits hereto), and other documents and instruments referred to in this Agreement that are to be delivered at the Closing, shall constitute the entire understanding and agreement between the Acquired Fund and the Acquiring Fund and supersede any prior understandings, agreements or representations by or between the Acquired Fund and the Acquiring Fund, written or oral, with respect to the subject matter thereof.

12.2. Headings. The table of contents and the headings of Sections, subsections, paragraphs, schedules and any exhibits are provided for convenience only and are not intended to affect the construction or interpretation of this Agreement.

12.3. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

12.4. Assignment; Successors. No party shall delegate its obligations under this Agreement without the prior written consent of the other party. No party shall assign or otherwise transfer its rights under this Agreement (whether by operation of law or otherwise) without the prior written consent of the other party; provided, that Acquiring Fund may assign, by operation of law or otherwise, in whole or in part, any or all of its rights under this Agreement to one or more of its affiliates, provided, that no such assignment shall relieve any party of its obligations under this Agreement. Any purported assignment or delegation other than as permitted by the express terms of this Agreement shall be void and unenforceable. This Agreement shall bind and inure to the benefit of the parties hereto and their legal representatives and respective successors and permitted assigns.

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12.5. Counterparts. This Agreement may be executed in counterparts (including by facsimile, portable document format, or other electronic transmission (e.g. by DocuSign)), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Once each party hereto has executed a copy of this Agreement (including by facsimile, portable document format, or other electronic transmission (e.g. by DocuSign)) and delivered it to the other parties hereto, as applicable, this Agreement shall be considered fully executed and effective, notwithstanding that all parties have not executed the same copy. This Agreement shall not be challenged or denied legal effect on the basis of being executed by facsimile, portable document format, or other electronic transmission (e.g. by DocuSign).

12.6. Waiver. At any time before the Closing Date, any of the terms or conditions of this Agreement may be waived by either the Acquired Fund Board or the Acquiring Fund Board (whichever is entitled to the benefit thereof), if, in the judgment of such board after consultation with fund counsel, such action or waiver will not have a material adverse effect on the benefits intended in this Agreement to the shareholders of their respective fund, on behalf of which such action is taken.

12.7. Interpretation. In the negotiation of this Agreement, each party has received advice from its own attorneys. The language used in this Agreement is the language chosen by the parties to express their mutual intent, and no provision of this Agreement shall be interpreted for or against any party because that party or its attorney drafted the provision.

12.8. No Admission. Nothing in this Agreement (including, for the avoidance of doubt, any Section of either the Acquiring Fund Disclosures or the Acquired Fund Disclosures (together, the “Fund Disclosures”)) shall be deemed an admission by either the Acquired Fund or the Acquiring Fund or any of their respective affiliates, in any proceeding involving any Governmental Authority or any other third party, that the Acquired Fund or the Acquiring Fund, respectively, or any such third party or any of their respective affiliates is or is not in breach or violation of, or in default in, the performance or compliance with any term or provisions of any contract, any Law, any governmental authorization, permit or intellectual property of any other person.

[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

[●]	[●]

By:	By:
Name: [●]	Name: [●]
Title: [●]	Title: [●]

[●], solely with respect to Sections 4.3, 8.2, and 11:

By:
Name: [●]
Title: [●]

Appendix B: Form of Reorganization Agreement for each Municipal Fund Merger

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of [●], 2025, by and between MFS Municipal Income Trust, a Massachusetts business trust with its principal place of business at 111 Huntington Avenue, Boston, Massachusetts 02199 (the “Acquiring Fund”), and [abrdn National Municipal Income Trust]/[ MFS High Income Municipal Trust/MFS High Yield Municipal Trust/MFS Investment Grade Municipal Trust], a Massachusetts business trust with its principal place of business at [1900 Market Street, Suite 200, Philadelphia, PA 19103]/[111 Huntington Avenue, Boston, MA 02199 ] (the “Acquired Fund” and, together with the Acquiring Fund, the “Funds”).

[abrdn Inc., a Delaware corporation registered under the Investment Advisers Act of 1940 and the investment adviser to the Acquired Fund (“Aberdeen”), joins this Agreement solely for purposes of Sections 4.4, 8.2 and 11 and Massachusetts Financial Services Company, a [●] registered under the Investment Advisers Act of 1940, (“MFS”) joins this Agreement solely for purposes of Sections 4.3, 8.2 and 11.]2/[abrdn Inc., a Delaware corporation registered under the Investment Advisers Act of 1940 and the proposed investment adviser to the Acquiring Fund following the reorganization, (“Aberdeen”) joins this Agreement solely for purposes of Section 4.4, 8.2 and 11, and Massachusetts Financial Services Company, a [●] registered under the Investment Advisers Act of 1940 and the current investment adviser to the Acquired Funds and Acquiring Fund (“MFS”) joins this Agreement solely for purposes of Sections 4.3, 8.2 and 11.]3

WHEREAS, the reorganization will consist of (i) the transfer of all of the Assets (as defined in Section 1.2) of the Acquired Fund to the Acquiring Fund in exchange for (A) Stock Consideration (as defined in Section 2.3), which shall be comprised (x) of newly issued common shares of beneficial interest of the Acquiring Fund, no par value, (the “Acquiring Fund Common Shares” or [“Acquiring Fund Shares”]4) calculated in accordance with Section 2 hereto [and (y) a number of [Remarketable Variable Rate MuniFund Term] preferred shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Preferred Shares” (together with the Acquiring Fund Common Shares, the “Acquiring Fund Shares”)), having par value $0.00001 per share and liquidation preference $100,000 per share, equal to the number of the Acquired Fund Preferred Shares (defined below) outstanding as of the Valuation Time (as defined in Section 3.2)],5 and (B) the assumption of all Assumed Liabilities (as defined in Section 1.3) of the Acquired Fund by the Acquiring Fund, and (ii) the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders (as defined below) plus any cash delivered in lieu of fractional Acquiring Fund Shares as part of the complete liquidation of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”); and

WHEREAS, the Acquiring Fund and the Acquired Fund are each closed-end management investment companies registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Acquired Fund owns securities or other instruments which are assets of the character in which the Acquiring Fund is permitted to invest; and

WHEREAS, the Acquiring Fund is authorized to issue its shares of beneficial interest[, including both Acquiring Fund Common Shares and Acquiring Fund Preferred Shares]6; and

WHEREAS, the Board of Trustees of the Acquiring Fund (the “Acquiring Fund Board”) and the Board of Trustees

2 NTD: VFL Reorganization only.

3 NTD: Certain provisions relating to the purchase agreement and investment managers will not apply with respect to a reorganization involving an MFS target fund and an MFS acquiring fund.

4 NTD: For VFL Reorganization only.

5 NTD: This does not apply to VFL.

6 NTD: This does not apply to VFL.

of the Acquired Fund (the “Acquired Fund Board”) have authorized and approved the Reorganization; and

WHEREAS, each of Aberdeen and MFS have entered into a purchase agreement (the “Purchase Agreement”) pursuant to which Aberdeen, or its affiliate, agreed to acquire, and MFS agreed to sell, certain assets relating to MFS’s business; and

WHEREAS, it is intended that, for federal income tax purposes, (i) the transactions contemplated by this Agreement shall qualify as a “reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) that the Agreement shall constitute a “plan of reorganization” and liquidation for purposes of the Code.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, intending to be legally bound hereby, the parties hereto covenant and agree as follows:

1.	THE REORGANIZATION AND FUND TRANSACTIONS

1.1. The Reorganization.

(a)	Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, and in accordance with the laws of the Commonwealth of Massachusetts, at the Effective Time (as defined in Section 2.5), the Acquired Fund shall assign, deliver and otherwise transfer the Assets (as defined in Section 1.2) to the Acquiring Fund, and the Acquiring Fund shall assume the Assumed Liabilities (as defined in paragraph 1.3) of the Acquired Fund in exchange for the Stock Consideration. At the Effective Time, the Acquiring Fund shall issue both Acquiring Fund Common Shares and the Acquiring Fund Preferred Shares to the Acquired Fund, which shall transfer such shares to the Acquired Fund Common Shareholders and the Acquired Fund Preferred Shareholders (each defined below), respectively as hereinafter provided. The number of Acquiring Fund Common Shares [and Acquiring Fund Preferred Shares][7] shall be determined as set forth in Section 2.3. [Neither fractional Acquiring Fund Common Shares (unless such shares are to be held in a Dividend Reinvestment and Cash Purchase Plan Account) nor fractional Acquiring Fund Preferred Shares shall be issued and Acquired Fund Common Shareholders otherwise entitled to receive fractional Acquiring Fund Common Shares shall be paid cash in lieu thereof, as provided in Section 2.4.]

(b)	The Acquired Fund will pay or cause to be paid to the Acquiring Fund interest, cash or such dividends, rights and other payments received for the account of the Acquired Fund on or after the Effective Time with respect to the Assets of the Acquired Fund. Any such distribution shall be deemed included in the Assets transferred to the Acquiring Fund at the Effective Time and shall not be separately valued unless the securities in respect of which such payment is made shall have gone “ex” such distribution prior to the Effective Time, in which case any such distribution which remains unpaid at the Effective Time shall be included in the determination of the value of the Assets of the Acquired Fund acquired by the Acquiring Fund.

(c)	The Acquired Fund will, within a reasonable period of time before the Closing Date (as defined in Section 3.1 below), furnish the Acquiring Fund with a list of the Acquired Fund’s portfolio securities and other investments. [The Acquiring Fund will, within a reasonable period of time before the Closing Date, identify the investments, if any, on the Acquired Fund’s portfolio that (by itself or in the aggregate with the investments in the Acquiring Fund’s portfolios) do not conform to the Acquiring Fund’s investment objectives, policies and/or restrictions and will notify the Acquired Fund accordingly] The Acquired Fund will, if reasonably requested by the Acquiring Fund, dispose of such investments as may be difficult or impracticable to transfer.] Notwithstanding the foregoing, nothing herein will require the Acquired Fund to dispose of any portion of its assets if, in the reasonable judgment of the Acquired Fund’s Board of Trustees or

7 NTD: This does not apply to VFL.

73

investment adviser, such disposition would create more than an insignificant risk that the Reorganization would not be treated as a “reorganization” described in Section 368(a)(1) of the Code or would otherwise not be in the best interests of the Acquired Fund.

1.2. Assets of the Acquired Fund. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property that can legally be transferred, whether accrued or contingent, known or unknown, including, without limitation, all cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund at the Valuation Time (as defined in Section 3.2), books and records of the Acquired Fund (or copies thereof consistent with Rule 31a-3 under the 1940 Act), and any other property owned by the Acquired Fund at the Valuation Time (collectively, the “Assets”). For the avoidance of doubt, the Assets shall not include any assets or property that cannot be transferred to the Acquiring Fund pursuant to applicable law or regulation.

1.3. Liabilities of the Acquired Fund. The Acquired Fund will use commercially reasonable efforts to discharge, or make provisions for, all of its known liabilities and obligations prior to the Effective Time consistent with its obligation to continue its operations and to pursue its investment objective and strategies in accordance with the terms as presented in the Proxy Statement/Prospectus (as defined in Section 5.6) in connection with the Reorganization. To the extent the Acquired Fund is unable to discharge or make provisions for any such liability or obligation prior to the Effective Time, the Acquiring Fund will assume all liabilities of the Acquired Fund whether accrued or contingent, known or unknown [(including liabilities with respect to the Acquired Fund Preferred Shares (defined below))]8 (collectively, the “Assumed Liabilities”). At and after the Effective Time, such Assumed Liabilities shall become and be the liabilities of the Acquiring Fund and may be enforced against the Acquiring Fund to the extent as if the same had been incurred by the Acquiring Fund.

1.4. Distribution of Acquiring Fund Common Shares to Acquired Fund Common Shareholders. As soon as is reasonably practicable after receipt from the Acquiring Fund of the Stock Consideration pursuant to Section 1.1, the Acquired Fund will distribute (in accordance with the terms hereof), in complete liquidation of the Acquired Fund, to the record holders of the common shares of the Acquired Fund determined as of the Valuation Time (the “Acquired Fund Common Shareholders”) in such amounts as determined pursuant to the terms hereof and in accordance with such shareholders’ entitlements thereto all the Acquiring Fund Common Shares and any cash delivered in lieu of fractional Acquiring Fund Common Shares. The distribution of Acquiring Fund Common Shares will be accomplished by the transfer of the Acquiring Fund Common Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Common Shareholders entitled to receive Acquiring Fund Common Shares. The distribution shall be made to the Acquired Fund Common Shareholders entitled thereto. Thereafter, all issued and outstanding common shares of the Acquired Fund (the “Acquired Fund Common Shares”) will be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue share certificates representing the Acquiring Fund Common Shares in connection with such transfer, except for any global certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of the Acquiring Fund Common Shares.

1.5. [Distribution of Acquiring Fund Preferred Shares to Acquired Fund Preferred Shareholders. As soon as is reasonably practicable after receipt from the Acquiring Fund of the Stock Consideration pursuant to Section 1.1, the Acquired Fund will distribute (in accordance with the terms hereof), in complete liquidation of the Acquired Fund, to the record holders of the preferred shares of the Acquired Fund determined as of the Valuation Time (the “Acquired Fund Preferred Shareholders” together with Acquiring Fund Common Shareholders “Acquired Fund Shareholders”) in such amounts as determined pursuant to the terms hereof and in accordance with such shareholders’ entitlements thereto all the Acquiring Fund Preferred Shares. The distribution of Acquiring Fund Preferred Shares will be accomplished by the

8 NTD: This does not apply to VFL.

74

transfer of the Acquiring Fund Preferred Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Preferred Shareholders entitled to receive Acquiring Fund Preferred Shares. The distribution shall be made to the Acquired Fund Preferred Shareholders entitled thereto. Thereafter, all issued and outstanding preferred shares of the Acquired Fund (the “Acquired Fund Preferred Shares”) will be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue share certificates representing the Acquiring Fund Preferred Shares in connection with such transfer, except for any global certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of the Acquiring Fund Preferred Shares]9.

1.6. Recorded Ownership of Acquiring Fund Shares. Ownership by Acquired Fund Shareholders of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s Transfer Agent at the Closing (as defined below), or as soon thereafter as is reasonably practicable.

1.7. Filing Responsibilities of Acquired Fund. Except as otherwise expressly provided herein or agreed to in writing by the parties prior to the Closing Date (as defined in Section 3.1), any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), the exchange on which the Acquired Fund’s shares are listed, any state securities commission, any state corporate registry, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date, and if applicable, such later date on which the Acquired Fund is dissolved under the laws of the Commonwealth of Massachusetts. Thereafter, any such reporting responsibility of the Acquired Fund shall be the responsibility of the Acquiring Fund.

1.8. Transfer Taxes. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred and any request for such transfer shall be accompanied by proper documentation.

1.9. Termination. Promptly after the distribution of Acquiring Fund Shares pursuant to Section 1.4 [and Section 1.5]10, the Acquired Fund shall take, in accordance with Massachusetts law, the 1940 Act and the Acquired Fund’s Declaration of Trust, all steps as may be necessary or appropriate to effect a complete deregistration, liquidation, dissolution and termination of the Acquired Fund as soon as reasonably practicable.

2.	VALUATION

2.1. Net Asset Value per Acquired Fund Share. For purposes of the Closing, the net asset value per Acquired Fund Share shall be the net asset value computed as of the Valuation Time in accordance with Section 3.2 , after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Acquired Fund adopted by the Acquired Fund Board. No adjustment shall be made in the net asset value of either the Acquiring Fund or an Acquired Fund to take into account differences in realized and unrealized gains and losses as of the Valuation Time.

2.2. Net Asset Value per Acquiring Fund Share. For purposes of the Closing, the net asset value per Acquiring Fund Share shall be the net asset value computed as of the Valuation Time (in accordance with Section 3.2), after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Acquiring Fund adopted by the Acquiring Fund Board.

9 NTD: This does not apply to VFL.

10 NTD: This does not apply to VFL.

75

2.3. Calculation of Number of Acquiring Fund Shares. As of the Effective Time, (i) each Acquired Fund Common Share outstanding immediately prior to the Effective Time shall be exchanged for Acquiring Common Fund Shares in an amount equal to the ratio of the net asset value per share of the Acquired Fund determined in accordance with Section 2.1 to the net asset value per share of the Acquiring Fund determined in accordance with Section 2.2[, and each Acquired Fund Preferred Shares outstanding immediately prior to the Effective Time shall be exchanged for Acquiring Preferred Fund Shares in an amount equal to the ratio of the net asset value per share of the Acquired Fund determined in accordance with Section 2.1 to the net asset value per share of the Acquiring Fund determined in accordance with Section 2.2]11 ([collectively, the]12 “Stock Consideration”).

2.4. Fractional Shares. [Neither fractional Acquiring Fund Common Shares [(unless such shares are to be held in a Dividend Reinvestment and Cash Purchase Plan Account)] nor fractional Acquiring Fund Preferred Shares will be distributed. In the event Acquired Fund Shareholders would be entitled to receive fractional Acquiring Fund Common Shares, the Acquiring Fund’s transfer agent (the “Transfer Agent”) will aggregate such fractional shares and sell the resulting whole shares on the exchange on which such shares are listed, and each such Acquired Fund Common Shareholder will be entitled to a pro rata share of the proceeds from such sale in connection with the distribution described in Section 1.4. With respect to the aggregation and sale of fractional Acquiring Fund Common Shares, the Transfer Agent will transfer the cash proceeds from the sale of such Acquiring Fund Common Shares, net of brokerage commissions, if any, directly to the Acquired Fund for further distribution to Acquired Fund Common Shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes)].

2.5. Effective Time. The Reorganization shall be effective immediately prior to the opening of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (as defined in Section 3.1) or any such other date and time as may be mutually agreed upon in writing by the parties hereto (the “Effective Time”).

3.	CLOSING

3.1. Closing. Unless this Agreement is earlier terminated pursuant to Section 9.2, the Reorganization, together with related acts necessary to consummate the same (the “Closing”), shall occur at the principal office of the Acquiring Fund or via the electronic exchange of documents on the Closing Date (as defined below) applicable to the Acquired Fund, or such other date or place as an officer of the Acquiring Fund and an officer of the Acquired Fund may agree in writing and after satisfaction or waiver (to the extent permitted by applicable law) of the conditions precedent to the Closing set forth in Section 6 of this Agreement (other than those conditions that by their terms are to be satisfied by actions taken at the Closing, but subject to the satisfaction or, to the extent permitted, waiver of those conditions at the Closing), immediately prior to the opening of regular trading on the NYSE (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time.

3.2. Valuation Time. The Valuation Time shall be as of 4:00 p.m. Eastern time on the business day immediately preceding the Closing Date or such earlier or later day as may be mutually agreed upon in writing by the Acquiring Fund and the Acquired Fund (the “Valuation Time”).

3.3. Transfer and Delivery of Assets. The Acquired Fund shall direct State Street Bank and Trust Company, NA (“State Street”), as custodian for the Acquired Fund, to deliver to the Acquiring Fund at the Closing a certificate or representation of an authorized officer of State Street stating that the Assets were delivered in proper form to the Acquiring Fund at the Effective Time. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument, if any, shall be presented by State Street, on behalf of the Acquired Fund, to State Street, as custodian for the Acquiring Fund. Such presentation shall be made for examination as soon as reasonably practicable following the Effective Time and shall be transferred and delivered by the Acquired Fund as soon as reasonably practicable following the Effective

11 NTD: This does not apply to VFL.

12 NTD: This does not apply to VFL.

76

Time for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. State Street, on behalf of the Acquired Fund, shall deliver to State Street, as custodian of the Acquiring Fund, as of the Effective Time, by book entry, in accordance with the customary practices of State Street and of each “securities depository,” as defined in Rule 17f-4 under the 1940 Act, in which the Assets are deposited, the Assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds or by such other manner as State Street, as custodian of the Acquired Fund, deems appropriate.

3.4. Share Records. The Acquired Fund shall direct Computershare Inc., in its capacity as Transfer Agent for the Acquired Fund, to deliver to the Acquiring Fund at the Closing a certificate or other documentation of an authorized officer of the Transfer Agent stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each such Acquired Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Secretary of the Acquired Fund a confirmation evidencing that the Transfer Agent has been instructed to credit an appropriate number of Acquiring Fund Shares (as calculated in accordance with the terms hereof) to the Acquired Fund as of the Effective Time, or provide other evidence reasonably satisfactory to the Acquired Fund as of the Effective Time that such Acquiring Fund Shares will be credited to the Acquired Fund’s accounts on the books of the Acquiring Fund.

3.5. Postponement of Valuation Time. In the event that at the Valuation Time, (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (the “Market”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Market or elsewhere shall be disrupted so that, in the mutual judgment of the Boards of Trustees or officers of the Acquired Fund and the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund, respectively, is impracticable, the Valuation Time and Closing Date shall be postponed until the first Business Day, or other mutually agreed Business Day, after the day when trading shall have been fully resumed and reporting shall have been restored.

3.6. Failure To Deliver Assets. If the Acquired Fund is unable to make delivery pursuant to Section 3.2 to the custodian for the Acquiring Fund of any of the Assets of the Acquired Fund for the reason that any of such Assets have not yet been delivered to it by the Acquired Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Acquired Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or its custodian, including brokers’ confirmation slips, and shall use its reasonable best efforts to deliver any such Assets to the custodian as soon as reasonably practicable. In addition, with respect to any Asset that requires additional documentation by an Asset’s issuer or other third party in order to effect a transfer of such Asset, the Acquired Fund will identify each such asset to the Acquiring Fund on a mutually agreed upon date prior to the Closing Date and will engage with the Acquiring Fund to complete such documentation as necessary to transfer such Assets to the Acquiring Fund’s custodian as soon as reasonably practicable.

4.	REPRESENTATIONS AND WARRANTIES

4.1. Representations and Warranties of the Acquired Fund. Except as has been fully disclosed to the Acquiring Fund as of the date hereof in a written instrument executed by an officer of the Acquired Fund (such written instrument, the “Acquired Fund Disclosures”), the Acquired Fund represents and warrants to the Acquiring Fund as follows:

(a) The Acquired Fund is an unincorporated voluntary association (commonly known as a “Massachusetts business trust”) validly existing, and in good standing under the laws of the Commonwealth of Massachusetts with power under its Agreement and Declaration of Trust and By-laws, each as amended from time-to-time, to own all of its properties and assets and to carry on its business as it is presently conducted. The Acquired Fund is qualified or licensed to do business and is in good standing in every jurisdiction where its business so requires, except for such failures to be so qualified or licensed as would not, individually or in the aggregate, reasonably be expected to be material to the Acquired Fund.

77

(b) The Acquired Fund is registered with the Commission as a closed-end management investment company under the 1940 Act, and such registration has not been revoked or rescinded and is in full force and effect. The Acquired Fund Shares have been registered under and sold in compliance with the Securities Act of 1933, as amended (the “1933 Act”).

(c) Subject in each case to obtaining the Acquired Fund Shareholder Approval (as defined below) [and the consent to the Reorganization by the holders of the Acquiring Fund’s Preferred Shares]13:

(i) the Acquired Fund has all requisite power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement; and

(ii) the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby by the Acquired Fund have been duly authorized by all necessary action on the part of the Acquired Fund.

(d) Assuming the due authorization, execution and delivery of this Agreement by the Acquiring Fund, this Agreement constitutes the valid and binding obligation of the Acquired Fund, enforceable against the Acquired Fund in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (ii) as to enforceability, laws governing specific performance, injunctive relief and other equitable remedies.

(e) At the Effective Time, except as otherwise disclosed in writing to the Acquiring Fund, (i) the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances except for any (A) encumbrances arising under this Agreement, if any, or (B) encumbrances relating to the transferability of securities arising under applicable securities laws, if any; (ii) immediately upon delivery and payment for the Assets, the Acquiring Fund will acquire all rights of the Acquired Fund thereto, subject to no restrictions on the full transfer thereof other than such restrictions as might arise under the 1933 Act or as otherwise disclosed to the Acquiring Fund; and (iii) no person or entity (other than the Acquired Fund) has any rights, title to or interests in the Assets.

(f) No consent, approval, authorization, or order of any court or governmental or similar authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and such as may be required under state securities laws and the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

(g) The shareholder reports of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three year period prior to the date of this Agreement conform or conformed at the time of their use in all material respects to the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not and did not at the time of their use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(h) Assuming all requisite organizational and regulatory approvals contemplated in Section 5.5 and Section 5.10, to the extent applicable, are obtained and remain in full force and effect, the Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in: (i) a violation of securities laws (including the 1933 Act, the 1940 Act and applicable state blue sky laws) or any federal, state, local, municipal, provincial, territorial, national, foreign or other statute, law (including common law), act, code, order, award, injunction, decree, judgment, verdict, rule, constitution, directive, resolution, or regulation enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any governmental body (“Law”) applicable to the Acquired Fund, (ii) a conflict

13 NTD: This does not apply to VFL.

78

with or violation of its Declaration of Trust and By-laws, each as amended from time to time, (iii) conflict with any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, (iv) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound or (v) the requirement to obtain any governmental authorization or make any filing with or provide any notice to any court, governmental body, arbitral body (public or private) or any entity or body exercising similar authority (a “Governmental Authority”) or provide any notice to, or obtain any approval, consent or waiver of, any other person, except, solely with respect to clauses (i), (iii) (iv) and (v) where such breach or default or failure to notify or obtain approval, consent or waiver would not reasonably be expected to have a material adverse impact on the Acquired Fund or would not adversely impact its ability to consummate or materially delay the transactions contemplated by this Agreement.

(i) All material contracts or other commitments of the Acquired Fund (other than this Agreement) will terminate without liability or obligation to the Acquired Fund on or prior to the Effective Time.

(j)   Except as otherwise disclosed to and accepted by the Acquiring Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquired Fund’s knowledge, threatened against the Acquired Fund or any of the Acquired Fund’s properties or assets that, if adversely determined, is reasonably likely to materially and adversely affect the Acquired Fund’s financial condition or the conduct of its business. The Acquired Fund knows of no facts which are reasonably likely to form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions herein contemplated.

(k) The financial statements and financial highlights of the Acquired Fund at, as of and for its most recently completed fiscal year ended [●], 20[ ], have been audited by [●], independent registered public accounting firm to the Acquired Fund, and have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, except as otherwise disclosed therein, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position, results of operations, and changes in net assets of the Acquired Fund as of such date and for the period then ended, and there are no known contingent liabilities of the Acquired Fund required to be reflected on the statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein. The Acquired Fund maintains standard accounting policies established and administered in accordance with GAAP. The Acquired Fund has established and maintains a system of internal controls over financial reporting sufficient to provide reasonable assurance (i) that its business is operated, in all material respects, in accordance with applicable Laws, (ii) regarding the reliability of the Acquired Fund’s financial reporting and the preparation of financial statements in accordance with GAAP and (iii) that material receipts and expenditures of the Acquired Fund are being made in accordance with the authorization of the officers and directors (or their equivalent) of such entity. To the Acquired Fund’s knowledge, in the past five (5) years, there has been no Fraud, or claim or allegation of Fraud, by or against the named executive officers of the Acquired Fund relating to the operation of the Acquired Fund or the preparation of its financial statements.

(l) Since the end of the Acquired Fund’s most recent fiscal year on [ ], 20[ ], there has not been any change in the Acquired Fund’s financial condition, assets and liabilities or business that would be, individually or in the aggregate, materially adverse to the Acquired Fund, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness. For the purposes of this Section 4.1(l), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund’s liabilities, or purchase or the redemption of the Acquired Fund’s shares by shareholders of the Acquired Fund shall not, in and of itself, constitute a material adverse change either individually or in the aggregate.

(m) The Acquired Fund does not have any liabilities or obligations, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, due or to become due (collectively,

79

the “Liabilities”) arising out of or related to its business, other than liabilities or obligations that (i) are expressly reflected or reserved against on the financial statements of the Acquired Fund, (ii) were incurred in the ordinary course of business consistent with past practice that do not arise from a breach of contract, tort, infringement or violation of Law, including the performance of any contract to which the Acquired Fund is a party as of the date hereof, (iii) individually and in the aggregate would not be materially adverse to the Acquired Fund, (iv) arise out of the termination of any contract in connection with the transaction contemplated by this Agreement, or (v) do not and will not materially impair the ability of the Acquired Fund to perform its obligations hereunder, or the ability of the Acquiring Fund to conduct the business from and after the Closing as it is currently or proposed to be conducted. Other than the Assumed Liabilities and any Liabilities of the Acquired Fund required to be paid by Aberdeen in accordance with Section 8.2, the Acquired Fund will use commercially reasonable efforts to discharge, or make provisions for, all of its known Liabilities before the Effective Time.

(n) At the Effective Time, all material federal, state, local and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by Law to have been filed by the Acquired Fund as of such date (including any extensions, if any) shall have been filed and are or will be correct in all material respects, and all material federal, state, local and other taxes shown as due or required to be shown as due on said returns, forms and reports shall have been paid or provision shall have been made for the payment thereof, and no such return is currently under material audit, and no material assessment has been asserted, in writing, with respect to such returns, which assessment has not been resolved.

(o) The Acquired Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Code. For each taxable year since its election to be treated as such, including the taxable year ended on the Closing Date, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company within the meaning of Section 851 of the Code and has been eligible to and has computed its federal income tax under Section 852 of the Code and expects to continue to meet such requirements at all times through the Closing Date. The Acquired Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply to the Acquired Fund.

(p) The Acquired Fund is in compliance in all material respects with applicable Treasury regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest. To the Acquired Fund’s knowledge, the Acquired Fund has complied in all material respects with applicable requirements for collection and maintenance of IRS Forms W-9 and/or Forms W-8 and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld under applicable tax law and is not liable for any material penalties which could be imposed thereunder. The Acquired Fund is not under material audit by any federal, state or local taxing authority, and there are no actual or proposed material tax deficiencies with respect to the Acquired Fund that have been presented to the Acquired Fund in writing.

(q) All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in Section 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares.

(r) The Proxy Statement/Prospectus (as defined in Section 5.6), insofar as it relates to information provided by the Acquired Fund for the use therein, will, as of the effective time of the Acquiring Fund’s registration statement on Form N-14 (the “Registration Statement”) in which it is included and any time prior to the Effective Time: (i) not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statement made, in light of the circumstances under which such statements were made, not misleading and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder; provided, however, that the representations and warranties of this subsection (s) shall not apply to

80

statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein.

(s) To the knowledge of the Acquired Fund, there are no brokers or finders entitled to receive any payments from, in connection with this Agreement and the transactions contemplated herein.

(t) The Acquired Fund satisfies the fund governance standards set forth in Rule 0-1(a)(7)(ii), (iii), (v), (vi) and (vii) under the 1940 Act.

4.2. Representations and Warranties of the Acquiring Fund. Except as (i) has been fully disclosed to the Acquired Fund as of the date hereof in a written instrument executed by an officer of the Acquiring Fund (such written instrument, the “Acquiring Fund Disclosures”), or (ii) has been disclosed in any material forms, documents or reports (including any amendments thereto and any exhibits or other documents incorporated by reference therein), other than any disclosures set forth under the heading “Risk Factors” and any disclosures that are forward looking in nature, filed or furnished by the Acquiring Fund prior to the date of this Agreement with the United States Securities and Exchange Commission, Acquiring Fund represents and warrants to the Acquired Fund as follows:

(a) The Acquiring Fund is an unincorporated voluntary association (commonly known as a “Massachusetts business trust”) organized, validly existing, and in good standing under the Laws of the Commonwealth of Massachusetts with power under its Agreement and Declaration of Trust and By-laws, each as amended from time-to-time, to own all of its properties and assets and to carry on its business as it is presently conducted. The Acquiring Fund is duly qualified or licensed to do business and is in good standing in every jurisdiction where its business so requires, except for such failures to be so qualified or licensed as would not, individually or in the aggregate, reasonably be expected to be material to the Acquiring Fund.

(b) The Acquiring Fund is registered with the Commission as a closed-end management investment company under the 1940 Act, and such registration has not been revoked or rescinded and is in full force and effect. The Acquiring Fund Shares have been registered and sold in compliance with the 1933 Act.

(c) the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby by the Acquiring Fund have been duly authorized by all necessary action on the part of the Acquiring Fund.

(d) Assuming the due authorization, execution and delivery of this Agreement by the Acquired Fund, this Agreement constitutes the valid and binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, subject to (i) Laws of general application relating to bankruptcy, insolvency and the relief of debtors and (ii) as to enforceability, Laws governing specific performance, injunctive relief and other equitable remedies.

(e) No consent, approval, authorization, or order of any court or governmental or similar authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities Laws and the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

(f) The shareholder reports, of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three year period prior to the date of this Agreement conform or conformed at the time of their use, in each case, in all material respects to the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not or did not at the time of their use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

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(g) Assuming all requisite filings and approvals contemplated hereby are made or obtained and remain in full force and effect, the execution, delivery and performance of this Agreement will not result, in: (i) a violation of Laws applicable to the Acquiring Fund, (ii) a conflict with or violation of its Declaration of Trust and By-laws, each as amended from time to time, (iii) conflict with any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, (iii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iv) the requirement to obtain any governmental authorization or make any filing with or provide any notice to any Governmental Authority or provide any notice to, or obtain any approval, consent or waiver of, any other person, except, solely with respect to clauses (i), (iii), (iv) and (v) where such breach or default or failure to notify or obtain approval, consent or waiver would not reasonably be expected to have a material adverse impact on the Acquired Fund or would not adversely impact its ability to consummate or materially delay the transactions contemplated by this Agreement.

(h) Except as otherwise disclosed to and accepted by the Acquiring Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquired Fund’s knowledge, threatened against the Acquired Fund or any of the Acquired Fund’s properties or assets that, if adversely determined, is reasonably likely to materially and adversely affect the Acquired Fund’s financial condition or the conduct of its business. The Acquired Fund knows of no facts which are reasonably likely to form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions herein contemplated.

(i) The financial statements and financial highlights of the Acquiring Fund at, as of and for its most recently completed fiscal year ended [●], 20[ ], have been audited by [●], independent registered public accounting firm to the Acquiring Fund, and have been prepared in all material respects in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial position, results of operations, and changes in net assets of the Acquiring Fund as of such date and for the period then ended, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on the statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein. The Acquiring Fund has established and maintains a system of internal controls over financial reporting sufficient to provide reasonable assurance (i) that its business is operated, in all material respects, in accordance with applicable Laws, (ii) regarding the reliability of the Acquiring Fund’s financial reporting and the preparation of financial statements in accordance with GAAP and (iii) that material receipts and expenditures of the Acquiring Fund are being made in accordance with the authorization of the officers and directors (or their equivalent) of such entity. To the Acquiring Fund’s knowledge, in the past five (5) years there has been no Fraud, or claim or allegation of Fraud, by or against the named executive officers of the Acquiring Fund relating to the operation of the Acquiring Fund or the preparation of its financial statements.

(j) Since the end of the Acquired Fund’s most recent fiscal year on [●], 2025, there has not been any change in the Acquiring Fund’s financial condition, assets and liabilities (on a consolidated basis) or business that would be, individually or in the aggregate, materially adverse to the Acquiring Fund, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness. For the purposes of this Section 4.2(j), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of the Acquiring Fund’s liabilities, or purchase or the redemption of the Acquiring Fund’s shares by shareholders of the Acquiring Fund shall not, in and of itself, constitute a material adverse change either individually or in the aggregate (provided, any change, event, occurrence or fact underlying such decline in market values of the securities may be taken into account in determining where a material adverse change has occurred).

(k) To the Acquiring Fund’s knowledge, the Acquiring Fund does not have any Liabilities arising out of or related to its business, other than liabilities that (i) are expressly reflected or reserved against on the financial statements of the Acquiring Fund, (ii) were incurred in the ordinary course of business consistent with past practice, that do not arise from a breach of contract, tort, infringement or

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violation of Law, (iii) individually and in the aggregate would not be materially adverse to the Acquiring Fund, (iv) arise out of the termination of any contract in connection with the transaction contemplated by this Agreement, or (v) do not and will not materially impair the ability of the Acquiring Fund to perform its obligations hereunder, or the ability of the Acquiring Fund to conduct the business from and after the Closing as it is currently or proposed to be conducted.

(l) At the Effective Time, all material federal, state, local and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by Law to have been filed by the Acquiring Fund as of such date (including any extensions, if any) shall have been filed and are or will be correct in all material respects, and all material federal, state, local and other taxes shown as due or required to be shown as due on said returns, forms and reports shall have been paid or provision shall have been made for the payment thereof, and no such return is currently under material audit, and no material assessment has been asserted, in writing, with respect to such returns, which assessment has not been resolved.

(m) The Acquiring Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Code. For each taxable year since its election to be treated as such, including the taxable year ended on the Closing Date, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company within the meaning of Section 851 of the Code, and has been eligible to and has computed its federal income tax under Section 852 of the Code and expects to continue to meet such requirements at all times through the Closing Date. The Acquiring Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply to the Acquiring Fund.

(n) The Acquiring Fund is in compliance in all material respects with applicable Treasury regulations pertaining to the reporting of dividends and other distributions on and redemptions of its common shares of beneficial interest. To the Acquiring Fund’s knowledge, the Acquiring Fund has complied in all material respects with applicable requirements for collection and maintenance of IRS Forms W-9 and/or Forms W-8 and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld under applicable tax law and is not liable for any material penalties which could be imposed thereunder.

(o) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Effective Time have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, will be fully paid and non-assessable by the Acquiring Fund and will have been issued in compliance in all material respects with applicable registration requirements and applicable securities Laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares.

(p) The Proxy Statement/Prospectus (as defined in Section 5.6), insofar as it relates to the Acquiring Fund, will, as of the effective time of the Registration Statement in which it is included and any time prior to the Effective Time: (i) not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statement made, in light of the circumstances under which such statements were made, not misleading and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder; provided, however, that the representations and warranties of this subsection (q) shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein.

(q) To the knowledge of the Acquiring Fund, there are no brokers or finders entitled to receive any payments from, in connection with this Agreement and the transactions contemplated herein.

(r) The Acquired Fund satisfies the fund governance standards set forth in Rule 0-1(a)(7)(ii), (iii), (v), (vi) and (vii) under the 1940 Act.

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4.3 Representations and Warranties of MFS. MFS, on behalf of itself, represents and warrants the following as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a) MFS has power to carry out its obligations under this Agreement.

(b) Subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement constitutes the valid and binding obligation of MFS with respect to Sections 8.2 and 11, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(c) As of the Closing Date, the Acquiring Fund’s registration statement on Form N-14, including the documents contained or incorporated therein by reference, insofar as it relates to MFS, does not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

4.4 Representations and Warranties of Aberdeen. Aberdeen, on behalf of itself, represents and warrants the following as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a) Aberdeen has power to carry out its obligations under this Agreement.

(b) Subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement constitutes the valid and binding obligation of Aberdeen with respect to Sections 8.2 and 11, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(c) As of the Closing Date, the Acquiring Fund’s registration statement on Form N-14, including the documents contained or incorporated therein by reference, insofar as it relates to Aberdeen, does not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

5.	COVENANTS AND AGREEMENTS

5.1. Conduct of Business. Except as otherwise expressly contemplated by this Agreement, the Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course consistent with prior practice between the date hereof and the Effective Time, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable. Notwithstanding the forgoing, the Acquired Fund will manage its portfolio with the same approximate level of trading and turnover consistent with past practice, except (1) [that the Acquired Fund has agreed to [redeem its outstanding multi-mode municipal preferred shares]14/[unwind its tender option bond trust]15 consistent with the deleveraging plan attached hereto as Exhibit A hereto]16, (2) as set forth in the Proxy Statement/Prospectus or (3) to the extent agreed in advance in writing with the Acquiring Fund, including pursuant to the deleveraging plan.

5.2. No Distribution of Acquiring Fund Shares. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

14 VFL only.

15 CXE, CMU, and CXH only.

16 VFL, CXE, CMU, and CXH only.

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5.3. Information. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares. Additionally, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of Assets, assumption of liabilities and liquidation contemplated herein.

5.4. Other Necessary Action. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing.

5.5. Shareholder Meeting.

Unless this Agreement has been terminated in accordance with its terms, the Acquired Fund shall call and hold a meeting of its shareholders to consider and act upon this Agreement and to take such other action under applicable federal and state law to obtain approval of the transactions contemplated herein (“Acquired Fund Shareholder Approval”). Unless this Agreement has been terminated in accordance with its terms, the Acquiring Fund has called or shall call and hold a meeting of its shareholders to consider and act upon and to take such other action under applicable federal and state law to obtain approval of the issuance of Acquiring Fund shares in connection with the Reorganization (“Acquiring Fund Shareholder Approval”). The Acquired Fund and the Acquiring Fund shall use commercially reasonable efforts to hold the respective shareholder meetings as soon as advisable after the date of the effectiveness of the Registration Statement and the Acquiring Fund proxy statement.

5.6. Registration Statement and Proxy Statement/Prospectus.

(a) The Acquired Fund and the Acquiring Fund will mutually cooperate, using reasonable best efforts, to expeditiously prepare the Registration Statement, including the proxy statement/prospectus to be prepared by the Acquiring Fund to be included in the Registration Statement (the “Proxy Statement/Prospectus”), and have it declared effective by the SEC as soon as reasonably practicable. The Acquiring Fund and the Acquired Fund shall reasonably cooperate with any review of financial information and financial statements that is reasonably required in connection with the preparation and filing of the Registration Statement, including the issuance of any consents. The Registration Statement (including the Proxy Statement/Prospectus) shall comply in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(b) The Acquired Fund and the Acquiring Fund will mutually cooperate, using reasonable best efforts, to expeditiously prepare a proxy statement in connection with the approval of the issuance of additional Acquiring Fund shares in connection with this Agreement. The aforementioned proxy statement shall comply in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(c) To the extent the Acquired Fund has not provided the Acquiring Fund with information regarding the Acquired Fund, and the Acquiring Fund has not provided the Acquired Fund with information regarding the Acquiring Fund, reasonably necessary for the preparation by the Acquiring Fund of the Registration Statement in compliance with the 1933 Act, the 1934 Act and the 1940 Act, each party shall provide the materials and information necessary to prepare the Registration Statement.

(d) If at any time prior to the Closing, the Acquired Fund or the Acquiring Fund becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item will notify the other party and the parties will cooperate

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in promptly preparing, filing and clearing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

5.7. Liquidating Distribution. As soon as is reasonably practicable after receipt from the Acquiring Fund, the Acquired Fund will make a liquidating distribution to the Acquired Fund Shareholders consisting of the Acquiring Fund Shares and cash in lieu of fractional shares to the extent applicable.

5.8. Efforts. The Acquiring Fund and the Acquired Fund shall each use their reasonable best efforts to fulfill or cause the fulfillment of the conditions precedent set forth in Section 6 of this Agreement to effect the transactions contemplated by this Agreement as promptly as reasonably practicable; provided that neither the Acquiring Fund nor the Acquired Fund shall be obligated to waive any such condition precedent.

5.9. Other Instruments. Each of the Acquired Fund and the Acquiring Fund covenants that it will, from time to time as and when reasonably requested by the other party, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm: (a) to the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) to the Acquiring Fund, title to and possession of all the Assets and Assumed Liabilities and otherwise to carry out the intent and purpose of this Agreement.

5.10. Regulatory Approvals. The Acquiring Fund will use commercially reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the 1940 Act and such of the state blue sky or securities laws and the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, as may be necessary in order to continue its operations after the Effective Time.

5.11. Final Tax Distribution. To the extent necessary to avoid an entity-level income or excise tax, the Acquired Fund will declare one or more dividends payable prior to the time of Closing to its shareholders.

5.12. Supplemental Listing Application. The Acquiring Fund shall file a Supplemental Listing Application with the NYSE for the authorization of the listing of the number of additional Acquiring Fund Shares to be exchanged in the Reorganization as set forth in Section 1.4 [and Section 1.5] 17 of this Agreement.

6.	CONDITIONS PRECEDENT

6.1. Conditions Precedent to Obligations of Acquired Fund. The obligations of the Acquired Fund to complete the transactions provided for herein shall be subject to satisfaction of the following conditions:

(a) The representations and warranties in Sections 4.2(a), 4.2(b), 4.2(c) and 4.2(r) shall be true and correct in all respects as of the date hereof and as of the Closing Date (other than any such representation and warranty that speaks only as of the date hereof or any other specific date, in which case such representation or warranty must have been true and correct in all respects as of such date).

(b) The Acquiring Fund shall have performed in all material respects all of the covenants and complied in all material respects with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund, at or before the Closing Date.

17 NTD: This does not apply to VFL.

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(c) The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Fund by an authorized officer dated as of the Closing Date certifying the fulfillment of the conditions set forth in Section 6.1(a) and Section 6.1(b).

(d) Certified copies of the resolutions evidencing the approval of the Agreement and the transactions contemplated herein by the Acquiring Fund Board shall have been delivered to the Acquired Fund.

(e) The Acquired Fund shall have received on the Closing Date the opinion of Ropes & Gray LLP, counsel to the Acquiring Fund (which may reasonably rely as to matters governed by the laws of the Commonwealth of Massachusetts on an opinion of Massachusetts counsel and/or certificates of officers or Trustees of the Acquiring Fund) dated as of the Closing Date, covering the following points:

(i) the Acquiring Fund is a Massachusetts business trust validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business including as a registered investment company, and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted;

(ii) the Agreement has been duly authorized, executed and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of the Agreement by the Acquired Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(iii) the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders as provided by this Agreement are duly authorized, and upon such delivery will be validly issued and outstanding, and are fully paid and non-assessable by the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof;

(iv) the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Acquiring Fund’s Declaration of Trust and Bylaws, each as amended from time-to-time, or a material violation of any provision of any material agreement (known to such counsel) to which the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement not disclosed to the Acquired Fund, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

(v) to the knowledge of such counsel, no consent, approval, authorization or order of any court or Governmental Authority of the United States or the Commonwealth of Massachusetts is required to be obtained by the Acquiring Fund in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities or blue sky laws (other than those of the Commonwealth of Massachusetts);

(vi) the Acquiring Fund is a registered investment company classified as a management company of the closed-end type under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

(vii) to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any Governmental Authority is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not

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a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

6.2. Conditions Precedent to Obligations of Acquiring Fund. The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject to the satisfaction of the following conditions:

(a) The representations and warranties of the Acquired Fund (other than representations and warranties in Sections 4.1(a), 4.1(b), 4.1(c), 4.1(d) and 4.1(t)) shall be true and correct in all material respects as of the date hereof and as of the Closing Date (other than any such representation or warranty that speaks only as of the date hereof or any other specific date, in which case such representation or warranty must have been true and correct in all respects as of such date) without giving effect to any “materiality” qualification or exception contained therein. The representations and warranties in Sections 4.1(a), 4.1(b), 4.1(c), 4.1(d) and 4.1(t) shall be true and correct in all respects as of the date hereof and as of the Closing Date (other than any such representation and warranty that speaks only as of the date hereof or any other specific date, in which case such representation or warranty must have been true and correct in all respects as of such date).

(b) The Acquired Fund shall have performed in all material respects all of the covenants and complied in all material respects with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund, at or before the Closing Date.

(c) As of the Closing Date, the assets of the Acquired Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund identifies to the Acquired Fund as being unsuitable for the Acquiring Fund to acquire by reason of limitations in the Acquiring Fund Declaration of Trust and Acquiring Fund Bylaws, or of investment restrictions disclosed in the Registration Statement or the Proxy Statement/Prospectus in effect at the Effective Time.

(d) The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by an authorized officer, dated as of the Closing Date certifying the fulfillment of the conditions set forth in Section 6.2(a) and Section 6.2(b).

(e) Certified copies of the resolutions evidencing the approval of the Agreement and the transactions contemplated herein by the Acquired Fund Board shall have been delivered to the Acquiring Fund.

(f) [The Acquired Fund shall have furnished to the Acquiring Fund a statement of the Acquired Fund’s Assets and liabilities, with values determined as provided in Section 2 of this Agreement, together with a list of investments as included in the schedule of investments audited by [ ] for the fiscal year ended [ ], 20[ ] (the “Investments”) and such Investments’ respective tax costs, all as of the Effective Time, provided confirmation that there has been no material adverse change in the financial position of the Acquired Fund since [ ], 20[ ], other than changes in the Investments and other Assets since that date or changes in the market value of the Investments and other Assets of the Acquired Fund, or changes due to dividends paid or losses from operations.

(g) The Acquired Fund’s transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Acquired Fund in the possession of such transfer agent as of the Closing Date, (ii) a certificate setting forth the number of common shares of the Acquired Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any common shares of the Acquired Fund and the number of common shares held of record by each such shareholder.]

(h) The Acquiring Fund shall have received on the Closing Date the opinion of [ ], counsel to the Acquired Fund (which may reasonably rely on certificates of officers of the Acquired Fund) dated as of the Closing Date, covering the following points:

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(i) The Acquired Fund is a Massachusetts business trust validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business as so described in the Proxy Statement/Prospectus, including as a registered investment company, and the Acquired Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and as so described in the Proxy Statement/Prospectus;

(ii) The Agreement has been duly authorized, executed and delivered by the Acquired Fund and, assuming due authorization, execution and delivery of the Agreement by the Acquiring Fund is a valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(iii) The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Acquired Fund’s Declaration of Trust and Bylaws, each as amended from time-to-time, or a material violation of any provision of any material agreement (known to such counsel) to which the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement not disclosed to the Acquiring Fund, judgment or decree to which the Acquired Fund is a party or by which it is bound;

(iv) To the knowledge of such counsel, no consent, approval, authorization or order of any court or Governmental Authority of the United States or the Commonwealth of Massachusetts is required to be obtained by the Acquired Fund in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities or blue sky laws;

(v) The Acquired Fund is a registered investment company classified as a management company of the closed-end type under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(vi) The outstanding shares of the Acquired Fund have been registered under the 1933 Act; and

(vii) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund or any of its properties or assets and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any Governmental Authority which materially and adversely affects its business.

6.3. Other Conditions Precedent. If any of the conditions set forth in this Section 6.3 have not been satisfied on or before the Effective Time, the Acquired Fund or the Acquiring Fund shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

(a) The Agreement and the transactions contemplated herein shall have been approved by the Acquired Fund Board, and the Acquiring Fund Board, and shall have received the Acquired Fund Shareholder Approval, and certified copies of the resolutions of the Acquired Fund Board shall have been delivered to the Acquiring Fund.

(b) The issuance of the Acquiring Fund Shares has been approved by shareholders of the Acquiring Fund.

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(c) [A replacement investment advisory agreement between MFM and Aberdeen shall have been approved by shareholders of MFM with effect immediately following the Reorganization.]18

(d) [New members of the Board of Trustees of MFM, who shall replace the current members of the Board of Trustees of MFM, shall have been approved by shareholders of the Acquiring Fund to take office upon Aberdeen’s appointment as investment adviser to MFM.]19

(e) [The holders of the Acquired Fund Preferred Shares have consented to the Reorganization].20

(f) [The shareholders of MFS High Income Municipal Trust (“CXE”) shall have approved an agreement and plan of reorganization relating to the reorganization of CXE with and into MFM.]21

(g) The Registration Statement of the Acquiring Fund shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued.

(h) On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act or instituted any proceeding seeking to enjoin the consummation of the Reorganization contemplated by this Agreement under Section 25(c) of the 1940 Act.

(i) At the Effective Time, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or make illegal, this Agreement or the transactions contemplated herein.

(j) [All consents, orders and permits of Federal, state and local regulatory authorities or other third parties set forth on Schedule A hereto shall have been obtained.]

(k) State Street shall have delivered such certificates or other documents as set forth in Section 3.3.

(l) The Transfer Agent shall have delivered a certificate of its authorized officer as set forth in Section 3.4.

(m) The Acquiring Fund shall have issued and delivered to the Secretary of the Acquired Fund the confirmation as set forth in paragraph 3.4.

(n) The NYSE shall have authorized the listing of the number of additional Acquiring Fund Shares exchanged in the Reorganization as set forth in Section 1.1.

(o) [The parties hereto shall have received the opinion of the law firm of [Ropes & Gray LLP]22/[Dechert LLP]23 (based on certain facts, assumptions and representations and which opinion will be subject to certain qualifications), as of the Closing Date, addressed to the Acquiring Fund and the Acquired Fund, substantially to the effect that, based upon certain facts, assumptions, representations and the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, the Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code. In rendering the opinion, [Ropes & Gray LLP]24/[Dechert LLP]25 may require and rely upon (and may incorporate by reference) reasonable and customary representations and covenants

18 VFL only.

19 VFL only.

20 NTD: This does not apply to VFL.

21 VFL only.

22 NTD: This does not apply to VFL.

23 NTD: VFL Reorganization only.

24 NTD: This does not apply to VFL.

25 NTD: VFL Reorganization only.

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from the parties. The delivery of such opinion is conditioned upon receipt by tax counsel of representations it shall request of MFS, on behalf of the Acquiring Fund, and [ ], on behalf of the Acquired Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this Section [6.3(o)]].

7.	SURVIVAL

7.1. Survival. No representations, warranties, covenants and agreements of either Acquiring Fund or Acquired Fund will survive beyond the Closing Date, except that any covenant or agreement contained in this Agreement which by its terms is to be performed following the Closing shall in respect of performance after Closing survive in accordance with its terms and then terminate. All representations and warranties set forth in this Agreement are contractual in nature only and subject to the sole and exclusive remedies set forth herein. Notwithstanding the foregoing or anything in this Agreement to the contrary, nothing in this Agreement shall limit any rights that may be available to either Acquiring Fund or Acquired Fund in respect of a claim for Fraud. For the purposes of this Agreement, “Fraud” means Massachusetts common law fraud by the Acquired Fund and Acquiring Fund, as applicable, with respect to the representations made by either party, as applicable, in Section 4 of this Agreement, any other transaction document, or any certificate furnished hereunder or thereunder. For the avoidance of doubt, nothing set forth herein shall limit the rights of MFS and Aberdeen in any other agreement between such parties.

7.2. Liability of the Acquired Fund and Indemnification. The parties understand and agree that the obligations of the Acquired Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of or adviser to the Acquired Fund personally, but bind only the Acquired Fund’s property. Moreover, all persons shall look only to the assets of the Acquired Fund to satisfy the obligations of the Acquired Fund hereunder. The parties represent that they each have notice of the provisions of the Declaration of Trust of the Acquired Fund disclaiming such shareholder and trustee liability for acts or obligations of the Acquired Fund. The Acquired Fund shall indemnify and hold harmless, out of its assets, the Acquiring Fund and the trustees and officers of the Acquiring Fund (for purposes of this Section 7.2, the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Acquired Fund contained in this Agreement, the Proxy Statement/Prospectus or the Proxy Statement or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to the Acquired Fund required to be stated therein or necessary to make the statements relating to the Acquired Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the Acquired Fund. The Indemnified Parties will notify the Acquired Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 7.2. The Acquired Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 7.2, or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if the Acquired Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. An Acquired Fund’s obligation under this Section 7.2 to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Acquired Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 7.2 without the necessity of the Indemnified Parties’ first paying the same.

7.3. Liability of the Acquiring Fund and Indemnification. The parties understand and agree that the obligations of the Acquiring Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of or adviser to the Acquiring Fund personally, but bind

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only the Acquiring Fund’s property. Moreover, all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. The parties represent that they each have notice of the provisions of the Declaration of Trust of the Acquiring Fund disclaiming such shareholder and trustee liability for acts or obligations of the Acquiring Fund. The Acquiring Fund shall indemnify and hold harmless, out of the assets of the Acquiring Fund but no other assets, the Acquired Fund and the trustees and officers of the Acquired Fund (for purposes of this Section 7.3, the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Acquiring Fund contained in this Agreement, Proxy Statement/Prospectus or the Proxy Statement or any amendment or supplement to any thereof, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to the Acquiring Fund required to be stated therein or necessary to make the statements relating to the Acquiring Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the Acquiring Fund. The Indemnified Parties will notify the Acquiring Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 7.3. The Acquiring Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 7.3, or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if the Acquiring Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The Acquiring Fund’s obligation under this Section 7.3 to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Acquiring Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 7.3 without the necessity of the Indemnified Parties’ first paying the same.

8.	BROKERAGE FEES AND EXPENSES

8.1. No Broker or Finder Fees. The Acquiring Fund and the Acquired Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

8.2. Expenses of Reorganization. All fees and expenses incurred directly in connection with the consummation of the Reorganization and the transactions contemplated by this Agreement will be borne by Aberdeen, the proposed new investment adviser to the Acquiring Fund, and/or MFS as agreed between them in writing, without regard to whether the Reorganization is consummated. Notwithstanding the foregoing, to the extent there are any transaction costs (including brokerage commissions, transaction charges and related fees) associated with the sales and purchases made in connection with the Reorganization, these will be borne by the Acquired Fund with respect to the portfolio transitioning conducted before the Reorganization and borne by the Acquiring Fund with respect to the portfolio transitioning conducted after the Reorganization. Notwithstanding anything to the contrary, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a “reorganization” under Section 368(a)(1) of the Code.

9.	AMENDMENTS AND TERMINATION

9.1. Amendments. This Agreement may be amended, modified or supplemented in a signed writing in such manner as may be deemed necessary or advisable by the authorized officers of each of the Acquired Fund and the Acquiring Fund, subject to the authorization of each such Fund’s Board of Trustees; provided, however, that following a meeting of the shareholders of the Acquired Fund called by the

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Acquired Fund Board pursuant to Section 5.5, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of the shareholders of the Acquired Fund without the approval of the Acquired Fund Board and the Acquiring Fund Board and the Acquired Fund Shareholders and, provided, further, that the officers of the Acquired Fund and the Acquiring Fund may change the Effective Time and Closing Date through an agreement in writing without additional specific authorization by their respective Board of Trustees.

9.2. Termination.

(a) This Agreement may be terminated with respect to the Acquired Fund and the transactions contemplated hereby may be abandoned by mutual written agreement of the Boards of Trustees on behalf of each of the Acquiring Fund and the Acquired Fund, at any time prior to the Closing.

(b) Either the Acquiring Fund or the Acquired Fund may at its option terminate this Agreement by written notice to the other party at or before the Closing due to: (i) a breach by the other of any representation, warranty, or agreement contained herein to be performed at or before the Closing (so long as the terminating party is not then in material breach of any of its representations, warranties or covenants, contained in this Agreement unless such breach was primarily or principally caused by the other party’s breach of any of its representations, warranties or covenants contained in this Agreement), if not cured within 30 days after being provided notice of such breach by the non-breaching party, (ii) the failure of a condition set forth in Sections 6.1, 6.2 or 6.3, and is not cured by the applicable party within 30 days after being provided written notice of such failure, unless such condition is waived by the applicable party or parties (if applicable); (iii) if the Closing does not occur on or prior to December 31, 2026; or (iv) if any injunction, restraining order, or order of any nature by any court of competent jurisdiction or any other Governmental Authority restraining, enjoining, or otherwise prohibiting the Reorganization shall have become final and non-appealable; provided that the right to terminate this Agreement under this Section 9.2(b) shall not be available to a party that has materially breached any of its representations, warranties, covenants or other agreements contained herein so as to have caused the relevant Governmental Authority to enact, issue, promulgate or enter any such Law or judgment or other non-appealable action, including any breach by the party of its obligations under Section 5.6(a) unless such breach was primarily or principally caused by the other party’s breach of any of its representatives, warranties or covenants contained in this Agreement.

(c) [Notwithstanding the foregoing, if the Purchase Agreement is validly terminated with respect to the Acquired Fund or the Acquiring Fund, this Agreement shall automatically terminate.]26/[Notwithstanding the foregoing, if the Purchase Agreement is validly terminated with respect to the Acquired Fund, the Acquiring Fund shall be entitled to terminate this Agreement by providing written notice to the Acquired Fund, and if the Purchase Agreement is validly terminated with respect to the Acquiring Fund, the Acquired Fund shall be entitled to terminate this Agreement by providing written notice to the Acquiring Fund.]27

(d) In the event of any such termination, in the absence of any Fraud or willful breach of this Agreement, there shall be no liability for damages on the part of any of the Acquiring Fund, the Acquired Fund or their respective Trustees or officers, to the other party or its Trustees or officers.

10.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) (provided that no bounce-back or delivery failure notice is received), personal service or prepaid or certified mail addressed as follows:

If to the Acquired Fund:

26 NTD: VFL Reorganization only.

27 NTD: This does not apply to VFL.

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[●]

With copies (which shall not constitute notice) to:

[●]

If to the Acquiring Fund:

[●]

With copies (which shall not constitute notice) to:

[●]

11.	PUBLICITY

11.1. Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein, including for the avoidance of doubt any transactions relating to the Purchase Agreement, will be made at such time and in such manner as the Acquired Fund, the Acquiring Fund, MFS and Aberdeen mutually shall agree, provided that nothing herein shall prevent any party from making such public announcements as may be required by law, in which case the party issuing such statement or communication shall advise the other party prior to such issuance.

12.	MISCELLANEOUS

12.1. Entire Agreement. This Agreement (including the Acquired Fund Disclosures, any other schedules and exhibits hereto), and other documents and instruments referred to in this Agreement that are to be delivered at the Closing, shall constitute the entire understanding and agreement between the Acquired Fund and the Acquiring Fund and supersede any prior understandings, agreements or representations by or between the Acquired Fund and the Acquiring Fund, written or oral, with respect to the subject matter thereof.

12.2. Headings. The table of contents and the headings of Sections, subsections, paragraphs, schedules and any exhibits are provided for convenience only and are not intended to affect the construction or interpretation of this Agreement.

12.3. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

12.4. Assignment; Successors. No party shall delegate its obligations under this Agreement without the prior written consent of the other party. No party shall assign or otherwise transfer its rights under this Agreement (whether by operation of law or otherwise) without the prior written consent of the other party; provided, that Acquiring Fund may assign, by operation of law or otherwise, in whole or in part, any or all of its rights under this Agreement to one or more of its affiliates, provided, that no such assignment shall relieve any party of its obligations under this Agreement. Any purported assignment or delegation other than as permitted by the express terms of this Agreement shall be void and unenforceable. This Agreement shall bind and inure to the benefit of the parties hereto and their legal representatives and respective successors and permitted assigns.

12.5. Counterparts. This Agreement may be executed in counterparts (including by facsimile, portable document format, or other electronic transmission (e.g. by DocuSign)), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Once each party hereto has executed a copy of this Agreement (including by facsimile, portable document format, or other electronic transmission (e.g. by DocuSign)) and delivered it to the other parties hereto, as applicable, this Agreement shall be considered fully executed and effective, notwithstanding that all parties have not executed

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the same copy. This Agreement shall not be challenged or denied legal effect on the basis of being executed by facsimile, portable document format, or other electronic transmission (e.g. by DocuSign).

12.6. Waiver. At any time before the Closing Date, any of the terms or conditions of this Agreement may be waived by either the Acquired Fund Board or the Acquiring Fund Board (whichever is entitled to the benefit thereof), if, in the judgment of such board after consultation with fund counsel, such action or waiver will not have a material adverse effect on the benefits intended in this Agreement to the shareholders of their respective fund, on behalf of which such action is taken.

12.7. Interpretation. In the negotiation of this Agreement, each party has received advice from its own attorneys. The language used in this Agreement is the language chosen by the parties to express their mutual intent, and no provision of this Agreement shall be interpreted for or against any party because that party or its attorney drafted the provision.

12.8. No Admission. Nothing in this Agreement (including, for the avoidance of doubt, any Section of either the Acquiring Fund Disclosures or the Acquired Fund Disclosures (together, the “Fund Disclosures”)) shall be deemed an admission by either the Acquired Fund or the Acquiring Fund or any of their respective affiliates, in any proceeding involving any Governmental Authority or any other third party, that the Acquired Fund or the Acquiring Fund, respectively, or any such third party or any of their respective affiliates is or is not in breach or violation of, or in default in, the performance or compliance with any term or provisions of any contract, any Law, any governmental authorization, permit or intellectual property of any other person.

[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

[●]

By:
Name: [●]
Title: [●]

[●], solely with respect to Sections 4.3, 8.2, and 11:

By:
Name: [●]
Title: [●]

[●]

By:
Name: [●]
Title: [●]

[●], solely with respect to Sections 4.4, 8.2 and 11

By:
Name: [●]
Title: [●]

Appendix C:     Form of New Management Agreement

FORM OF INVESTMENT ADVISORY AGREEMENT

This AGREEMENT is made and entered into as of [DATE] by and between [ACQUIRING] FUND, a Massachusetts Business Trust (the “Fund”), and ABRDN INC., a Delaware corporation registered under the Investment Advisers Act of 1940, as amended (the “Adviser” and, collectively with its affiliates, “Aberdeen”).

W I T N E S S E T H:

WHEREAS, the Fund has been organized and operates as an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Fund desires to retain the Adviser to furnish certain investment advisory services, as described herein;

WHEREAS, the Adviser is willing and possesses legal authority to render such services subject to the terms and conditions set forth in this Agreement; and

WHEREAS, the Fund and Adviser desire to enter into this Agreement so that the Adviser may provide investment advisory services to the Fund.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1. Appointment as Adviser. The Fund hereby appoints the Adviser to act as the investment adviser to the Fund subject to the terms and conditions set forth in this Agreement. The Adviser hereby accepts such appointment and agrees to furnish the services hereinafter described for the compensation provided for in this Agreement.

2. Duties of Adviser.

(a) Investment Advisory Services.

(i) Subject to the supervision of the Fund’s Board of Trustees (the “Trustees”) , the Adviser will provide, or arrange for the provision of, a continuous investment program and overall investment strategy for the Fund, including investment research and management with respect to all securities and investments and cash equivalents. The Adviser will determine, or arrange for others to determine, from time to time what securities and other investments will be purchased, retained or sold by the Fund and will implement, or arrange for others to implement, such determinations through the placement, in the name of the Fund, of orders for the execution of portfolio transactions with or through such brokers or dealers as may be so selected. The Adviser will provide, or arrange for the provision of, the services under this Agreement in accordance with the stated investment policies and restrictions of the Fund as set forth in the Fund’s registration statement, as supplemented or amended from time to time (collectively referred to hereinafter as the “Prospectus”) and subject to the directions of the Trustees. The Adviser shall exercise discretion regarding any voting rights, rights to consent to corporate actions and any other rights pertaining to the Fund’s investment securities.

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(ii) In rendering investment advisory services, the Adviser may use the resources of investment adviser subsidiaries of Aberdeen Group plc, parent company of the Adviser. These affiliates have entered into a memorandum of understanding / personnel sharing procedures (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management and research services to U.S. clients of the Aberdeen as associated persons of the Adviser. No remuneration is paid by the Fund with respect to the MOU. The Adviser will continue to have responsibility for all advisory services furnished under this Agreement.

(iii) The Adviser may from time to time enter into sub-advisory agreements with respect to the Fund with one or more investment advisers with such terms and conditions as the Adviser may determine, provided that such sub-advisory agreements have been approved in accordance with applicable provisions of the 1940 Act and any rules, regulations or orders of the U.S. Securities and Exchange Commission (the “SEC”) thereunder.

(iv) Subject to the supervision and direction of the Trustees, the Adviser shall (i) have overall supervisory responsibility for the general management and investment of the Fund’s assets and (ii) have full investment discretion to make all determinations with respect to the investment of Fund assets.

(v) The Adviser shall furnish the Trustees with such information and reports regarding the Fund’s investments as the Adviser deems appropriate or as the Trustees may reasonably request.

(b) Compliance with Applicable Laws and Governing Documents. In the performance of its duties and obligations under this Agreement, the Adviser shall act in conformity with the Fund’s Agreement and Declaration of Trust, as from time to time amended and/or restated, and By-Laws, as from time to time amended and/or restated (collectively, the “Governing Documents”), and the Prospectus and with the instructions and directions received from the Trustees and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”) (including the requirements for qualification as a regulated investment company) and all other applicable federal and state laws and regulations. The Adviser agrees to observe and comply with Rule 17j-1 under the 1940 Act and the Fund’s Code of Ethics, as the same may be amended from time to time.

The Adviser acknowledges and agrees that subject to the supervision and directions of the Trustees, it shall be responsible for compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Fund, including, without limitation, the 1940 Act, and the rules and regulations thereunder, except that the Adviser shall not have liability in connection with information furnished by an independent Trustee, independent Trustees’ counsel or any other unaffiliated third party to the Fund or to the Adviser that the Adviser reasonably believes to be accurate and reliable.

(c) Consistent Standards. It is recognized that the Adviser will perform various investment advisory services for entities other than the Fund; in connection with providing such services, the Adviser agrees to exercise the same skill and care in performing its services under this Agreement as the Adviser exercises in performing similar services with respect to the other fiduciary accounts for which the Adviser has investment responsibilities.

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(d) Brokerage. The Adviser is authorized, subject to the supervision of the Trustees, (1) to establish and maintain accounts on behalf of the Fund with, and to place orders for the purchase and sale of assets, with or through, such persons, brokers or dealers (“brokers”) as the Adviser may select, and (2) to negotiate commissions to be paid on such transactions. In the selection of such brokers and the placing of such orders, the Adviser shall seek to obtain for the Fund the most favorable price and execution available, except to the extent the Adviser may be permitted to pay higher brokerage commissions for brokerage and research services, as provided below. In using its reasonable efforts to obtain the most favorable price and execution available, the Adviser, bearing in mind the Fund’s best interests at all times, shall consider all factors it deems relevant, including price, the size of the transaction, the breadth and the nature of the market for the security, the difficulty of the execution, the amount of the commission, if any, the timing of the transaction, market prices and trends, the reputation, experience and financial stability of the broker involved, and the quality of service rendered by the broker in other transactions. Subject to such policies as the Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker that provides brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended) to the Adviser an amount of commission for effecting the Fund’s investment transaction in excess of the amount of commission that another broker would have charged for effecting that transaction, if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to the accounts as to which it exercises investment discretion. Any such research and other information provided by brokers to the Adviser is considered to be in addition to and not in lieu of services required to be performed by it under the Agreement.

It is recognized that the services provided by such brokers may be useful to the Adviser in connection with the Adviser’s services to other clients. On occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Adviser, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner the Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(e) Securities Transactions. The Adviser will not purchase securities or other instruments from or sell securities or other instruments to the Fund; provided, however, the Adviser may purchase securities or other instruments from or sell securities or other instruments to the Fund if such transaction is permissible under applicable laws and regulations, including, without limitation, the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and the rules and regulations promulgated thereunder or any exemption therefrom.

(f) Books and Records. In accordance with the 1940 Act and the rules and regulations promulgated thereunder, the Adviser shall maintain separate books and detailed records of all matters pertaining to the Fund (the “Fund’s Books and Records”), including, without limitation, a daily ledger of such assets and liabilities relating thereto and brokerage and other

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records of all securities transactions. The Adviser acknowledges that the Fund’s Books and Records are property of the Fund. In addition, the Fund’s Books and Records shall be available to the Fund at any time upon request and shall be available for electronic transmission without delay to the Fund during any day that the Fund is open for business.

(g) Voting of Proxies. The Fund grants the Adviser the discretionary authority to exercise voting rights with respect to the securities and other investments in the Fund and authorizes the Adviser to delegate further such discretionary authority to a designee. The Adviser, including without limitation its designee, shall have the power to vote, either in person or by proxy, all securities in which the Fund may be invested from time to time, and shall not be required to seek or take instructions from the Fund or take any action with respect thereto.

The Adviser will establish a written procedure for proxy voting in compliance with current applicable rules and regulations, including but not limited to Rule 30b1-4 under the 1940 Act. The Adviser will adopt procedures and establish a process for the timely distribution of the Adviser’s voting record with respect to the Fund’s securities and other information within the possession or control of the Adviser necessary for the Fund to complete information required by any required filings under applicable laws and regulations, including but not limited to Form N-2 under the 1940 Act and the Securities Act of 1933, as amended , Form N-PX under the 1940 Act, Form N-PORT under the 1940 Act, and Form N-CSR under the Sarbanes-Oxley Act of 2002, as amended, respectively.

3. Expenses.

(a) During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund. The Adviser shall, at its sole expense, employ or associate itself with such persons as it believes to be fitted to assist it in the execution of its duties under this Agreement. The Adviser shall arrange, if desired by the Fund for directors, officers and employees of the Adviser to serve as Trustees, officers or agents of the Fund if duly elected and appointed to such positions and subject to their individual consent and to any limitations imposed by applicable law, including, but not limited to, the 1940 Act.

(b) It is understood that the Fund will pay all of its own expenses in the operations and offering of its shares unless specifically provided otherwise in this Agreement or except to the extent that the Adviser agrees in a written instrument executed by the Adviser to assume or otherwise pay for specified expenses of the Fund, including, without limitation, (1) all charges and expenses of any custodian or depository appointed by the Fund for the safekeeping of its cash, securities and other assets; (2) all charges and expenses paid to any administrator appointed by the Fund to provide administrative or compliance services; (3) the charges and expenses of any transfer agents and registrars appointed by the Fund; (4) the charges and expenses of repurchasing and redeeming shares and servicing shareholder accounts, including investor relations services; (5) the charges and expenses of independent certified public accountants and of general ledger accounting and internal reporting services for the Fund; (6) the charges and expenses of dividend and capital gain distributions; (7) interest charges; (8) the compensation and expenses of Trustees who are not “interested persons” of the Adviser; (9) brokerage commissions

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and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party; (10) all taxes and fees payable by the Fund to Federal, State or other governmental agencies; (11) the cost of preparing, printing and mailing stock certificates representing shares of the Fund; (12) all expenses of shareholders’ and Trustees’ meetings; (13) all expenses of preparing, printing, filing and distributing Prospectuses, proxies, reports and notices to shareholders and regulatory authorities or other governmental entities; (14) all expenses related to the issuance, registration, listing and qualification of shares of the Fund; (15) charges and expenses of legal counsel for the Fund in connection with legal matters relating to the Fund, including without limitation, legal services rendered in connection with the Fund’s existence, financial structure and relations with its shareholders, and legal counsel to the independent Trustees; (16) insurance and bonding premiums; (17) association membership dues; (18) bookkeeping and the costs of calculating the net asset value of shares of the Fund; (19) payment of portfolio pricing to a pricing agent, if any; and (20) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.

(c) The payment or assumption by the Adviser of any expenses of the Fund that the Adviser is not obligated by this agreement to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expenses of the Fund on any subsequent occasion.

4. Compensation. In consideration of the Adviser performing its obligations hereunder, the Fund will pay to the Adviser [a monthly fee computed at the annual rate of [---]%] of the Fund’s average daily managed assets. The Fund’s managed assets shall mean total assets of the Fund, including assets attributable to any form of leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding). If this Agreement is terminated prior to the end of any calendar month, the advisory fee for the Fund shall be prorated and shall be payable within 10 calendar days after the date of termination.

5. Representations and Warranties of Adviser. The Adviser represents and warrants to the Fund as follows:

(a) The Adviser is registered as an investment adviser under the Advisers Act;

(b) The Adviser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

(c) The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its shareholders and/or directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation; (ii) the Adviser’s governing instruments; or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser; and

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(d) The Form ADV of the Adviser provided to the Fund is a true and complete copy of the form as of the date hereof, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Adviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and, as of the date hereof, the information contained in such Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

6. Covenants of the Adviser. The Adviser agrees that it will not deal with itself, or with the Trustees or the Fund’s distributor, if any, as principals in making purchases or sales of securities or other property for the account of the Fund, except as permitted by the 1940 Act and any rules, regulations or orders of the SEC thereunder, will not take a long or short position in the shares of the Fund except as permitted by applicable law, and will comply with all other provisions of the Governing Documents and Prospectus relevant to the Adviser and its directors and officers.

7. Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Adviser pursuant to Article 5 shall survive for the duration of this Agreement and the Adviser shall promptly notify the Fund in writing upon becoming aware that any of the foregoing representations and warranties are no longer true or accurate in all material effects.

8. Liability and Indemnification.

(a) Liability. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or a reckless disregard of its duties hereunder, the Adviser shall not be subject to any liability to the Fund, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Fund assets; provided, however, that nothing herein shall relieve the Adviser from any of its obligations under applicable law, including, without limitation, the federal and state securities laws.

(b) Indemnification. The Adviser shall indemnify the Fund and its officers and Trustees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.

9. Duration, Termination, Assignment and Amendment.

(a) Duration. This Agreement shall be executed and become effective as of the date written above, only if approved by the vote of a majority of the outstanding voting securities of the Fund as that term is defined in the 1940 Act. Unless sooner terminated, this Agreement shall continue for an initial period of no more than two years, and thereafter shall continue automatically for successive annual periods; provided that such continuance is specifically approved at least annually in the manner required by the 1940 Act.

(b) Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time, without payment of any penalty by vote

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of a majority of the Trustees, or, with respect to the Fund, by “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, or by the Adviser, in each case, upon not less than sixty (60) days’ written notice to the other party.

(c) Assignment. This Agreement shall not be assigned (as such term is defined in the 1940 Act) and shall terminate automatically in the event of its assignment.

(d) Amendment. This Agreement may be amended by mutual consent of the parties, provided that the terms of each such amendment shall be in writing and are approved by “vote of a majority of the outstanding voting securities” of the Fund (if such shareholder approval is required by the 1940 Act).

10. Services Not Exclusive. The services furnished by the Adviser hereunder are not to be deemed exclusive, and the Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. It is understood that the action taken by the Adviser under this Agreement may differ from the advice given or the timing or nature of action taken with respect to other clients of the Adviser, and that a transaction in a specific security may not be accomplished for all clients of the Adviser at the same time or at the same price.

11. Governing Law. This Agreement shall be governed by the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the U.S. District Court for the District of Massachusetts, or if such action may not be brought in that court, then such action shall be brought in the Massachusetts Superior Court (the “Chosen Courts”). Each party consents to jurisdiction in the Chosen Courts; (b) waives any objection to venue in each Chosen Court and (c) waives any objection that either Chosen Court is an inconvenient forum.

12. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall together constitute one and the same instrument.

13. Certain Definitions. For the purposes of this Agreement and except as otherwise provided herein, “interested person,” “affiliated person,” “assignment,” and “vote of a majority of outstanding voting securities” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

14. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

15. Severability. If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

16. Scope of Fund’s Obligations. A copy of the Fund’s Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Adviser acknowledges that this Agreement is executed on behalf of the Trustees of the Fund as Trustees and not individually and that the obligations arising out of this Agreement are not binding upon any of the

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Fund’s Trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Fund.

17. No Third-Party Beneficiaries. This Agreement does not, and is not intended to, create any third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any person other than the parties and their respective successors and permitted assigns.

[The remainder of this page is intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers after market close on the ___ day of _______ 2026.

[ACQUIRING] FUND

By
Name
Title

ABRDN INC.

By
Name
Title
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Appendix D:     Biographical Information of the Current Board of each Trust

Current Trustees’ Biographical Information

The Trustees of the Trusts as of October 31, 2025, are listed below, together with their principal occupations during the past five years (their titles may have varied during that period). Unless otherwise noted, each current Trustee listed above served as a member of the Board of 142 funds within the MFS Family of Funds (the “MFS Funds”) as of October 31, 2025. The address of each Trustee is c/o MFS, 111 Huntington Avenue, Boston, Massachusetts 02199.

Effective as of the election and qualification of the nominees at the 2025 Annual Meeting of Shareholders, the Board has fixed the number of Trustees of each Trust at twelve (12). Under the provisions of each Trust’s Declaration of Trust, the Trustees are divided into three classes, each having a term of three years. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of an Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board). Laurie J. Thomsen will reach 20 years of service in 2025 and is expected to retire effective December 31, 2025 pursuant to the Board’s retirement policy.

Name, Age	Position(s) Held With Trust	Trustee Since(1)	Current Term Expiring(2)	Principal Occupations During The Past Five Years	Other Directorships During the Past Five Years(3)
INTERESTED TRUSTEE

Michael W. Roberge(4) (age 59)	Trustee	January 2021	2026	Massachusetts Financial Services Company, Chair (since January 2021); Chief Executive Officer (until 2024); Director; Chairman of the Board (since January 2022)	N/A

INDEPENDENT TRUSTEES

John P. Kavanaugh (age 70)	Trustee and Chair of Trustees	January 2009	2025(5) 2026(6)	Private investor	N/A

Steven E. Buller (age 74)	Trustee	February 2014	2026	Private investor	N/A

John A. Caroselli (age 71)	Trustee	March 2017	2027	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A

Maureen R. Goldfarb (age 70)	Trustee	January 2009	2025	Private investor	N/A

Peter D. Jones (age 70)	Trustee	January 2019	2026	Private investor	N/A
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Name, Age	Position(s) Held With Trust	Trustee Since(1)	Current Term Expiring(2)	Principal Occupations During The Past Five Years	Other Directorships During the Past Five Years(3)

James W. Kilman, Jr. (age 64)	Trustee	January 2019	2027

Burford Capital Limited (finance and investment management), Senior Advisor (since 2021), Chief Financial Officer (2019 – 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)

					N/A

Clarence Otis, Jr. (age 69)	Trustee	March 2017	2027	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director

Maryanne L. Roepke (age 69)	Trustee	May 2014	2025(5) 2028(6)	Private investor	N/A

Paula E. Smith (age 62)	Trustee	January 2025	2025	Private investor; PricewaterhouseCoopers LLP (accounting), Partner (until June 2023)	N/A

Laurie J. Thomsen(7) (age 68)	Trustee	March 2005	2025	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Darrell A. Williams (age 66)	Trustee	January 2025	2026	DuSable Group, LLC (financial advisory and consulting services), Founder & Managing Member (since June 2023), Loop Capital LLC (investment banking, brokerage and advisory services), Managing Partner (2018 – 2020) and Managing Director (2020 – March 2023)	N/A

(1)	Date first appointed to serve as Trustee of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise.

(2)	An Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years or service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

(3)	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

(4)	“Interested person” of the Trust within the meaning of the 1940 Act, which is the principal federal law governing investment companies like the Trusts, as a result of holding a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199.

(5)	For MFS Municipal Income Trust, Mr. Kavanaugh and Ms. Roepke serve as Trustees elected by the holders of preferred shares for a one-year term.

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(6)	For MFS Multimarket Income Trust, Mr. Kavanaugh and Ms. Roepke serve as Trustees elected by holders of common shares for a three-year term.

(7)	Laurie J. Thomsen will reach 20 years of service in 2025 and is expected to retire effective December 31, 2025 pursuant to the Board’s retirement policy.

Current Trustees’ Experience, Qualification, and Skills

In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trusts, were in the past a significant factor in the determination that the individual should serve as a Trustee of the Trusts. Following is a summary of each Trustee’s professional experience and additional considerations that have in the past contributed to the Board’s conclusion that an individual should serve on the Board:

Current Interested Trustee:

Michael W. Roberge

Mr. Roberge is Chairman of MFS (the MFS Funds’ investment adviser) and Chairman of the MFS Board of Directors. As Chief Executive Officer of MFS from 2017 through 2024, Mr. Roberge set the strategic priorities for MFS, leading a team responsible for the investment, distribution, finance, human resources, legal and technology functions at the firm. He has substantial executive and investment management experience, having worked for MFS for over 28 years.

Current Independent Trustees:

Steven E. Buller, CPA

Mr. Buller has substantial accounting, investment management, and executive experience at firms within the investment management industry. Mr. Buller was the Chief Financial Officer and Managing Director of BlackRock, Inc. (“BlackRock”), where he oversaw BlackRock’s tax department, internal audit and control functions, and the global corporate and investment company accounting policy. Prior to joining BlackRock, Mr. Buller was an auditor at Ernst & Young LLP for over 30 years, where he served as Global Director of Asset Management and as the audit partner for various investment company complexes. Mr. Buller was chairman of the Financial Accounting Standards Advisory Council, and was a member of the Standing Advisory Group of the Public Company Accounting Oversight Board (“PCAOB”). He has also served on the board of BlackRock Finco UK, a privately-held company.

John A. Caroselli

Mr. Caroselli has substantial senior executive experience in the financial services industry. Mr. Caroselli is the president of JC Global Advisors, LLC, where he provides consulting services with specialization in strategy development and execution, merger integration, market growth plan design and organizational development. He served as Executive Vice President and Chief Development Officer of First Capital Corporation, Executive Vice President and Chief Strategy Officer of KeySpan Corporation, and Executive Vice President of Corporate Development of AXA Financial. Mr. Caroselli also held senior officer positions with Chase Manhattan Corporation, Chemical Bank, and Manufacturers Hanover Trust.

Maureen R. Goldfarb

Ms. Goldfarb has substantial executive and board experience at firms within the investment management industry. She was the Chief Executive Officer and Chairman of the Board of Trustees of the John Hancock Funds and an Executive Vice President of John Hancock Financial Services, Inc. Prior to joining John Hancock, Ms. Goldfarb was a Senior Vice President with Massachusetts Mutual Life Insurance Company. She also held various marketing, distribution, and portfolio management positions with other investment management firms. Ms. Goldfarb is a former member of the Board of Governors of the Investment Company Institute.

Peter D. Jones

Mr. Jones has substantial senior executive, accounting and investment management experience at firms within the investment management industry. Mr. Jones was the Chairman of Franklin Templeton Institutional, LLC and President of Franklin Templeton Distributors Inc. Mr. Jones formerly was the President of IDEX Distributors, Inc., which oversaw the formation and launch of IDEX Mutual Funds (now part of Transamerica Funds). Mr. Jones is a member of the Investment Advisory Council of the Florida State Board of Administration. Mr. Jones was formerly a CPA and served as Tax Manager at PricewaterhouseCoopers in Tampa, Florida and Atlanta, Georgia. Mr. Jones is a member of the Governing Council of the Independent Directors Council, a unit of the Investment Company Institute which serves the mutual fund director community. Mr. Jones is also a member of the Investment Committee and a former trustee of the Florida State University Foundation.

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John P. Kavanaugh

Mr. Kavanaugh has substantial executive, investment management, and board experience at firms within the investment management and mutual fund industry and is a Chartered Financial Analyst. He was the Chief Investment Officer of The Hanover Insurance Group, Inc., and the President and Chairman of Opus Investment Management, Inc., an investment adviser. Mr. Kavanaugh held research and portfolio management positions with Allmerica Financial and PruCapital, Inc. He previously served on the board of the Independent Directors Council, a unit of the Investment Company Institute which serves the mutual fund independent director community.

James W. Kilman, Jr.

Mr. Kilman has substantial senior executive and investment banking management experience at firms within the investment management industry. Mr. Kilman is currently a Senior Advisor to Burford Capital Limited, a global finance and investment management firm focusing on the law, and the Chief Executive Officer of KielStrand Capital LLC, a family office that makes and manages investments and oversees philanthropic activities. Previously, Mr. Kilman served as the Chief Financial Officer of Burford Capital Limited. Mr. Kilman formerly was the Vice Chairman, Co-Head of Diversified Financials Coverage in the Financial Institutions Banking Group at Morgan Stanley & Co. Prior to joining Morgan Stanley, Mr. Kilman was Managing Director in the Advisory Group within the Fixed Income Division’s Mortgage Department at Goldman Sachs & Co. Mr. Kilman also held managerial and investment positions with ABN AMRO Inc. and PaineWebber Inc.

Clarence Otis, Jr.

Mr. Otis has substantial executive, financial, and board experience at publicly-traded and privately-held companies. Mr. Otis was the Chairman and Chief Executive Officer of Darden Restaurants, Inc., the world’s largest full-service restaurant company, and where he previously served in other senior positions at Darden Restaurants, including Chief Financial Officer and Executive Vice President. Mr. Otis is a director of VF Corporation, Verizon Communications, Inc., and The Travelers Companies. He is a former director of the Federal Reserve Bank of Atlanta.

Maryanne L. Roepke

Ms. Roepke has substantial executive and compliance experience within the investment management industry. She was a Senior Vice President and the Chief Compliance Officer of American Century Investments, Inc., where she worked for over 30 years. Ms. Roepke served on the board of the American Century SICAV, a mutual fund complex. She is a former member of the Investment Company Institute’s Chief Compliance Officer Committee and Risk Management Advisory Committee.

Paula E. Smith

Ms. Smith has substantial senior executive, operational and auditing and accounting experience in the financial services industry. Ms. Smith was an auditor at PricewaterhouseCoopers LLP (“PwC”) for over 35 years where she was the lead engagement partner for a number of global financial services firms and served in various asset management industry, operational and human capital related leadership roles, including serving as UK Asset Management Leader. Prior to joining PwC, Ms. Smith worked in the mutual fund accounting department at State Street. She is a former board member of Nicsa, an asset management trade association.

Laurie J. Thomsen

Ms. Thomsen has substantial venture capital financing experience, as well as board experience at publicly-traded and privately-held companies. Ms. Thomsen was a co-founding General Partner of Prism Venture Partners, a venture capital firm investing in healthcare and technology companies, and served as an Executive Partner of New Profit, Inc., a venture philanthropy firm. Prior to that, she was a General Partner at Harbourvest Partners, a venture capital firm. Ms. Thomsen is a director of The Travelers Companies, Inc. and Dycom Industries, Inc.

Darrell A. Williams

Mr. Williams has substantial executive and board experience in the financial services industry. Mr. Williams is founder and Managing Member of DuSable Group, LLC, where he provides financial advisory and consulting services to clients. Prior to that, he served in various roles, including as Managing Director, at Loop Capital LLC, a full-service investment bank, brokerage and advisory firm that provides investment services to institutional clients. Mr. Williams is a former board member of Amalgamated Bank of Chicago and Intrado Inc., where he chaired the company’s audit committee.

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Appendix E:     Trustee Share Ownership Information

Table 1: Nominee Share Ownership

The following table shows the dollar range of equity securities beneficially owned by each Trustee of each (a) Trust, (b) on an aggregate basis, in the Trusts and the Target Funds, and (c) on an aggregate basis, in the Aberdeen Funds overseen by the Nominees, as of October 31, 2025.

Name	MFS Multimarket Income Trust	MFS Municipal Income Trust	Aggregate Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Companies Overseen By Nominees in the Aberdeen Family of Investment Companies[1]
INTERESTED TRUSTEE
Christian Pittard	None	None	None	None

INDEPENDENT TRUSTEES
Todd Reit	None	None	None	Over $100,000
Nancy Yao	None	None	None	Over $100,000
C. William Maher	None	None	None	Over $100,000
Gordon Baird	None	None	None	$10,001 – $50,000

(1)	“Aberdeen Family of Investment Companies” means those registered investment companies that are advised by Aberdeen and that hold themselves out to investors as related companies for purposes of investment and investor services.

Table 2: Current Trustee Share Ownership

The Board has adopted a policy requiring that each Independent Trustee shall have invested on an aggregate basis, within two years of membership on the Board, an amount equal to his or her prior calendar year’s base retainer and meeting attendance fees in shares of the MFS Funds.

The following table shows the dollar range of equity securities beneficially owned by each Trustee (a) of each Trust and (b) on an aggregate basis, in the MFS Funds overseen by the Trustees, as of October 31, 2025.

Name	MFS Multimarket Income Trust	MFS Municipal Income Trust	Aggregate Dollar Range of Equity Securities in All MFS Funds Overseen By Current Trustees
INTERESTED TRUSTEE
Michael W. Roberge	None	None	Over $100,000

INDEPENDENT TRUSTEES
Stephen E. Buller	$50,001 – $100,000	None	Over $100,000
John A. Caroselli	None	None	Over $100,000
Maureen R. Goldfarb	None	None	Over $100,000
Peter D. Jones	None	None	Over $100,000
John P. Kavanaugh	$1 – $10,000	$10,001 – $50,000	Over $100,000
James W. Kilman, Jr.	None	None	Over $100,000
Clarence Otis, Jr.	None	None	Over $100,000
Maryanne L. Roepke	None	None	Over $100,000
Laurie J. Thomsen	None	None	Over $100,000
Paula E. Smith	None	None	Over $100,000
Darrell A. Williams	None	None	None

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Appendix F:     Current Trustee Compensation

The table below shows the cash compensation paid to the Trustees by each Trust during the fiscal year ended on October 31, 2025. In addition, the last row of the table below includes information regarding the aggregate compensation paid by all of the investment companies that comprise the MFS-sponsored Funds to the Independent Trustees for the calendar year ended December 31, 2024. Interested Trustee(s) receives no compensation from any Trust for their services as Trustee(s).

	Name and Position
	Interested Trustee	Independent Trustees
Aggregate Compensation Paid by the Trusts	Michael W. Roberge	Steven E. Buller	John A. Caroselli	Maureen R. Goldfarb	Peter D. Jones	John P. Kavanaugh	James W. Kilman Jr.	Clarence Otis Jr.	Maryanne L. Roepke	Paula E. Smith[1]	Laurie J. Thomsen	Darrell A. Williams[2]

MFS Multimarket Income Trust	Not Applicable	$1,628	$1,621	$699	$1,611	$789	$697	$1,611	$699	$569	$690	$1,269
MFS Municipal Income Trust	Not Applicable	$1,744	$1,735	$812	$1,722	$928	$810	$1,722	$812	$660	$802	$1,360
Retirement Benefits Accrued as Part of Trust Expense	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Total Trustee Compensation Paid by Trust and Fund Complex[3]	Not Applicable	$489,500	$482,500	$474,500	$472,000	$568,000	$464,000	$472,000	$474,500	Not Applicable	$474,500	Not Applicable

[1]	Ms. Smith became a Trustee of the Trusts on January 1, 2025.

[2]	Mr. Williams became a Trustee of the Trusts on January 1, 2025.

[3]	For the calendar year 2024 for 134 funds that paid Trustee compensation.

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Appendix G:     Current Board Structure, Leadership and Oversight

The current Board of Trustees, which oversees each Trust, provides broad supervision over the affairs of each Trust. Those Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust or the investment adviser are referred to as “Independent Trustees” throughout this Proxy Statement. The Board currently consists of twelve (12) Trustees, eleven (11) of whom are Independent Trustees. An Independent Trustee serves as Chair of the Board.

The Trustees generally hold at least six regular meetings each calendar year. These regular meetings generally take place over a two-day period. The performance and operations of each of the Trusts is reviewed by the Trustees at each meeting and more in-depth reviews of particular Trusts are conducted by the Trustees throughout the year. During the fiscal years ended October 31, 2025, each Trust held six Board meetings. Each current Trustee attended at least 75% of the Board and applicable committee meetings noted for each Trust.

Taking into account the number, the diversity, and the complexity of the MFS Funds (as defined below) overseen by the current Board and the aggregate amount of assets under management in the Trusts, the Board has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain specific matters to Committees of the current Board. Each of the seven standing Committees of the current Board, to which the Board has delegated certain authority and oversight responsibilities, consists exclusively of Independent Trustees. In connection with each of the current Board’s regular meetings, the Independent Trustees meet separately from MFS with their counsel. The Independent Trustees also meet regularly with the Trusts’ Chief Compliance Officer (who is also MFS’ Chief Compliance Officer) to receive reports regarding the compliance of the Trusts with the federal securities laws and the Trusts’ compliance policies and procedures. The current Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the Trusts.

The Trusts have retained MFS as their investment adviser and administrator. MFS provides the Trusts with investment advisory services, and is responsible for day-to-day administration of the Trusts and management of the risks that arise from the Trusts’ investments and operations. Certain employees of MFS serve as the Trusts’ officers, including the Trusts’ principal executive officer and principal financial and accounting officer. The current Board provides oversight of the services provided by MFS and its affiliates, including the risk management activities of MFS and its affiliates (including those related to cybersecurity). In addition, each Committee of the Board provides oversight of its risk management activities with respect to the particular activities within the Committee’s purview. In the course of providing oversight, the Board and the Committees receive a wide range of reports on the Trusts’ activities, including reports on each Trust’s investment portfolio, the compliance of the Trusts with applicable laws, and the Trusts’ financial accounting and reporting. The Board also meets periodically with the portfolio managers of each Trust to receive reports regarding the management of each Trust, including its investment risks. The Board and the relevant Committees meet periodically with MFS’ Global Head of Enterprise Risk to receive reports on MFS’ and its affiliates’ risk management activities, including their efforts to (i) identify key risks that could adversely affect the Trusts or MFS; (ii) implement processes and controls to mitigate such key risks; and (iii) monitor business and market conditions in order to facilitate the processes described in (i) and (ii) above. In addition, the Board and the relevant Committees oversee risk management activities related to the key risks associated with services provided by various non-affiliated service providers through the receipt of reports prepared by MFS, and, in certain circumstances, through the receipt of reports directly from service providers, such as in the case of each Trust’s auditor and custodian. As the Trusts’ operations are carried out by service providers, the Board’s oversight of the risk management processes of the service providers, including processes to address cybersecurity and other operational failures, is inherently limited.

Information regarding the composition and function of the Committees of the current Board, as well as the number of times each Committee met during each Trust’s most recent fiscal year, appears below.

Name of Committee	Number of Meetings in Fiscal Year	Functions	Current Members(2)
AUDIT COMMITTEE	9	Oversees the accounting and auditing procedures of the Trust and, among other duties, considers the selection of the independent accountants for the Trust and the scope of the audit, and considers the effect on the independence of those accountants of any non-audit services such accountants provide to the Trust and any audit or non-audit services such accountants provide to	Buller*(3), Caroselli*, Jones*, Otis, Jr.*(3), and Williams*(3)

Name of Committee	Number of Meetings in Fiscal Year	Functions	Current Members(2)
		other MFS Funds, MFS and/or certain affiliates. The Committee is also responsible for establishing procedures for the receipt, retention, and treatment of complaints received by the Trust regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission of concerns regarding questionable fund accounting matters by officers of the Trust and employees of the Trust’s investment adviser, administrator, principal underwriter, or any other provider of accounting-related services to the Trust. Reviews and evaluates the contractual arrangements of the Trust relating to custody and fund accounting services, and makes recommendations to the full Board on these matters.
COMPLIANCE COMMITTEE	4	Oversees the development and implementation of the Trust’s regulatory and fiduciary compliance policies, procedures, and practices under the 1940 Act, and other applicable laws, as well as oversight of compliance policies of the Trust’s investment adviser and certain other service providers as they relate to Trust activities. The Trust’s Chief Compliance Officer assists the Committee in carrying out its responsibilities.	Goldfarb*, Kilman, Jr.*, Roepke*, Smith*, and Thomsen*
CONTRACTS REVIEW COMMITTEE	4	Requests, reviews, and considers the information deemed reasonably necessary to evaluate the terms of the investment advisory and principal underwriting agreements and the Plan of Distribution under Rule 12b-1 that each MFS Fund, as applicable, proposes to renew or continue, and to make its recommendations to the full Board on these matters.	All Independent Trustees of the Board (Buller, Caroselli, Goldfarb, Jones, Kavanaugh, Kilman, Jr., Otis, Jr., Roepke, Smith, Thomsen, and Williams)
NOMINATION AND COMPENSATION COMMITTEE	2	Recommends qualified candidates to the Board in the event that a position is vacated or created. The Committee will consider recommendations by shareholders when a vacancy exists. Shareholders wishing to recommend candidates for Trustee for consideration by the Committee may do so by writing to the Trust’s Secretary at the principal executive office of the Trust. Such recommendations must be accompanied by biographical and occupational data on the candidate (including whether the candidate would be an “interested person” of the Trust), a written consent by the candidate to be named as a nominee and to serve as Trustee if elected, record and ownership information for the recommending shareholder with respect to the Trust, and a description of any arrangements or understandings regarding recommendation of the candidate for consideration. The Committee is also responsible for making recommendations to the Board regarding any necessary standards or qualifications for service on the Board. The	All Independent Trustees of the Board (Buller, Caroselli, Goldfarb, Jones, Kavanaugh, Kilman, Jr., Otis, Jr., Roepke, Smith, Thomsen, and Williams)

Name of Committee	Number of Meetings in Fiscal Year	Functions	Current Members(2)
		Committee also reviews and makes recommendations to the Board regarding compensation for the Independent Trustees.
PORTFOLIO TRADING AND MARKETING REVIEW COMMITTEE	4	Oversees the policies, procedures, and practices of the Trust with respect to brokerage transactions involving portfolio securities as those policies, procedures, and practices are carried out by MFS and its affiliates. The Committee also oversees the lending of portfolio securities, the Trust’s borrowing and lending policies, and the administration of the Trust’s proxy voting policies and procedures by MFS. The Committee also oversees the policies, procedures, and practices of the Applicable Fund Service Providers with respect to the selection and oversight of the Trust’s counterparties in derivatives, repurchase and reverse repurchase agreements, and similar investment-related transactions. The Committee is also responsible for oversight of the Trust’s derivatives risk management program. In addition, the Committee receives reports from MFS regarding the policies, procedures, and practices of MFS and its affiliates in connection with their marketing and distribution of shares of the MFS Funds.	All Independent Trustees of the Board (Buller, Caroselli, Goldfarb, Jones, Kavanaugh, Kilman, Jr., Otis, Jr., Roepke, Smith, Thomsen, and Williams)
PRICING COMMITTEE	4	Oversees the determination of the value of the portfolio securities and other assets held by the Trust. The Committee delegates primary responsibility for carrying out these functions to MFS pursuant to the Trust’s valuation policy and procedures approved by the Committee and adopted by the Board of Trustees. The Committee has designated MFS as the Trust’s “valuation designee” whereby MFS is responsible for determining the fair values of portfolio securities and other assets held by the Trust for which market quotations are not readily available pursuant to MFS’ fair valuation policy and procedures. MFS’ fair valuation policy and procedures includes, among other things, methodologies and processes to be followed by MFS in determining the fair value of portfolio securities and other assets held by the Trust for which market quotations are not readily available. The Committee meets periodically with the members of MFS’ internal valuation committee to review and assess MFS’ fair valuation process and other pricing determinations made pursuant to the Trust’s valuation policy and procedures and MFS’ fair valuation policy and procedures, and to review the policies and procedures themselves. The Committee is also responsible for oversight of the Trust’s liquidity risk management program. The Committee exercises the responsibilities of the Board under the Policy for Compliance with	Buller*, Goldfarb*, Kilman, Jr.*, Smith*, and Thomsen*

Name of Committee	Number of Meetings in Fiscal Year	Functions	Current Members(2)
		Rule 2a-7 approved by the Board on behalf of each MFS Fund which holds itself out as a “money market fund” in accordance with Rule 2a-7 under the 1940 Act.
SERVICES CONTRACTS COMMITTEE	4	Reviews and evaluates the contractual arrangements of the MFS Funds relating to transfer agency, sub-transfer agency, administrative, and insurance services, and makes recommendations to the full Board on these matters.	Caroselli*, Jones*, Otis, Jr.*, Roepke*, and Williams*

(2)	Independent Trustees. Although Mr. Kavanaugh is not a member of all Committees of the Board, he is invited to and attends many of the Committees’ meetings in his capacity as Chair of the Board.

(3)	Audit Committee Financial Expert.

*	Independent Trustees.

Audit Committee

Each Trust’s current Audit Committee consists only of Independent Trustees. Each Trust’s Audit Committee’s statement on the Trust’s most recent audited financials is included above under the heading “Trust Information—Independent Registered Public Accounting Firm” in this Proxy Statement. Each Trust’s current Board has adopted a written charter for the Audit Committee. A copy of the Audit Committee’s charter is available at www.mfs.com. To access a copy of the Audit Committee’s charter, after entering the website by entering “United States” as your location and entering “Individual Investor” as your role if you have not already done so, hover your cursor over “Products & Strategies,” and then click on “Closed End Funds” under the “Investment Options” heading. Next, use the drop-down menu and click on the Trust name, then click on the “Resources” tab, then click on the “Reports & Other Documents” tab, and then click on “Audit Committee Charter.”

Nomination and Compensation Committee

The current Trustees have adopted a written charter for the Nomination and Compensation Committee. A copy of the Nomination and Compensation Committee’s charter is available at www.mfs.com. To access a copy of the Nomination and Compensation Committee’s charter, after entering the website by entering “United States” as your location and entering “Individual Investor” as your role if you have not already done so, hover your cursor over “Products & Strategies,” and then click on “Closed End Funds” under the “Investment Options” heading. Next, use the drop-down menu and click on the Trust name, then click on the “Resources” tab, then click on the “Reports & Other Documents” tab, and then click on “Nomination and Compensation Committee Charter.”

Each Trust’s current Nomination and Compensation Committee consists only of Independent Trustees.

The current Nomination and Compensation Committee requires that Trustee candidates have a college degree or equivalent business experience, but has not otherwise established specific, minimum qualifications that must be met by an individual to be considered by the Committee for nomination as a Trustee. The Nomination and Compensation Committee may take into account a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial expertise; (v) an assessment of the candidate’s ability, judgment and expertise; (vi) overall diversity of the composition of the Board; and (vii) such other factors as the Committee deems appropriate. While the Committee has not adopted a particular definition of diversity, when considering a nominee’s and the Board’s diversity, the Committee generally considers the manner in which each nominee’s professional experience, expertise in matters that are relevant to the oversight of the Trust (e.g., investment management, distribution, accounting, trading, compliance, legal), general leadership experience, and life experience (including with respect to gender and ethnicity) are complementary and, as a whole, contribute to the ability of the Board to oversee the Trust. The Nomination and Compensation Committee may consider candidates for Trustee recommended by each Trust’s current Trustees, officers or shareholders or by MFS or any other source deemed appropriate by the Nomination and Compensation Committee. The Nomination and Compensation Committee may, but is not required to, retain a third-party search firm at the applicable Trust’s expense to identify potential candidates.

The Nomination and Compensation Committee will review and consider nominees recommended by shareholders to serve as Trustee, provided that the recommending shareholder follows the Procedures for Shareholders to Submit Nominee Candidates, which are set forth as Appendix B to the Trusts’ Nomination and Compensation Committee Charter (which is available at www.mfs.com). Among other requirements, these procedures provide that the recommending shareholder must submit any recommendation in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust. Any recommendation must include certain biographical information and other information regarding the candidate and the recommending shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The Nomination and Compensation Committee takes the diversity of a particular nominee and the overall diversity of the Board into account when considering and evaluating nominees for trustee. The foregoing description is only a summary.

The Nomination and Compensation Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of a Trust.

Appendix H:     Officer Information

Proposed Officers of the Trusts

The table below provides information regarding the new slate of officers expected to be elected or appointed into office for the Trusts by the New Board, as of October 31, 2025, together with their principal occupations during the past five years (their titles may have varied during that period). If elected or appointed, each officer would hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office. The address of each officer is c/o Aberdeen, 1900 Market Street, Suite 200, Philadelphia, PA 19103.

H-1

Name, Year of Birth	Expected Position(s) to be Held with Trust	Principal Occupations During the Past Five Years
Jonathan Mondillo	Vice President	Currently, Global Head of Fixed Income. He joined Aberdeen in 2018.
Miguel Laranjeiro	Vice President	Currently, Investment Director, Municipals for Aberdeen. Mr. Laranjeiro joined Aberdeen in 2018.
Katie Gebauer Year of Birth: 1986	Chief Compliance Officer and Vice President – Compliance	Currently, Ms. Gebauer is Head of US Registered Fund Compliance. for Aberdeen. She serves as the Chief Compliance Officer for Aberdeen. US closed-end funds, open-end funds and ETFs. Ms. Gebauer joined abrdn Inc. in 2014.
Lucia Sitar Year of Birth: 1971	Vice President	Currently, Vice President and U.S. Counsel - Head of Product Governance – Americas for Aberdeen since 2020. Previously, Ms. Sitar was Managing U.S. Counsel for Aberdeen Ms. Sitar joined Aberdeen as U.S. Counsel in July 2007.
Sharon Ferrari Year of Birth: 1977	Treasurer and Chief Financial Officer	Currently, Director - Product Management for Aberdeen Ms. Ferrari joined Aberdeen as a Senior Fund Administrator in 2008.
Alan Goodson Year of Birth: 1974	President	Currently, Executive Director and Head of Product & Client Solutions – Americas for Aberdeen, overseeing Product Management, Governance, Development and Client Solutions for registered and unregistered investment companies in the U.S., Brazil and Canada. Mr. Goodson is Director and Vice President of Aberdeen and joined Aberdeen in 2000.
Heather Hasson Year of Birth: 1982	Vice President	Currently, Senior Product Governance Manager for Aberdeen Ms. Hasson joined Aberdeen in 2006.
Robert Hepp Year of Birth: 1986	Vice President	Currently, Senior Product Governance Manager - US at Aberdeen Mr. Hepp joined Aberdeen as a Senior Paralegal in 2016.
Megan Kennedy Year of Birth: 1974	Vice President and Secretary	Currently, Senior Director, Product Governance for Aberdeen Ms. Kennedy joined Aberdeen in 2005.
Michael Marisco Year of Birth: 1980	Vice President	Currently, Senior Product Manager - US for Aberdeen. Mr. Marsico joined Aberdeen as a Fund Administrator in 2014.
Andrew Kim Year of Birth: 1983	Vice President	Currently, Senior Product Governance Manager - Attorney for abrdn. Mr. Kim joined Aberdeen in 2013.
Michael Taggart	Vice President	Currently, Head of Closed-End Fund Investor Relations at Aberdeen. Prior to that, he was Vice President of Investment Research and Operations at Relative Value Partners, LLC from June 2022. Prior to that, he was self-employed after having left Nuveen in November 2020, where he had serviced as Vice President of Closed-End Fund Product Strategy since November 2013.
H-2

Current Officers of the Trusts

The officers of the Trusts, as of October 31, 2025, are listed below, together with their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office. Each Trust’s officers held comparable positions with the 142 funds in the MFS Family of Funds as of October 31, 2025, and with certain affiliates of MFS. The address of each officer is c/o MFS, 111 Huntington Avenue, Boston, Massachusetts 02199.

Name, Age	Position(s) Held with Trust	Officer Since(1)	Principal Occupations During the Past Five Years(2)
William T. Allen(3) age 58	Deputy Assistant Treasurer	April 2024	Massachusetts Financial Services Company, Vice President
Brian Balasco(3) age 48	Assistant Treasurer	April 2024	Massachusetts Financial Services Company, Vice President
Christopher R. Bohane(3) age 51	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Deputy General Counsel
James L. Byrne(3) age 49	Assistant Treasurer	April 2024	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr.(3) age 58	Deputy Treasurer	April 2017	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo(3) age 57	President	July 2005	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin(3) age 58	Secretary and Clerk	April 2017	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld(3) age 52	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux(3) age 49	Chief Compliance Officer	March 2022	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021); Senior Director Compliance (2021-2022); Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022)
Amanda S. Mooradian(3) age 46	Assistant Secretary and Assistant Clerk	September 2018	Massachusetts Financial Services Company, Vice President and Senior Counsel
H-3

Name, Age	Position(s) Held with Trust	Officer Since(1)	Principal Occupations During the Past Five Years(2)
Susan A. Pereira(3) age 54	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips(3) age 54	Treasurer	September 2012	Massachusetts Financial Services Company, Vice President
Michael D. Refkofsky(3) age 46	Assistant Treasurer	September 2025	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe(3) age 50	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
William B. Wilson(3) age 43	Assistant Secretary and Assistant Clerk	October 2022	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

(1)	Date first appointed to serve as Officer of an MFS Fund. From January 2012 through December 2016, Mr. DiLorenzo served as Treasurer of the applicable MFS Funds. From September 2012 through March 2024, Ms. Phillips served as Assistant Treasurer of the MFS Funds. From April 2017 through March 2024, Mr. Clark served as Assistant Treasurer of the applicable MFS Funds.

(2)	Officers do not serve as directors or trustees of companies required to report to the SEC (i.e., “public companies”).

(3)	“Interested person” of the Trust within the meaning of the 1940 Act, which is the principal federal law governing investment companies like the Trusts, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199.
H-4

Appendix I:     Independent Registered Public Accounting Firm Fees

For each Trust’s last two fiscal years, fees billed by each Trust’s Independent Registered Public Accounting Firm for services provided directly to each Trust:

October 31, 2025	Independent Registered Public Accounting Firm	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
MFS Multimarket Income Trust	E&Y	$73,765	$14,831	$259	$0
MFS Municipal Income Trust	Deloitte	$74,872	$10,000	$0	$0

October 31, 2024	Independent Registered Public Accounting Firm	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
MFS Multimarket Income Trust	E&Y	$72,055	$14,482	$267	$0
MFS Municipal Income Trust	Deloitte	$72,902	$10,000	$0	$0

For each Trust’s last two fiscal years, fees billed by each Trust’s Independent Registered Public Accounting Firm for services provided to the Trust’s Service Affiliates that relate directly to such Trust’s operations and financial reporting:

October 31, 2025	Independent Registered Public Accounting Firm	Audit-Related Fees#	Tax Fees#	All Other Fees#
Service Affiliates of MFS Multimarket Income Trust	E&Y	$0	$0	$245,568
Service Affiliates of MFS Municipal Income Trust	Deloitte	$0	$0	$452,513

October 31, 2024	Independent Registered Public Accounting Firm	Audit-Related Fees#	Tax Fees#	All Other Fees#

Service Affiliates of MFS Multimarket Income Trust	E&Y	$0	$0	$3,600
Service Affiliates of MFS Municipal Income Trust	Deloitte	$0	$0	$0

#	This amount reflects the fees billed to Service Affiliates of each Trust for non-audit services relating directly to the operations and financial reporting of the Trust (portions of which services also related to the operations and financial reporting of all funds within the MFS funds complex).

During the periods indicated in the tables above, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved pursuant to the de minimis exception set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Aggregate fees billed by each Independent Registered Public Accounting Firm, for each Trust’s two most recent fiscal years, for non-audit services rendered to each Trust and each Trust’s Service Affiliates:

Trust and Service Affiliates	Independent Registered Public Accounting Firm	2025	2024
MFS Multimarket Income Trust and its Service Affiliates	E&Y	$494,709	$324,289
MFS Municipal Income Trust and its Service Affiliates	Deloitte	$462,513	$27,927
I-1

Appendix J:     Interests of Certain Persons

As of November 14, 2025, to the best knowledge of each Trust, the shareholders who beneficially owned more than 5% of the outstanding shares of any class of such Trust or more than 5% of the outstanding shares of any class of a Target Fund are as follows:

Trust	Name and Address of Beneficial Owner	Title of Class	Number of Outstanding Shares Beneficially Owned(1)	Percent of Outstanding Shares of Noted Class Owned
abrdn National Municipal Income Fund	Toronto Dominion Investments, Inc.(2) 1 Vanderbilt Avenue New York, NY 10017	Preferred	990	100%

	Toronto Dominion Holdings USA Inc(2) 1 Vanderbilt Avenue New York, NY 10017	Preferred	990	100%

	TD Group US Holdings LLC(2) 251 Little Falls Drive Wilmington, DE 19808	Preferred	990	100%

	Toronto Dominion Bank(2) Toronto-Dominion Centre, P.O. Box 1 Toronto A6, M5K 1A2	Preferred	990	100%

	First Trust Portfolios L.P(3) First Trust Advisors L.P. (3) The Charger Corporation(3) 120 East Liberty Drive, Ste. 400 Wheaton, IL 60187	Common	629,930	5.13%

MFS Charter Income Trust	Morgan Stanley (Smith Barney) 1585 Broadway New York, NY 10036	Common	6,676,108	15.90%

	Sit Investment Associates, Inc. 3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	Common	2,451,127	5.90%

MFS Government Markets Income Trust	Sit Investment Associates, Inc. 3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	Common	8,861,311	27.20%

	1607 Capital Partners, LLC 13 S. 13th Street Suite 400 Richmond, VA 23219	Common	2,349,621	7.21%

	Karpus Management, Inc. 183 Sully’s Trail Pittsford, NY 14534	Common	1,832,776	5.62%

MFS High Income Municipal Trust	Saba Capital Management, L.P. 405 Lexington Avenue 58th Floor New York, NY 10174	Common	1,918,375	6.09%

J-1

Trust	Name and Address of Beneficial Owner	Title of Class	Number of Outstanding Shares Beneficially Owned(1)	Percent of Outstanding Shares of Noted Class Owned
	JPMorgan Chase Bank, N.A. 1111 Polaris Parkway Columbus, OH 43240	Preferred	692	100%

MFS High Yield Municipal Trust	Bulldog Investors, LLP Park 80 West-Plaza Two 250 Pehle Ave Suite 708 Saddle Brook, NJ 07663	Common	3,631,503	14.25%

	Almitas Capital LLC 1460 4th Street, Suite 1420 West Palm Beach, FL 33401	Common	1,507,168	5.90%

	RiverNorth Capital Management, LLC 360 S Rosemary Ave Suite 1420 West Palm Beach, FL 33401	Common	2,579,075	10.12%

	JPMorgan Chase Bank, N.A. 1111 Polaris Parkway Columbus, OH 43240	Preferred	510	100%

MFS Intermediate High Income Fund	Sit Investment Associates, Inc. 3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	Common	1,082,086	6.00%

MFS Intermediate Income Trust	Sit Investment Associates, Inc. 3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	Common	28,954,725	25.40%

	1607 Capital Partners, LLC 13 S. 13th Street Suite 400 Richmond, VA 23219	Common	7,575,555	6.66%

MFS Investment Grade Municipal Trust	Bulldog Investors, LLP Park 80 West-Plaza Two 250 Pehle Ave Suite 708 Saddle Brook, NJ 07663	Common	866,996	10.57%

	RiverNorth Capital Management, LLC 360 S Rosemary Ave Suite 1420 West Palm Beach, FL 33401	Common	512,860	5.63%

	Almitas Capital LLC 1460 4th Street Suite 300 Santa Monica, CA 90401	Common	491,954	5.40%

	JPMorgan Chase Bank, N.A. 1111 Polaris Parkway Columbus, OH 43240	Preferred	372	100%

MFS Multimarket Income Trust	Allspring Global Investments Holdings, LLC 1415 Vantage Park Drive 3rd Floor Charlotte, NC 28203	Common	3,251,335	5.88%
J-2

Trust	Name and Address of Beneficial Owner	Title of Class	Number of Outstanding Shares Beneficially Owned(1)	Percent of Outstanding Shares of Noted Class Owned
MFS Municipal Income Trust	JPMorgan Chase Bank, N.A. 1111 Polaris Parkway Columbus, OH 43240	Preferred	967	100%

(1)	Amounts reflected are based on disclosure in Schedule 13D and 13G filings made with the SEC as of November 14, 2025.

(2)	Per Form 4 filed with the SEC on December 22, 2022, Toronto Dominion Investments, Inc. (“TDI”) is the direct owner of the preferred shares of VFL. Toronto Dominion Holdings (U.S.A.), Inc. (“TDH”) is the sole owner of TDI and TD Group US Holdings LLC (“TD GUS”) is the sole owner of TDH. Toronto Dominion Bank (“TD Bank”) is the sole owner of TD GUS. TD Bank, TDH, and TD GUS hold an indirect interest in the preferred shares by virtue of their ownership of TDI.

(3)	These entities jointly filed a Schedule 13G for the share amount and percentage shown.
J-3

MFS Multimarket Income Trust [•] [•]	YOUR VOTE IS IMPORTANT EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: [LINK] or scan the QR code Follow the on-screen instructions available 24 hours (until [10:00 a.m.] Eastern Time On [March 11], 2026)

VOTE BY TELEPHONE Call toll free: [(•••) •••-••••] Follow the recorded instructions available 24 hours (until [10:00 a.m.] Eastern Time On [March 11], 2026)

VOTE BY MAIL

Vote, sign and date your

Proxy Card and return in the

postage-paid envelope

(must be received by
[10:00 a.m.] Eastern Time
On [March 11], 2026)
Do not mail your
Proxy Card when you vote by phone or internet

VOTE IN PERSON Attend Shareholder Meeting Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199 At [11:00 a.m.] Eastern Time On [March 11], 2026

Please detach at perforation before mailing.

PROXY

MFS Multimarket Income Trust
111 Huntington Avenue, Boston, Massachusetts 02199
JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [MARCH 11], 2026

This proxy is solicited on behalf of the Board of Trustees of the Trust

The signer of this proxy card hereby appoints [Christopher R. Bohane, Tiffany Ko, Brian E. Langenfeld, Amanda S. Mooradian, Susan A. Pereira, Matthew A. Stowe, and William B. Wilson] and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Joint Special Meeting of Shareholders of the above-referenced Trust (the “Meeting”), to be held on [Wednesday, March 11, 2026] at [11:00 a.m.], Eastern Time, and at any adjournments or postponements thereof, all of the common shares of the Trust that the undersigned would be entitled to vote if personally present. Only the Trust’s shareholders of record on December 11, 2025 will be entitled to vote at the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF YOU SUBMIT A PROPERLY EXECUTED PROXY BUT DO NOT INDICATE HOW YOU WISH YOUR SHARES TO BE VOTED WITH RESPECT TO A PROPORSAL, YOUR SHARES WILL BE VOTED FOR THE PROPOSAL, AS APPLICABLE. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OF THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR EACH PROPOSAL ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING, DATING, AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

VOTE VIA THE INTERNET: [LINK] VOTE VIA THE TELEPHONE: [(•••) •••-••••]

MMT [•••••]_[••••••]

xxxxxxxxxxxxxx	code

165392287_1

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the MFS

Joint Special Meeting of Shareholders to be held on [March 11], 2026

The Proxy Statement for this meeting is available at

https://[  ].pdf

PLEASE SIGN, DATE AND RETURN YOUR

PROXY CARD TODAY

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposals YOUR BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” EACH PROPOSAL.

1.	To approve the issuance of additional common shares of beneficial interest of MFS Multimarket Income Trust, in connection with the proposed reorganizations of each of MFS Charter Income Trust, MFS Intermediate High Income Fund, MFS Government Markets Income Trust, and/or MFS Intermediate Income Trust.			FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	Approval of the new investment management agreement between MFS Multimarket Income Trust and abrdn Inc.			FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	Election of Trustees of MFS Multimarket Income Trust.

	01. Gordon Baird 04. Nancy Yao	02. Christian Pittard 05. C. William Maher	03. Todd Reit	FOR ALL ☐	WITHHOLD ALL ☐	FOR ALL EXCEPT ☐

INSTRUCTIONS: To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

4.	To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

/ /

Scanner bar code

xxxxxxxxxxxxxx	[•••• •••••]	xxxxxxxx

165392287_1

MFS Municipal Income Trust [•] [•]	YOUR VOTE IS IMPORTANT EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: [LINK] or scan the QR code Follow the on-screen instructions available 24 hours (until [10:00 a.m.] Eastern Time On [March 11], 2026)

VOTE BY TELEPHONE Call toll free: [(•••) •••-••••] Follow the recorded instructions available 24 hours (until [10:00 a.m.] Eastern Time On [March 11], 2026)

VOTE BY MAIL

Vote, sign and date your

Proxy Card and return in the

postage-paid envelope

(must be received by
[10:00 a.m.] Eastern Time
On [March 11], 2026)
Do not mail your
Proxy Card when you vote by phone or internet

VOTE IN PERSON Attend Shareholder Meeting Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199 At [11:00 a.m.] Eastern Time On [March 11], 2026

Please detach at perforation before mailing.

PROXY

MFS Municipal Income Trust
111 Huntington Avenue, Boston, Massachusetts 02199
JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [MARCH 11], 2026

This proxy is solicited on behalf of the Board of Trustees of the Trust

The signer of this proxy card hereby appoints [Christopher R. Bohane, Tiffany Ko, Brian E. Langenfeld, Amanda S. Mooradian, Susan A. Pereira, Matthew A. Stowe, and William B. Wilson] and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Joint Special Meeting of Shareholders of the above-referenced Trust (the “Meeting”), to be held on [Wednesday, March 11, 2026] at [11:00 a.m.], Eastern Time, and at any adjournments or postponements thereof, all of the common shares of the Trust that the undersigned would be entitled to vote if personally present. Only the Trust’s shareholders of record on December 11, 2025 will be entitled to vote at the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF YOU SUBMIT A PROPERLY EXECUTED PROXY BUT DO NOT INDICATE HOW YOU WISH YOUR SHARES TO BE VOTED WITH RESPECT TO A PROPORSAL, YOUR SHARES WILL BE VOTED FOR THE PROPOSAL, AS APPLICABLE. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OF THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR EACH PROPOSAL ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING, DATING, AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

VOTE VIA THE INTERNET: [LINK] VOTE VIA THE TELEPHONE: [(•••) •••-••••]

MFM_[•••••]_[••••••]

xxxxxxxxxxxxxx	code

165374224_6

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the MFS

Joint Special Meeting of Shareholders to be held on [March 11], 2026

The Proxy Statement for this meeting is available at

https://[ ].pdf

PLEASE SIGN, DATE AND RETURN YOUR

PROXY CARD TODAY

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposals YOUR BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” EACH PROPOSAL.

1.	To approve the issuance of additional common shares of beneficial interest of MFS Municipal Income Trust, in connection with the proposed reorganizations of each of MFS High Income Municipal Trust, MFS High Yield Municipal Trust, MFS Investment Grade Municipal Trust, and/or abrdn National Municipal Income Fund.			FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	Approval of the new investment management agreement between MFS Municipal Income Trust and abrdn Inc.			FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	Election of Trustees of MFS Municipal Income Trust.

	01. Gordon Baird	02. Christian Pittard	03. Todd Reit	FOR ALL ☐	WITHHOLD ALL ☐	FOR ALL EXCEPT ☐

INSTRUCTIONS: To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

4.	To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

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MFS Municipal Income Trust [•] [•]	YOUR VOTE IS IMPORTANT EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: [LINK] or scan the QR code Follow the on-screen instructions available 24 hours (until [10:00 a.m.] Eastern Time On [March 11], 2026)

VOTE BY TELEPHONE Call toll free: [(•••) •••-••••] Follow the recorded instructions available 24 hours (until [10:00 a.m.] Eastern Time On [March 11], 2026)

VOTE BY MAIL

Vote, sign and date your

Proxy Card and return in the

postage-paid envelope

(must be received by
[10:00 a.m.] Eastern Time
On [March 11], 2026)
Do not mail your
Proxy Card when you vote by phone or internet

VOTE IN PERSON Attend Shareholder Meeting Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199 At [11:00 a.m.] Eastern Time On [March 11], 2026

Please detach at perforation before mailing.

PROXY

MFS Municipal Income Trust
111 Huntington Avenue, Boston, Massachusetts 02199
JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [MARCH 11], 2026

This proxy is solicited on behalf of the Board of Trustees of the Trust

The signer of this proxy card hereby appoints [Christopher R. Bohane, Tiffany Ko, Brian E. Langenfeld, Amanda S. Mooradian, Susan A. Pereira, Matthew A. Stowe, and William B. Wilson] and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Joint Special Meeting of Shareholders of the above-referenced Trust (the “Meeting”), to be held on [Wednesday, March 11, 2026] at [11:00 a.m.], Eastern Time, and at any adjournments or postponements thereof, all of the preferred shares of the Trust that the undersigned would be entitled to vote if personally present. Only the Trust’s shareholders of record on December 11, 2025 will be entitled to vote at the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF YOU SUBMIT A PROPERLY EXECUTED PROXY BUT DO NOT INDICATE HOW YOU WISH YOUR SHARES TO BE VOTED WITH RESPECT TO A PROPORSAL, YOUR SHARES WILL BE VOTED FOR THE PROPOSAL, AS APPLICABLE. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OF THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR EACH PROPOSAL ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING, DATING, AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

VOTE VIA THE INTERNET: [LINK] VOTE VIA THE TELEPHONE: [(•••) •••-••••]

MFM_[•••••]_[••••••]

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the MFS

Joint Special Meeting of Shareholders to be held on [March 11], 2026

The Proxy Statement for this meeting is available at

https://[  ].pdf

PLEASE SIGN, DATE AND RETURN YOUR

PROXY CARD TODAY

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposals YOUR BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” EACH PROPOSAL.

1.	To approve the issuance of additional common shares of beneficial interest of MFS Municipal Income Trust, in connection with the proposed reorganizations of each of MFS High Income Municipal Trust, MFS High Yield Municipal Trust, MFS Investment Grade Municipal Trust, and/or abrdn National Municipal Income Fund.			FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	Approval of the new investment management agreement between MFS Municipal Income Trust and abrdn Inc.			FOR ☐	AGAINST ☐	ABSTAIN ☐

3. (i)	Election of Trustees of MFS Municipal Income Trust.

	01. Gordon Baird	02. Christian Pittard	03. Todd Reit	FOR ALL ☐	WITHHOLD ALL ☐	FOR ALL EXCEPT ☐

INSTRUCTIONS: To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

3. (ii)	Election of Trustees of MFS Municipal Income Trust

	01. Nancy Yao	02. C. William Maher		FOR ALL ☐	WITHHOLD ALL ☐	FOR ALL EXCEPT ☐

INSTRUCTIONS: To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

4.	To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

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Scanner bar code

xxxxxxxxxxxxxx	[•••• •••••]	xxxxxxxx

165392275_2

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